UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq.
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

UBS Relationship Funds	December 31, 2013

UBS Relationship Funds
Annual Report

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Table of contents

President’s letter	2

The markets in review	3

Portfolio Managers’ commentary and portfolio of investments
UBS Global Securities Relationship Fund	5
UBS Emerging Markets Equity Relationship Fund	18
UBS International Equity Relationship Fund	24
UBS U.S. Equity Alpha Relationship Fund	32
UBS Global Corporate Bond Relationship Fund	42
UBS High Yield Relationship Fund	53
UBS Opportunistic Emerging Markets Debt Relationship Fund	64
UBS Cash Management Prime Relationship Fund	74
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	78

Explanation of expense disclosure	84

Statement of assets and liabilities	86

Statement of operations	90

Statement of changes in net assets	94

Statement of cash flows	97

Financial highlights	98

Notes to financial statements	103

Report of independent registered public accounting firm	123

General information	124

Trustee and Officer information	125

President’s letter

February 14, 2014

Dear Shareholder,

The importance of investment discipline to achieving better investment outcomes is well known to individual investors and financial advisors alike. But even the most disciplined investors, faced with breaking news or market-moving events, can sometimes be distracted from their long-term financial plans. The year 2013 and the early part of this year have offered no shortage of distractions. After the broad, steady market recoveries of the last several years, 2013 presented us with the much anticipated “great rotation” out of fixed income into risk assets. Although it didn’t fully play out, this was set in motion by the Federal Reserve Board’s (the “Fed”) decision to “taper” its quantitative easing program (“QE”) due to improving prospects for the American economy. Bond investors, some of whom may be risk averse, learned firsthand that it is possible for their fixed income investments to lose value when interest rates rise. Yet, they still seem to accept this tradeoff in exchange for the relative security of their principal, as evidenced by the number of investors with assets still in fixed income investments. In 2013, stocks rallied despite questions over what effects the taper and a change in leadership at the Fed would have on stock prices. While flows into equities improved, many investors didn’t participate in this rally and are now faced with the decision of what to do next.

The financial advisor community and asset managers like UBS Global Asset Management understand the drivers of investor behavior and have collaborated to create solutions that help clients build and maintain diversified, well allocated portfolios. Integrated in these solutions are the core/traditional asset classes that have built and protected wealth for decades. Increasingly, however, wealth managers’ and asset managers’ solutions are including new diversifiers, designed to potentially enhance the likelihood that clients remain committed to their long-term financial plans through the markets’ ups and downs. By offering solutions that help better diversify client portfolios, we aim to soften what can sometimes be a bumpy ride.

At UBS Global Asset Management, we are committed to traditional asset classes but have also enhanced our product offerings. We remain vigilant in adding value through active management in our core investment solutions. But, as I have mentioned in past letters, we were among the early leaders to evolve our product offering to meet the challenges to investment discipline described above. We launched these types of funds before the terms “liquid alternatives,” “absolute return” or “multi-alternative funds” were well known in the investment vernacular. We have invested resources to better enable our investment professionals across equities, fixed income and multi-asset class solutions, to focus on improved investor outcomes. We continue to build strong track records in these areas, so that we can play an integral role in helping financial advisors meet their clients’ needs by staying focused on investors’ real, long-term objectives.

The markets will undoubtedly continue to challenge investors’ fortitude with respect to their commitment to their long-term financial plans. As we begin 2014, new distractions have arisen: concerns over emerging markets and uncertainty about security at the Olympic Games in Sochi, Russia, among others. As such, we understand that it is our responsibility to deliver sustained performance in our funds, enabling our clients to experience the outcomes they need. To help us stay focused on these challenges, we rely on our firm’s culture, based on the foundations of client focus, excellence and sustained performance. We embrace this responsibility and these challenges and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver
President
UBS Relationship Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

The markets in review

Improving growth in the developed world
Despite a number of headwinds, including the sequestration, higher taxes and rising interest rates, the overall US economy continued to expand during the reporting period. The Commerce Department reported that gross domestic product (“GDP”) growth in the US was a tepid 1.1% during the first quarter of 2013. The economy then gained some traction, as GDP grew 2.5% and 4.1% during the second and third quarters of 2013, respectively. Third quarter GDP was the highest reading since the fourth quarter of 2011. The Commerce Department’s initial estimate for fourth quarter 2013 GDP growth was 3.2%.1

The Federal Reserve Board (the “Fed”) took a number of actions during the reporting period to stimulate the economy. As has been the case since December 2008, the Fed kept the federal funds rate (the federal funds rate, or the “fed funds rate,” which is the rate banks charge one another for funds they borrow on an overnight basis) at a historically low level between 0% and 0.25%. However, at his press conference following the central bank’s meeting in June 2013, Fed Chairman Ben Bernanke signaled that the Fed might moderate the monthly pace of its bond purchases later in the year. This triggered a substantial sell-off in the fixed income market, as Treasury yields rose sharply and bond prices declined. At its meeting that concluded on September 18, 2013, the Fed surprised the market by delaying the tapering of its asset purchases.

At its final meeting of 2013, in December, the Fed announced that it would begin paring back its monthly asset purchases, saying, “Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month.”

At its meeting that concluded on January 29, 2014, the Fed said it would further taper its asset purchases. Beginning in February 2014, the central bank will scale back its monthly purchases to a total of $65 billion ($30 billion of agency mortgage-backed securities and $35 billion of longer-term Treasury securities).2

Growth in other developed countries generally improved during the reporting period, albeit from relatively low levels. In its October 2013 World Economic Outlook, the International Monetary Fund (“IMF”) stated that “Advanced economies are gradually strengthening. At the same time, growth in emerging market economies has slowed.” From a regional perspective, the IMF anticipated that 2013 growth in the eurozone would contract by 0.4% but increase to 1.0% in 2014. While growth in emerging market countries remains higher than in developed countries, the IMF projects that this gap is narrowing. The IMF projected that emerging market growth would moderate from 4.9%, in 2012 to 4.5% in 2013. In particular, China’s economy was expected to grow 7.6% in 2013, versus 7.7% in 2012.

[1]	Based on the Commerce Department’s third estimate announced on January 30, 2014, after the reporting period had ended.
[2]	The Fed’s decision to further taper was made at its meeting that concluded on January 29, 2014, after the reporting period had ended.

The markets in review

Equities largely produce strong returns
Developed market equities produced outstanding results during the reporting period. In the US, generally positive economic data and corporate profits that often exceeded expectations supported the market. Volatility was elevated at times, due to moderating emerging market growth, geopolitical events and uncertainty regarding future central bank monetary policy. However, periodic setbacks were generally quickly replaced by solid demand from investors looking to generate incremental returns in the low interest rate environment. All told, the US stock market, as measured by the S&P 500 Index,3 gained 32.39% for the 12 months ended December 31, 2013, its best return since 1997. International developed equities, as measured by the MSCI EAFE Index (net),4 also rose sharply, gaining 22.78% during the reporting period. However, emerging market equities, as measured by the MSCI Emerging Markets Index (net),5 generated weak results, declining 2.60% over the same time period. This was due to several factors, including decelerating emerging market growth, generally falling commodity prices and sharply rising US interest rates.

Generally weak results for the fixed income market
The fortunes of the fixed income market were often tied to expectations regarding future Fed monetary policy. With the US economy gaining momentum and the Fed signaling a tapering of its asset purchases, US Treasury yields moved higher and negatively impacted the overall bond market (yields and bond prices move in opposite directions). Against this backdrop, the overall US bond market, as measured by the Barclays US Aggregate Index,6 declined 2.02%. Most US taxable spread sectors (non-US Treasury fixed income securities) generated negative absolute returns during the 12 months ended December 31, 2013. One notable exception was high yield bonds, as they generated strong results. Supporting the high yield market were continued solid corporate fundamentals, low defaults and overall solid demand. All told, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index7 rose 7.37% during the reporting period. In contrast, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),8 declined 6.58%. This poor performance was triggered by decelerating emerging market growth, the spike in US interest rates and weak demand.

[3]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[5]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[6]	The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.
[7]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly place non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.
[8]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Securities Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2013, UBS Global Securities Relationship Fund (the “Fund”) returned 11.96%, while the Fund’s benchmarks, the Citigroup World Government Bond Index and the MSCI World Free Index (net), declined 4.00% and returned 26.68%, respectively. In addition, our proprietary Global Securities Relationship Fund Index (the “Index”) returned 13.25%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive absolute return during the reporting period but underperformed the Index, primarily due to market allocation strategy.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. Various equity and fixed income options and futures were used to implement our market allocation strategy. These derivatives, in aggregate, contributed to performance during the period.

Portfolio performance summary1
What worked

  Overall, the Fund’s fixed income positioning contributed to performance.

–	The Fund maintained an underweight to fixed income during the reporting period. This was beneficial to performance, as the overall fixed income market performed poorly given the Federal Reserve Board’s (the “Fed”) indications that it would begin tapering its asset purchase program.

–	The Fund tactically managed its duration and was generally short versus the Index. This aided results, as interest rates moved higher during the reporting period.

  Positioning in the equity market was beneficial for the Fund in a number of cases.
–	An overweight to global equities was positive for performance as it was the best performing asset class during the year.

–	US large-cap core/value, US large-cap growth and emerging market growth security selection was additive for results.
  Currency strategies, overall, were positive for performance.
–	Our long position in the US dollar versus the Australian and Canadian dollars aided the Fund’s results.

–	A long position in the Mexican peso versus the Canadian dollar, as well as our positioning in the euro, were beneficial for the Fund’s performance.

1	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Global Securities Relationship Fund

What didn’t work

  Certain of the Fund’s fixed income exposures detracted from results.
–	Our allocation to investment grade corporate bonds, especially during the first half of the reporting period, detracted from performance.

–	While the Fund’s exposure to high yield corporate bonds was additive for absolute results, those bonds lagged the Index on a relative basis.

–	The security selection of individual fixed income securities was a modest drag on results.
  A bias toward non-US equities versus US equities detracted from results.
–	Our preference for international developed equities, largely in Europe, over US equities was not rewarded, as the former lagged their US counterparts.

–

An overweight to emerging market equities was not rewarded. They generated weak results as growth decelerated in many developing countries, commodity prices generally declined and investor demand was often poor.

  A few of the Fund’s currency positions were negative for results during the reporting period.
–	A long position in the US dollar versus a short in the New Zealand dollar detracted from results.

–	A short position in the Swiss franc versus the Japanese yen and euro were drags on the Fund’s performance.
  Security selection in certain areas was not beneficial to performance. Our international core value and emerging market core value security selection was not rewarded.

  Overall, the Fund’s positioning among risk assets detracted from results.
–	We tactically adjusted the Fund’s allocation to equities during the year. When the reporting period began, we had an overweight to equities versus a 65% allocation for the Index. In early January 2013, we increased the Fund’s equity allocation to 72% and then pared it to 68% at the end of the month. During the second quarter of 2013, we further increased our equity overweight. However, we reduced this exposure and moved to a slight underweight position in June, as the market weakened given the Fed’s plans to taper its asset purchases. After increasing the Fund’s exposure to equities in the third quarter, we pared our equity allocation prior to the Fed’s meeting in December. We ended the reporting period with a 66% allocation to equities.

–

We also adjusted the Fund’s global fixed income exposure, starting the 12-month period with a 31% allocation. The fixed income market was volatile in June in the wake of the Fed’s comments about tapering its asset purchase program. Against this backdrop, we moved from an overweight to a zero position in investment grade corporate bonds and modestly pared our high yield bond exposure. As the year progressed, we added back to our high yield bond allocation. The Fund ended the reporting period with roughly a 34% allocation to global fixed income.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global Securities Relationship Fund

Average annual total returns for periods ended December 31, 2013 (unaudited)

	1 year	5 years	10 years
UBS Global Securities Relationship Fund	11.96%	12.89%	5.99%
Citigroup World Government Bond Index[1]	(4.00)	2.28	4.15
MSCI World Free Index (net)[2]	26.68	15.02	6.98
Global Securities Relationship Fund Index[3]	13.25	11.46	6.57

[1]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Global Securities Relationship Fund Index is an unmanaged index compiled by the Advisor and is a composite of five indexes compiled by independent data providers: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2013 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Global Securities Relationship Fund

Top ten equity holdings (unaudited)[1]
As of December 31, 2013

Percentage of net assets
Novartis AG	0.8%
Apple, Inc.	0.8
Nestle SA	0.8
Toyota Motor Corp.	0.7
Bayer AG	0.7
BP PLC	0.7
Check Point Software Technologies Ltd.	0.6
Carrefour SA	0.6
Imperial Tobacco Group PLC	0.6
Vodafone Group PLC	0.5
Total	6.8%

Top ten long-term fixed income holdings (unaudited)[1]
As of December 31, 2013
Percentage of net assets
Government of Australia,
5.750%, due 05/15/21	1.0%
Bundesrepublik Deutschland,
3.250%, due 07/04/21	0.7
Government of Finland,
4.375%, due 07/04/19	0.7
US Treasury Notes,
2.500%, due 04/30/15	0.5
Kingdom of Sweden,
5.000%, due 12/01/20	0.5
Buoni Poliennali Del Tesoro,
2.100%, due 09/15/21	0.5
US Treasury Notes,
0.750%, due 12/31/17	0.5
Bundesobligation,
1.250%, due 10/14/16	0.5
US Treasury Notes,
0.125%, due 12/31/14	0.4
Government of France,
0.250%, due 07/25/18	0.3
Total	5.6%

Country exposure by issuer, top five
(unaudited)[2]
As of December 31, 2013
Percentage of net assets
United States	19.4%
United Kingdom	6.9
Japan	6.5
Germany	3.8
Switzerland	2.6
Total	39.2%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund. Figures might be different if a breakdown of underlying investment companies was included.
[2]	Figures represent the direct investments of UBS Global Securities Relationship Fund. If a breakdown of the underlying affiliated investment companies was included, the top five country exposure percentages would be as follows: United States: 24.8%, United Kingdom: 7.0%, Japan: 6.5%, Germany: 3.8%, China: 2.7%.

UBS Global Securities Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2013

Common stocks
Aerospace & defense	0.41%
Air freight & logistics	0.01
Airlines	0.66
Auto components	0.28
Automobiles	1.45
Beverages	0.74
Biotechnology	0.86
Building products	0.34
Capital markets	1.24
Chemicals	1.25
Commercial banks	3.25
Commercial services & supplies	0.16
Communications equipment	0.14
Computers & peripherals	0.95
Construction & engineering	0.04
Construction materials	0.60
Consumer finance	0.28
Diversified financial services	1.28
Diversified telecommunication services	0.48
Electric utilities	0.33
Electrical equipment	0.42
Electronic equipment, instruments & components	0.54
Energy equipment & services	1.15
Food & staples retailing	0.68
Food products	1.71
Health care equipment & supplies	0.28
Health care providers & services	0.46
Hotels, restaurants & leisure	0.80
Household durables	0.45
Industrial conglomerates	1.00
Insurance	3.19
Internet & catalog retail	0.61
Internet software & services	0.64
IT services	0.41
Leisure equipment & products	0.28
Life sciences tools & services	0.07
Machinery	0.81
Marine	0.26
Media	1.50
Metals & mining	1.35
Multiline retail	0.30
Multi-utilities	0.45
Oil, gas & consumable fuels	2.41
Paper & forest products	0.14
Personal products	0.44
Pharmaceuticals	3.44
Professional services	0.27
Real estate investment trust (REIT)	0.45
Real estate management & development	0.34
Road & rail	0.83
Semiconductors & semiconductor equipment	1.72
Software	1.68
Specialty retail	0.31
Textiles, apparel & luxury goods	0.78
Tobacco	0.85
Trading companies & distributors	0.49
Wireless telecommunication services	1.31
Total common stocks	47.57%

Bonds
Mortgage & agency debt securities	0.04
US government obligations	1.92
Non-US government obligations	6.66
Total bonds	8.62%

Investment companies
iShares JP Morgan USD Emerging Markets Bond ETF	2.38
UBS Emerging Markets Equity Relationship Fund	6.90
UBS High Yield Relationship Fund	6.95
Total investment companies	16.23%

Warrant	0.05
Short-term investment	22.61
Investment of cash collateral from securities loaned	3.11
Total investments	98.19%

Cash and other assets, less liabilities	1.81
Net assets	100.00%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund. Figures might be different if a breakdown of underlying investment companies was included.

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2013

	Shares	Value
Common stocks: 47.57%
Australia: 0.22%
Westfield Group REIT	60,983	$549,418

Brazil: 0.14%
AMBEV SA ADR	4,250	31,238
BRF SA	3,400	70,976
Cia Brasileira de Distribuicao
Grupo Pao de Acucar ADR[1]	1,700	75,939
Cielo SA	5,600	155,829
Cosan Ltd., Class A	1,700	23,324
Total Brazil common stocks		357,306

Canada: 1.62%
Canadian Oil Sands Ltd.	40,300	758,008
Canadian Pacific Railway Ltd.	390	59,015
Lightstream Resources Ltd.[1]	42,559	235,582
Lululemon Athletica, Inc.*[1]	1,490	87,955
Petrobank Energy & Resources Ltd.*	44,700	14,728
Royal Bank of Canada	20,100	1,351,227
Suncor Energy, Inc.	29,200	1,023,684
Teck Resources Ltd., Class B	18,900	491,960
Total Canada common stocks		4,022,159

China: 1.60%
AIA Group Ltd.	254,886	1,278,654
Airtac International Group	5,000	40,599
Angang Steel Co., Ltd., H Shares*	58,000	43,083
Baidu, Inc. ADR*	1,570	279,272
Brilliance China Automotive Holdings Ltd.	138,000	224,949
China Overseas Land & Investment Ltd.	8,000	22,491
China Railway Group Ltd., H Shares	209,000	107,811
China Shenhua Energy Co., Ltd., H Shares	30,000	94,593
China Unicom Hong Kong Ltd.	22,000	32,911
CIMC Enric Holdings Ltd.	54,000	87,048
Guangzhou Automobile Group Co., Ltd., H Shares	30,000	32,808
Industrial & Commercial Bank of China Ltd., H Shares	108,000	72,981
Jardine Matheson Holdings Ltd.	15,200	795,112
Kerry Logistics Network Ltd.*	14,500	20,607
Kingboard Chemical Holdings Ltd.	9,500	24,809
Minth Group Ltd.	20,000	41,525
Ping An Insurance Group Co. of China Ltd., H Shares	27,500	246,299
Shimao Property Holdings Ltd.	30,500	70,091
Sohu.com, Inc.*[1]	1,100	80,223
Tencent Holdings Ltd.	4,000	255,136
ZTE Corp., H Shares*	60,400	119,954
Total China common stocks		3,970,956

Denmark: 0.26%
AP Moeller - Maersk A/S, Class B	59	640,293

Finland: 0.48%
Sampo Oyj, Class A	24,055	1,182,063

France: 1.18%
Carrefour SA	35,154	1,393,291
Peugeot SA*	50,045	649,777
Schneider Electric SA	10,195	889,201
Total France common stocks		2,932,269

Germany: 2.35%
Bayer AG	12,646	1,773,635
Deutsche Bank AG	18,262	871,141
E.ON SE	34,637	639,226
HeidelbergCement AG	12,124	919,846
Infineon Technologies AG	87,924	938,627
ThyssenKrupp AG*	28,115	684,210
Total Germany common stocks		5,826,685

India: 0.07%
Dr Reddy’s Laboratories Ltd. ADR	4,200	172,326

Indonesia: 0.02%
Adaro Energy Tbk PT	189,000	16,928
Harum Energy Tbk PT	53,500	12,089
Media Nusantara Citra Tbk PT	101,500	21,893
Tambang Batubara Bukit
Asam Persero Tbk PT	13,500	11,315
Total Indonesia common stocks		62,225

Ireland: 0.83%
Mallinckrodt PLC*	4,100	214,266
Ryanair Holdings PLC ADR*	14,900	699,257
Shire PLC	24,016	1,134,220
Total Ireland common stocks		2,047,743

Israel: 0.79%
Check Point Software Technologies Ltd.*	21,800	1,406,536
Mellanox Technologies Ltd.*[1]	9,000	359,730
Teva Pharmaceutical Industries Ltd. ADR	4,700	188,376
Total Israel common stocks		1,954,642

Italy: 0.31%
Intesa Sanpaolo SpA	308,183	760,597

Japan: 6.50%
Asahi Glass Co., Ltd.	88,000	546,501
Astellas Pharma, Inc.	15,600	922,875
Bridgestone Corp.	15,000	566,898

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2013

	Shares	Value
Common stocks—(Continued)
Japan—(Concluded)
Hitachi Ltd.	100,000	$755,864
ITOCHU Corp.	98,800	1,218,699
Japan Airlines Co., Ltd.	16,400	808,242
KDDI Corp.	21,800	1,339,341
Mitsubishi UFJ Financial Group, Inc.	184,600	1,216,526
ORIX Corp.	65,200	1,143,523
Panasonic Corp.	85,900	998,401
Sankyo Co., Ltd.	14,800	681,607
Shin-Etsu Chemical Co., Ltd.	14,700	857,069
Shiseido Co., Ltd.	56,300	904,029
Sumitomo Realty & Development Co., Ltd.	13,000	645,618
THK Co., Ltd.	38,200	951,826
Tokio Marine Holdings, Inc.	22,800	761,010
Toyota Motor Corp.	29,200	1,780,116
Total Japan common stocks		16,098,145

Luxembourg: 0.03%
Ternium SA ADR	2,700	84,510

Macau: 0.23%
Melco Crown Entertainment Ltd. ADR*	6,500	254,930
Sands China Ltd.	39,200	320,251
Total Macau common stocks		575,181

Malaysia: 0.08%
Axiata Group Bhd	34,100	71,833
Malayan Banking Bhd	5,900	17,905
Sapurakencana Petroleum Bhd*	64,700	96,788
Total Malaysia common stocks		186,526

Mexico: 0.26%
Alfa SAB de CV, Class A	52,000	145,846
Alsea SAB de CV	42,000	131,213
Cemex SAB de CV ADR*[1]	6,564	77,652
Grupo Financiero Banorte SAB de CV, Class O	29,000	202,921
Grupo Televisa SAB ADR	2,700	81,702
Total Mexico common stocks		639,334

Netherlands: 1.55%
Aegon NV	76,477	721,947
Heineken NV	12,125	818,672
Koninklijke DSM NV	13,476	1,059,686
NXP Semiconductor NV*	8,200	376,626
Wolters Kluwer NV	29,863	852,257
Total Netherlands common stocks		3,829,188

Norway: 0.45%
Telenor ASA	46,801	1,115,761

Panama: 0.03%
Copa Holdings SA, Class A	500	80,055

Philippines: 0.12%
Alliance Global Group, Inc.	242,600	141,026
Metropolitan Bank & Trust Co.	51,364	87,434
SM Investments Corp.	4,195	67,203
Total Philippines common stocks		295,663

Russia: 0.08%
Magnit OJSC GDR[2]	1,935	128,097
MegaFon OAO GDR[2]	2,138	71,623
Total Russia common stocks		199,720

South Africa: 0.21%
Aspen Pharmacare Holdings Ltd.	6,884	176,346
Life Healthcare Group Holdings Ltd.	17,705	70,651
Naspers Ltd., Class N	1,825	190,679
Standard Bank Group Ltd.	6,297	77,689
Total South Africa common stocks		515,365

South Korea: 0.60%
Doosan Infracore Co., Ltd.*	2,970	35,459
Hankook Tire Co., Ltd.*	1,368	78,682
Hyundai Motor Co.*	692	155,075
Kia Motors Corp.*	247	13,130
LG Chem Ltd.*	259	73,502
NAVER Corp.*	140	96,044
NCSoft Corp.*	871	205,092
Samsung Electronics Co., Ltd.	227	295,110
Seoul Semiconductor Co., Ltd.*	3,994	152,895
Shinhan Financial Group Co., Ltd.*	1,750	78,434
SK Hynix, Inc.*	7,030	245,136
Sung Kwang Bend Co., Ltd.*	1,917	48,499
Total South Korea common stocks		1,477,058

Spain: 0.63%
Acciona SA	5,804	333,475
Banco Santander SA	137,778	1,233,155
Total Spain common stocks		1,566,630

Sweden: 0.16%
Lundin Petroleum AB*	20,813	405,785

Switzerland: 2.59%
Credit Suisse Group AG*	30,566	934,403
Glencore Xstrata PLC*	158,288	819,640
Nestle SA	26,723	1,956,182
Novartis AG	25,653	2,047,524
SGS SA	291	669,393
Total Switzerland common stocks		6,427,142

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2013

	Shares	Value
Common stocks—(Continued)
Taiwan: 0.28%
Ginko International Co., Ltd.	6,000	$113,342
Hiwin Technologies Corp.	10,000	84,386
Largan Precision Co., Ltd.	4,000	163,068
MediaTek, Inc.	3,000	44,642
President Chain Store Corp.	12,000	83,145
Siliconware Precision Industries Co.	8,000	9,556
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	8,600	149,984
Uni-President Enterprises Corp.	21,238	38,267
Total Taiwan common stocks		686,390

Thailand: 0.03%
Banpu PCL	18,900	17,399
Jasmine International PCL	141,400	28,831
Minor International PCL	37,900	23,875
Total Thailand common stocks		70,105

Turkey: 0.04%
Ford Otomotiv Sanayi AS	3,952	41,745
Turk Hava Yollari	18,124	54,313
Total Turkey common stocks		96,058

United Kingdom: 6.35%
Aon PLC	4,600	385,894
Associated British Foods PLC	14,376	582,055
Aviva PLC	117,026	871,470
Barclays PLC	227,830	1,026,000
BP PLC	201,856	1,631,373
Burberry Group PLC	23,596	592,359
Carnival PLC	12,393	513,260
HSBC Holdings PLC	99,350	1,089,772
Imperial Tobacco Group PLC	35,675	1,381,197
Kingfisher PLC	119,899	763,809
Liberty Global PLC, Series A*	1,920	170,861
Noble Corp. PLC	12,200	457,134
Premier Oil PLC	101,690	528,082
Prudential PLC	56,967	1,264,082
Rio Tinto PLC	21,794	1,230,481
SABMiller PLC	16,086	826,032
Sage Group PLC	156,259	1,044,602
Vodafone Group PLC	346,866	1,361,311
Total United Kingdom common stocks		15,719,774

United States: 17.48%
3M Co.	2,700	378,675
Acorda Therapeutics, Inc.*	8,100	236,520
Adobe Systems, Inc.*	7,400	443,112
Alexion Pharmaceuticals, Inc.*	2,400	319,344
Allergan, Inc.	3,290	365,453
Alnylam Pharmaceuticals, Inc.*	3,500	225,155
Amazon.com, Inc.*	3,130	1,248,213
American Express Co.	1,720	156,055
AMETEK, Inc.	2,830	149,056
Apple, Inc.	3,560	1,997,552
Applied Materials, Inc.	21,800	385,642
Baker Hughes, Inc.	13,400	740,484
Baxter International, Inc.	6,900	479,895
Biogen Idec, Inc.*	540	151,065
Bio-Rad Laboratories, Inc., Class A*	1,459	180,347
Bluebird Bio, Inc.*	1,900	39,862
Broadcom Corp., Class A	24,900	738,285
Capital One Financial Corp.	4,800	367,728
Cardinal Health, Inc.	3,400	227,154
Catamaran Corp.*	2,590	122,973
Citigroup, Inc.	19,990	1,041,679
Coach, Inc.	4,300	241,359
Comcast Corp., Class A	12,400	644,366
Concho Resources, Inc.*	1,290	139,320
Crown Castle International Corp.*	2,360	173,295
Cummins, Inc.	900	126,873
Danaher Corp.	12,450	961,140
Digital Realty Trust, Inc. REIT[1]	11,600	569,792
Discover Financial Services	2,400	134,280
Dollar General Corp.*	1,460	88,067
Dow Chemical Co.	10,300	457,320
Edison International	5,000	231,500
Eli Lilly & Co.	7,900	402,900
Envision Healthcare Holdings, Inc.*	7,600	269,952
EOG Resources, Inc.	2,300	386,032
Epizyme, Inc.*[1]	1,900	39,520
Estee Lauder Cos., Inc., Class A	2,390	180,015
Facebook, Inc., Class A*	4,615	252,256
First Cash Financial Services, Inc.*	650	40,196
FMC Technologies, Inc.*	1,780	92,934
Freescale Semiconductor Ltd.*	11,500	184,575
General Dynamics Corp.	5,900	563,745
General Motors Co.*	17,000	694,790
Gilead Sciences, Inc.*	9,150	687,622
Google, Inc., Class A*	415	465,095
Hain Celestial Group, Inc.*	1,030	93,503
Halliburton Co.	16,700	847,525
Hertz Global Holdings, Inc.*	35,500	1,016,010
Hess Corp.	8,100	672,300
Hospira, Inc.*	11,400	470,592
Illinois Tool Works, Inc.	8,100	681,048
Impax Laboratories, Inc.*	10,800	271,512
International Paper Co.	6,900	338,307
Intuitive Surgical, Inc.*	290	111,383

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2013

	Shares		Value
Common stocks—(Concluded)
United States—(Concluded)
Invesco Ltd.		9,800	$356,720
Jabil Circuit, Inc.		22,200	387,168
JC Penney Co., Inc.*[1]		21,700	198,555
JPMorgan Chase & Co.		16,900	988,312
Kellogg Co.		2,900	177,103
Las Vegas Sands Corp.		2,570	202,696
Lexicon Pharmaceuticals, Inc.*		89,700	161,460
Lincoln National Corp.		12,400	640,088
MacroGenics, Inc.*		1,600	43,888
Macy’s, Inc.		8,500	453,900
Martin Marietta Materials, Inc.		5,000	499,700
MasterCard, Inc., Class A		210	175,447
McDermott International, Inc.*		46,500	425,940
MetLife, Inc.		10,200	549,984
Michael Kors Holdings Ltd.*		1,825	148,172
Micron Technology, Inc.*		17,400	378,624
Mohawk Industries, Inc.*		770	114,653
Mondelez International, Inc., Class A		37,000	1,306,100
Monsanto Co.		4,300	501,165
Monster Beverage Corp.*		2,490	168,747
Morgan Stanley		29,300	918,848
NetApp, Inc.		8,800	362,032
NextEra Energy, Inc.		2,800	239,736
NII Holdings, Inc.*[1]		84,100	231,275
NIKE, Inc., Class B		3,080	242,211
Norfolk Southern Corp.		8,700	807,621
Owens Corning*		5,800	236,176
PG&E Corp.		12,100	487,388
Philip Morris International, Inc.		8,300	723,179
Precision Castparts Corp.		930	250,449
Priceline.com, Inc.*		230	267,352
QUALCOMM, Inc.		3,090	229,432
Quintiles Transnational Holdings, Inc.*		1,550	71,827
Ralph Lauren Corp.		3,450	609,166
Realogy Holdings Corp.*		2,310	114,276
Regeneron Pharmaceuticals, Inc.*		540	148,630
Salesforce.com, Inc.*		4,810	265,464
Salix Pharmaceuticals Ltd.*		3,000	269,820
Schlumberger Ltd.		2,175	195,989
ServiceNow, Inc.*		1,880	105,299
ServiceSource International, Inc.*		47,500	398,050
Sherwin-Williams Co.		790	144,965
Symantec Corp.		21,100	497,538
Time Warner, Inc.		8,500	592,620
Union Pacific Corp.		1,000	168,000
United Technologies Corp.		1,850	210,530
UnitedHealth Group, Inc.		5,900	444,270
US Bancorp		13,700	553,480
Viacom, Inc., Class B		6,700	585,178
Visa, Inc., Class A		1,315	292,824
VMware, Inc., Class A*		2,090	187,494
Walt Disney Co.		7,600	580,640
Waste Management, Inc.		8,600	385,882
Wells Fargo & Co.		6,100	276,940
Yelp, Inc.*		2,180	150,311
Yum! Brands, Inc.		7,200	544,392
Zoetis, Inc.		3,630	118,665
Total United States common stocks			43,309,744
Total common stocks (cost $98,815,624)			117,856,816

	Face amount
Bonds: 8.62%
Mortgage & agency debt securities: 0.04%
United States: 0.04%
Federal Home Loan Mortgage Corp.
Gold Pools[3], #G00194,
7.500%, due 02/01/24		$39,060	43,548
Federal National Mortgage
Association Pools[3], #253824,
7.000%, due 03/01/31		49,863	57,006
Total mortgage & agency
debt securities
(cost $90,277)			100,554

US government obligations: 1.92%
US Treasury Bonds,
2.750%, due 11/15/42		370,000	292,531
3.625%, due 08/15/43		60,000	56,662
3.750%, due 11/15/43		50,000	48,328
5.375%, due 02/15/31		125,000	153,184
8.000%, due 11/15/21		235,000	326,430
US Treasury Notes,
0.125%, due 12/31/14[1]		1,050,000	1,049,672
0.750%, due 12/31/17		1,160,000	1,134,262
1.625%, due 11/15/22		310,000	279,823
2.500%, due 04/30/15		1,260,000	1,298,046
2.500%, due 08/15/23		130,000	124,841
Total US government obligations (cost $4,849,597)			4,763,779

Non-US government obligations: 6.66%
Australia: 1.01%
Government of Australia,
5.750%, due 05/15/21	AUD	2,500,000	2,497,352

Belgium: 0.33%
Kingdom of Belgium,
1.250%, due 06/22/18[2]	EUR	595,000	820,444

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Canada: 0.00%[4]
Government of Canada,
5.750%, due 06/01/29	CAD	100	$125
8.000%, due 06/01/23		200	271
			396

Finland: 0.66%
Government of Finland,
4.375%, due 07/04/19[2,5]	EUR	1,015,000	1,625,293

France: 0.67%
Government of France,
0.250%, due 07/25/18[6]		596,430	834,187
3.750%, due 04/25/21		520,000	808,172
			1,642,359

Germany: 1.44%
Bundesobligation,
1.250%, due 10/14/16		800,000	1,128,171
Bundesrepublik Deutschland,
3.250%, due 07/04/21		1,165,000	1,801,285
3.250%, due 07/04/42		270,000	407,537
4.000%, due 01/04/37		140,000	232,953
			3,569,946

Italy: 1.21%
Buoni Poliennali Del Tesoro,
2.100%, due 09/15/16[6]		405,749	575,439
2.100%, due 09/15/21[2,6]		875,286	1,172,258
3.000%, due 04/15/15		415,000	585,188
4.250%, due 02/01/19[2]		455,000	669,947
			3,002,832

Netherlands: 0.33%
Kingdom of the Netherlands,
1.250%, due 01/15/18[2,5]		590,000	823,223

Sweden: 0.51%
Kingdom of Sweden,
5.000%, due 12/01/20	SEK	6,855,000	1,260,397

United Kingdom: 0.50%
UK Gilts,
3.750%, due 09/07/21[2]	GBP	460,000	820,071
4.750%, due 12/07/38[2]		215,000	422,428
			1,242,499
Total Non-US government obligations
(cost $16,182,507)			16,484,741
Total bonds (cost $21,122,381)			21,349,074

	Shares
Investment companies: 16.23%
iShares JPMorgan USD Emerging Markets Bond ETF[1]		54,500	5,894,720
UBS Emerging Markets Equity Relationship Fund*[7]		481,624	17,103,665
UBS High Yield Relationship Fund*[7]		517,531	17,213,808
Total investment companies (cost $38,450,065)			40,212,193

	Number of warrants
Warrant: 0.05%
Russia: 0.05%
Sberbank of Russia,
strike @ USD 0.00001,
expires 10/14/15*
(cost $109,227)		36,064	110,798

	Shares
Short-term investment: 22.61%
Investment company: 22.61%
UBS Cash Management Prime
Relationship Fund[7]
(cost $56,003,365)		56,003,365	56,003,365

Investment of cash collateral from securities loaned: 3.11%
UBS Private Money Market Fund LLC[7] (cost $7,712,472)		7,712,472	7,712,472
Total investments: 98.19% (cost $222,213,134)			243,244,718

Cash and other assets, less liabilities: 1.81%			4,491,286
Net assets: 100.00%			$247,736,004

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2013

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was approximately $216,236,530; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$30,077,663
Gross unrealized depreciation	(3,069,475)
Net unrealized appreciation of investments	$27,008,188

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 83. Portfolio footnotes begin on page 17.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	CAD	6,350,000	USD	5,998,885	03/05/14	$29,868
BB	GBP	4,340,000	USD	7,031,408	03/05/14	(152,408)
CIBC	USD	9,207,767	EUR	6,775,000	03/05/14	112,397
GSI	NOK	16,861,723	GBP	1,675,000	03/05/14	(1,274)
GSI	USD	2,720,205	CAD	2,890,000	03/05/14	(3,597)
JPMCB	AUD	3,785,000	USD	3,426,530	03/05/14	60,228
JPMCB	CLP	1,680,900,000	USD	3,174,504	03/05/14	(2,646)
JPMCB	CNY	7,870,000	USD	1,287,315	03/05/14	(8,909)
JPMCB	EUR	1,340,000	USD	1,835,697	03/05/14	(7,701)
JPMCB	HKD	7,595,000	USD	979,931	03/05/14	410
JPMCB	IDR	21,426,100,000	USD	1,759,844	03/05/14	18,373
JPMCB	ILS	6,980,000	USD	1,970,749	03/05/14	(37,508)
JPMCB	INR	99,400,000	USD	1,552,882	03/05/14	(31,237)
JPMCB	JPY	204,200,000	USD	1,983,375	03/05/14	43,761
JPMCB	SEK	31,750,000	USD	4,822,495	03/05/14	(108,724)
JPMCB	THB	47,830,000	USD	1,471,240	03/05/14	19,733
JPMCB	USD	1,227,383	CAD	1,305,000	03/05/14	(679)
JPMCB	USD	1,369,919	CHF	1,215,000	03/05/14	(7,218)
JPMCB	USD	1,270,544	GBP	780,000	03/05/14	20,556
JPMCB	USD	1,365,977	KRW	1,459,000,000	03/05/14	11,138
JPMCB	USD	2,487,955	MXN	32,740,000	03/05/14	7,406
JPMCB	USD	4,846,269	NOK	29,650,000	03/05/14	31,290
JPMCB	USD	1,609,758	NZD	1,960,000	03/05/14	(4,769)
JPMCB	USD	2,876,208	PHP	125,000,000	03/05/14	(57,210)
JPMCB	USD	3,429,252	PLN	10,660,000	03/05/14	86,126
JPMCB	USD	1,880,831	SEK	12,330,000	03/05/14	34,190
JPMCB	USD	1,652,734	SGD	2,070,000	03/05/14	(12,376)
JPMCB	USD	3,209,164	ZAR	33,030,000	03/05/14	(87,747)
MSCI	CHF	7,915,000	USD	8,745,433	03/05/14	(131,747)
MSCI	NZD	16,560,000	USD	13,478,702	03/05/14	(81,813)
MSCI	USD	12,819,666	JPY	1,302,700,000	03/05/14	(445,841)
Net unrealized depreciation on forward foreign currency contracts						$(707,928)

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2013

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 13 contracts (USD)	March 2014	$1,798,790	$1,771,250	$(27,540)
10 Year US Treasury Notes, 46 contracts (USD)	March 2014	5,669,889	5,660,156	(9,733)
Index futures buy contracts:
Amsterdam Exchange Index, 37 contracts (EUR)	January 2014	3,865,390	4,095,995	230,605
DAX Index, 10 contracts (EUR)	March 2014	3,144,031	3,303,571	159,540
E-mini S&P 500 Index, 55 contracts (USD)	March 2014	4,956,311	5,063,025	106,714
EURO STOXX 50 Index, 318 contracts (EUR)	March 2014	12,939,823	13,596,649	656,826
FTSE 100 Index, 31 contracts (GBP)	March 2014	3,307,860	3,438,125	130,265
FTSE MIB Index, 53 contracts (EUR)	March 2014	6,642,257	6,935,764	293,507
S&P Toronto Stock Exchange 60 Index, 45 contracts (CAD)	March 2014	6,391,776	6,616,239	224,463
TOPIX Index, 77 contracts (JPY)	March 2014	9,191,856	9,523,549	331,693
Index futures sell contracts:
CAC 40 Euro Index, 115 contracts (EUR)	January 2014	(6,478,836)	(6,800,463)	(321,627)
E-mini NASDAQ 100 Index, 42 contracts (USD)	March 2014	(2,914,741)	(3,010,350)	(95,609)
Mini MSCI Emerging Markets Index, 131 contracts (USD)	March 2014	(6,467,491)	(6,660,040)	(192,549)
SPI 200 Index, 52 contracts (AUD)	March 2014	(5,904,648)	(6,172,974)	(268,326)
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 138 contracts (AUD)	March 2014	13,349,196	13,375,033	25,837
Euro-BTP, 31 contracts (EUR)	March 2014	4,862,103	4,896,694	34,591
Long Gilt, 41 contracts (GBP)	March 2014	7,389,447	7,234,779	(154,668)
Net unrealized appreciation on futures contracts				$1,123,989

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$117,856,816	$—	$—	$117,856,816
Mortgage & agency debt securities	—	100,554	—	100,554
US government obligations	—	4,763,779	—	4,763,779
Non-US government obligations	—	16,484,741	—	16,484,741
Investment companies	5,894,720	34,317,473	—	40,212,193
Warrant	—	110,798	—	110,798
Short-term investment	—	56,003,365	—	56,003,365
Investment of cash collateral from securities loaned	—	7,712,472	—	7,712,472
Forward foreign currency contracts, net	—	(707,928)	—	(707,928)
Futures contracts, net	1,123,989	—	—	1,123,989
Total	$124,875,525	$118,785,254	$—	$243,660,779

At December 31, 2012, $70,198,947 of exchange traded foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund’s fair valuation procedures.

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2013

Portfolio footnotes
*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at December 31, 2013.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2013, the value of these securities amounted to $6,553,384 or 2.65% of net assets.
[3]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[4]	Amount represents less than 0.005%.
[5]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $2,448,516 or 0.99% of net assets.
[6]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[7]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/12	Purchases during the year ended 12/31/13	Sales during the year ended 12/31/13	Net realized gain during the year ended 12/31/13	Change in net unrealized appreciation/ (depreciation) during the year ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the year ended 12/31/13
UBS Cash Management Prime Relationship Fund	$38,518,857	$102,863,939	$85,379,431	$—	$—	$56,003,365	$72,349
UBS Private Money Market Fund LLC[a]	2,982,916	168,074,427	163,344,871	—	—	7,712,472	1,712
UBS Credit Bond Relationship Fund	26,625,012	—	25,806,433	2,258,065	(3,076,644)	—	—
UBS Emerging Markets Equity Relationship Fund	23,165,119	—	4,000,000	158,804	(2,220,258)	17,103,665	—
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	8,786,350	—	8,481,372	349,266	(654,244)	—	—
UBS Global Corporate Bond Relationship Fund	20,001,038	—	19,282,625	1,616,365	(2,334,778)	—	—
UBS High Yield Relationship Fund	16,323,474	5,600,000	6,000,000	1,399,511	(109,177)	17,213,808	—
UBS Small-Cap Equity Relationship Fund	5,786,545	—	6,356,350	2,645,356	(2,075,551)	—	—
	$142,189,311	$276,538,366	$318,651,082	$8,427,367	$(10,470,652)	$98,033,310	$74,061

[a]	The advisor does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.	17

UBS Emerging Markets Equity Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2013, UBS Emerging Markets Equity Relationship Fund (the “Fund”) declined 8.97%, (declined 10.33% after the deduction of transaction charges), while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), fell 2.60%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a negative return along with the overall emerging equity market, and underperformed its benchmark during the reporting period. This underperformance was largely due to stock selection.

Portfolio performance summary1
What worked

  Several individual stocks contributed to performance during the period.
–	Naspers is a South Africa-based consumer discretionary company. Its share price sharply rallied and enhanced the Fund’s results. (For additional details, see “Portfolio Highlights.”)

–	Hengan is a Chinese consumer staples company that produces female personal hygiene products, disposable baby diapers and other personal hygiene products. The company continued to execute well on new product introductions, and it benefited from declining raw material prices.

–	Shares of Indian information technology company Infosys moved sharply higher and contributed to the Fund’s results. (For additional details, see “Portfolio Highlights.”)

–	Mobile Telesystems is the largest mobile operator in Russia. It benefited from strong growth in its mobile data business, which has resulted in margin expansion and healthy dividend growth.

–	Sun Pharmaceutical is a healthcare company headquartered in India. Its shares rallied due to a series of better than expected results and expectations that sales growth would remain robust. Similarly, its US subsidiary Taro continued to generate strong results. Sun Pharmaceutical also benefited from the weakening rupee.

What didn’t work

  A number of individual stocks had a negative impact on performance.
  Belle International Holdings is the largest woman’s shoe retailer in China. Its shares suffered as a result of weak discretionary spending in China. Consumer sentiment and spending has remained under pressure due to decelerating economic growth, as well as the anti-corruption and anti-extravagance reform measures of the new Chinese government. The company’s store sales also remained weak, which is likely to put pressure on margins.

  Astra International, an Indonesian consumer discretionary company, poorly performed and detracted from the Fund’s results during the reporting period. (For additional details, see “Portfolio Highlights.”)

  Samsung Engineering Co. is a leading Korean industrial company. Its stock performed poorly given slower spending in its key markets in the Middle East. However, we believe that the market has overreacted and that the stock remains attractively valued.

  Cia Hering, a Brazil-based consumer discretionary company, was a weak performer and detracted from the Fund’s results during the reporting period. (For additional details, see “Portfolio Highlights.”)

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Emerging Markets Equity Relationship Fund

  Shares of Tencent, a Chinese Internet company, rallied sharply during the reporting period. While the Fund was negatively impacted by having no direct exposure to the company, we do have exposure to Tencent through our holding in Naspers.
  Several country allocations detracted from results during the reporting period. Country weightings, which are the result of our bottom-up stock selection, detracted from the Fund’s results in several instances during the 12 months. In particular, overweights in current account deficit countries such as India, Indonesia and Thailand detracted from results. These markets were negatively impacted by concerns about the US Federal Reserve Board tapering its asset purchase program.

Portfolio highlights

  Naspers offers exposure to the media sector, mostly in the underdeveloped and growing African continent and other emerging market countries (Russia and China). A large portion of the company’s profits come from pay television and are being used to finance developments in its internet business. Naspers’ shares rallied sharply, driven by strong results from its two Internet holdings: Tencent and Mail.ru. Naspers’ sizable stake in Chinese Internet company Tencent was rewarded, as its online gaming business continued to perform very well, backed by fast growth from new game titles and stable revenue streams from old titles. Tencent’s new mobile franchise is also quickly attracting new users. Mail.ru is a leading Internet company in the high-growth Russian-speaking market. It performed well given expectations for a significant special dividend following its sale of non-core assets. Naspers also experienced some progress within its e-commerce ventures, helping to drive its share price higher.

  Infosys is an Indian information technology (“IT”) company. Improving demand for IT outsourcing has helped Infosys perform strongly. Investors also reacted favorably to the return of the company’s founder as executive chairman, as well as a change in strategy to focus on application development and maintenance work. Finally, a benign cost environment and a depreciating rupee further helped Infosys’ margins.

  Indonesia-based Astra International has a diverse array of businesses across the automotive, construction and mining equipment industries, as well as stakes in financial services operations. The company was weighed down by tight liquidity conditions, rising fuel prices and intensifying competition in its passenger vehicle business. However, we believe that Astra International’s industry position across all of its business segments remains dominant and we find the stock to be attractively valued at current prices.

  Shares of Brazil-based Cia Hering were held back by weaker than expected third quarter 2013 sales growth. In addition, the effect on consumer spending in light of an unfavorable Brazilian macro environment (rising interest rates and an uncertain outlook for 2014 given the forthcoming elections and World Cup) weighed on the stock.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Emerging Markets Equity Relationship Fund

Average annual total returns for periods ended December 31, 2013 (unaudited)

	1 year	5 years	10 years
UBS Emerging Markets Equity Relationship Fund[1]	(8.97)%	14.19%	11.13%
UBS Emerging Markets Equity Relationship Fund[2]	(10.33)	13.93	11.02
MSCI Emerging Markets Index (net)[3]	(2.60)	14.79	11.17

1 Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
2 Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
3 The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund (excluding 0.75% transaction charge) over the 10 years ended December 31, 2013 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)
As of December 31, 2013

Percentage of net assets
Samsung Electronics Co., Ltd.	6.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	5.6
Naspers Ltd., Class N	4.2
China Construction Bank Corp., H Shares	4.1
Lukoil OAO ADR	3.4
Ping An Insurance Group Co. of China Ltd.,
H Shares	3.4
CNOOC Ltd.	3.2
Infosys Ltd. ADR	2.8
Sberbank of Russia	2.8
Magnit OJSC GDR	2.7
Total	38.6%

Country exposure by issuer, top five
(unaudited)
As of December 31, 2013

Percentage of net assets
China	15.7%
South Korea	15.1
India	12.5
Russia	12.1
Brazil	11.7
Total	67.1%

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2013
Common stocks
Auto components	1.99%
Automobiles	3.99
Beverages	1.37
Chemicals	2.43
Commercial banks	16.36
Construction & engineering	1.10
Construction materials	1.77
Diversified financial services	1.36
Diversified telecommunication services	2.09
Food & staples retailing	2.75
Insurance	3.38
Internet software & services	1.52
IT services	4.85
Media	4.24
Metals & mining	3.29
Oil, gas & consumable fuels	11.49
Personal products	2.21
Pharmaceuticals	1.12
Real estate management & development	1.64
Semiconductors & semiconductor equipment	13.29
Specialty retail	2.49
Thrifts & mortgage finance	2.40
Tobacco	2.15
Wireless telecommunication services	2.71
Total common stocks	91.99%
Preferred stocks	5.57%

Short-term investment	1.48
Total investments	99.04%

Cash and other assets, less liabilities	0.96
Net assets	100.00%

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

December 31, 2013

	Shares	Value
Common stocks: 91.99%

Brazil: 7.16%
Banco Bradesco SA ADR	486,610	$6,097,223
Cia Hering	294,500	3,732,352
Itau Unibanco Holding SA ADR	553,075	7,505,228
Petroleo Brasileiro SA	379,569	2,572,558
Total Brazil common stocks		19,907,361

China: 15.67%
Belle International Holdings Ltd.	2,757,000	3,189,236
China Construction Bank Corp.,
H Shares	15,154,300	11,432,709
China Resources Land Ltd.	1,833,900	4,545,550
CNOOC Ltd.	4,746,000	8,825,725
Hengan International Group Co., Ltd.	520,900	6,153,288
Ping An Insurance Group Co. of
China Ltd., H Shares	1,050,500	9,408,615
Total China common stocks		43,555,123

India: 12.46%
Bajaj Auto Ltd.	180,271	5,569,006
Housing Development Finance Corp.	519,927	6,679,492
Infosys Ltd. ADR	139,000	7,867,400
Reliance Industries Ltd.	398,394	5,765,780
Sun Pharmaceutical Industries Ltd.	340,269	3,121,585
Tata Consultancy Services Ltd.	159,983	5,617,833
Total India common stocks		34,621,096

Indonesia: 5.28%
Astra International Tbk PT	9,879,260	5,520,047
Bank Rakyat Indonesia Persero
Tbk PT	5,588,000	3,328,923
Telekomunikasi Indonesia Persero
Tbk PT	32,958,500	5,822,578
Total Indonesia common stocks		14,671,548

Mexico: 4.90%
Fomento Economico Mexicano
SAB de CV ADR	38,800	3,797,356
Grupo Financiero Banorte SAB de
CV, Class O	559,900	3,917,778
Grupo Mexico SAB de CV, Series B	1,781,900	5,899,861
Total Mexico common stocks		13,614,995

Netherlands: 1.52%
Yandex NV, Class A*	97,600	4,211,440

Peru: 1.17%
Southern Copper Corp.	113,282	3,252,326

Russia: 12.14%
Lukoil OAO ADR	150,001	9,468,063
Magnit OJSC GDR[1]	115,303	7,633,059
Mobile Telesystems OJSC ADR	161,450	3,492,164
NovaTek OAO GDR[1]	38,610	5,285,709
Sberbank of Russia	2,560,330	7,866,022
Total Russia common stocks		33,745,017

South Africa: 5.60%
FirstRand Ltd.	1,105,900	3,783,675
Naspers Ltd., Class N	112,836	11,789,264
Total South Africa common stocks		15,572,939

South Korea: 14.09%
Hyundai Mobis*	19,858	5,522,644
KT&G Corp.	84,495	5,964,730
LG Chem Ltd.	23,763	6,743,752
Samsung Electronics Co., Ltd.	13,753	17,879,486
Samsung Engineering Co., Ltd.	48,710	3,046,250
Total South Korea common stocks		39,156,862

Taiwan: 6.86%
Advanced Semiconductor
Engineering, Inc.	3,847,000	3,575,483
Taiwan Semiconductor
Manufacturing Co., Ltd.	4,377,000	15,493,935
Total Taiwan common stocks		19,069,418

Thailand: 5.14%
Advanced Info Service PCL	382,100	2,319,810
Kasikornbank PCL	521,700	2,516,417
Kasikornbank PCL NVDR	593,000	2,815,216
Shin Corp. PCL NVDR	830,000	1,711,275
Siam Cement PCL NVDR	403,300	4,909,312
Total Thailand common stocks		14,272,030
Total common stocks
(cost $255,504,901)		255,650,155

Preferred stocks: 5.57%

Brazil: 4.57%
Petroleo Brasileiro SA,
Preference shares	796,735	5,768,034
Vale SA, Preference shares	499,889	6,934,987
Total Brazil preferred stocks		12,703,021

South Korea: 1.00%
Samsung Electronics Co., Ltd.,
Preference shares	2,886	2,770,188
Total preferred stocks
(cost $18,673,416)		15,473,209

Short-term investment: 1.48%
Investment company: 1.48%
UBS Cash Management Prime
Relationship Fund[2]
(cost $4,105,084)	4,105,084	4,105,084
Total investments: 99.04%
(cost $278,283,401)		275,228,448

Cash and other assets,
less liabilities: 0.96%		2,669,433
Net assets: 100.00%		$277,897,881

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

December 31, 2013

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was approximately $278,129,398; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$20,174,353
Gross unrealized depreciation	(23,075,303)
Net unrealized depreciation of investments	$(2,900,950)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 83. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$245,464,323	$10,185,832	$—	$255,650,155
Preferred stocks	15,473,209	—	—	15,473,209
Short-term investment	—	4,105,084	—	4,105,084
Total	$260,937,532	$14,290,916	$—	$275,228,448

At December 31, 2012, $270,228,608 of exchange traded foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund’s fair valuation procedures.

Portfolio footnotes
* Non-income producing security.
[1] Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2013, the value of these securities amounted to $12,918,768 or 4.65% of net assets.
[2] The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/12	Purchases during the year ended 12/31/13	Sales during the year ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the year ended 12/31/13
UBS Cash Management Prime Relationship Fund	$552,300	$94,746,801	$91,194,017	$4,105,084	$3,629

See accompanying notes to financial statements.	23

UBS International Equity Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2013, UBS International Equity Relationship Fund (the “Fund”) returned 19.18%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), returned 21.02%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a strong absolute return during the reporting period but underperformed its benchmark due to sector allocation and stock selection.

Portfolio performance summary1
What worked

  Several individual stocks had a positive impact on performance during the reporting period.
–	KDDI Corp. is the largest telecommunications company in Japan. KDDI’s shares sharply rallied and the stock was the Fund’s top contributor to performance during the 12 months. (For additional details, see “Portfolio Highlights.”)

–	Sampo Oyj. is a Finnish financial company. In addition to its insurance business, the company owns more than 20% of Nordea, the largest bank in the Nordic region. Investors appeared to recognize the value of Nordea in Sampo’s overall business, and both companies were supported by signs of a turnaround in the European economy.

–	Carrefour is the largest retailer in France and the second largest chain store retailer in the world. Its shares sharply rallied during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	ORIX Corp., is a Japan-based provider of diversified financial services, including banking, leasing, securities brokerage, venture capital and consumer finance. The company performed well during the reporting period, as there were indications that the Bank of Japan’s efforts to reflate its economy were gaining some traction. ORIX also experienced improving demand for its real estate and leasing businesses.
  Sector allocation decisions positively contributed to relative performance in a number of sectors. The Fund’s sector allocations are a byproduct of our bottom-up stock selection process. Overweights in telecommunication services and an underweight in energy were the most beneficial for results during the reporting period.

What didn’t work

  Overall, stock selection was a modest detractor from performance during the reporting period.
–	Jardine Matheson Holdings is a conglomerate with the majority of its business interests in Asia. Its subsidiaries include Jardine Pacific, Jardine Motors, Jardine Lloyd Thompson and Mandarin Oriental Hotel Group. Its shares poorly performed as economic growth in China decelerated, and its consumer products, real estate and automobile businesses suffered as a result.

–	Orica is an Australian mining services company. Its shares declined and, as such, we eliminated the position during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	Shares of Lightstream Resources, a light oil-focused exploration and production company based in Canada, declined during the reporting period, as it experienced disappointing drilling results.

1 For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS International Equity Relationship Fund

–	Teck Resources is Canada’s largest diversified mining company. It did not perform well, as commodity prices in general declined, partly given concerns regarding moderating growth in China.

–	Overall, sector allocation detracted from results. An underweight in the consumer discretionary sector and an overweight in the materials sector were the largest negatives for the Fund’s relative performance during the reporting period.

Portfolio highlights

  Shares of Japanese telecommunication company KDDI Corp. sharply rallied during the reporting period. The stock performed well, along with Japanese stocks in general, as investor sentiment was buoyed by early positive results from the Bank of Japan’s actions to support its economy and end its lengthy deflationary cycle.

  Shares of Carrefour rose during the reporting period. The company has been under new leadership since early 2012, has been recovering its competitiveness in its domestic market and rationalizing its international footprint. The company’s restructuring efforts have helped Carrefour generate improved same-store sales and boost its margins. Investors also appeared to have gained confidence in the economic recovery in Europe.

  Orica is a multinational corporation headquartered in Australia that provides commercial blasting systems, mining and tunneling support systems and various chemical products. The company operates in more than 50 countries worldwide and serves customers in more than 100 counties. Its shares declined as weakening growth in Asia led to lower mining activity and reduced demand for its products.

  Shares of Asahi Glass, a Japanese supplier of glass used in a variety of products, including flat screen televisions, were negatively impacted by increased competition that pressured its margins.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS International Equity Relationship Fund

Average annual total returns for periods ended December 31, 2013 (unaudited)

	1 year	5 years	10 years
UBS International Equity Relationship Fund	19.18%	13.66%	6.43%
MSCI World Free ex USA Index (net)[1]	21.02	12.49	7.07

[1] The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2013 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)
As of December 31, 2013

Percentage of net assets
Novartis AG	3.2%
Nestle SA	3.0
Toyota Motor Corp.	2.7
Bayer AG	2.7
BP PLC	2.5
Carrefour SA	2.1
Imperial Tobacco Group PLC	2.1
Vodafone Group PLC	2.1
Royal Bank of Canada	2.1
KDDI Corp.	2.1
Total	24.6%

Country exposure by issuer, top five
(unaudited)
As of December 31, 2013
Percentage of net assets
Japan	24.8%
United Kingdom	22.7
Switzerland	9.9
Germany	9.0
Canada	5.9
Total	72.3%

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2013
Common stocks
Airlines	2.33%
Auto components	0.87
Automobiles	3.74
Beverages	2.53
Building products	0.84
Capital markets	2.78
Chemicals	2.97
Commercial banks	10.29
Construction materials	1.42
Diversified financial services	1.76
Diversified telecommunication services	1.71
Electric utilities	0.51
Electrical equipment	1.37
Electronic equipment, instruments & components	1.18
Food & staples retailing	2.15
Food products	3.92
Hotels, restaurants & leisure	0.79
Household durables	1.54
Industrial conglomerates	1.22
Insurance	9.37
Leisure equipment & products	1.05
Machinery	1.47
Marine	0.98
Media	1.31
Metals & mining	4.98
Multi-utilities	0.98
Oil, gas & consumable fuels	7.02
Personal products	1.39
Pharmaceuticals	9.07
Professional services	1.04
Real estate investment trust (REIT)	0.85
Real estate management & development	1.03
Semiconductors & semiconductor equipment	1.45
Software	2.88
Specialty retail	1.18
Textiles, apparel & luxury goods	0.91
Tobacco	2.13
Trading companies & distributors	1.88
Wireless telecommunication services	4.15
Total common stocks	99.04%

Short-term investment	0.22
Total investments	99.26%

Cash and other assets, less liabilities	0.74
Net assets	100.00%

UBS International Equity Relationship Fund
Portfolio of investments

December 31, 2013

	Shares	Value
Common stocks: 99.04%
Australia: 0.85%
Westfield Group REIT	49,953	$450,045

Canada: 5.91%
Canadian Oil Sands Ltd.	31,100	584,964
Lightstream Resources Ltd.	34,864	192,987
Petrobank Energy & Resources Ltd.*	34,600	11,400
Royal Bank of Canada	16,500	1,109,216
Suncor Energy, Inc.	24,000	841,384
Teck Resources Ltd., Class B	15,500	403,460
Total Canada common stocks		3,143,411

China: 3.19%
AIA Group Ltd.	208,645	1,046,683
Jardine Matheson Holdings Ltd.	12,400	648,644
Total China common stocks		1,695,327

Denmark: 0.98%
AP Moeller - Maersk A/S, Class B	48	520,916

Finland: 1.82%
Sampo Oyj, Class A	19,693	967,714

France: 4.52%
Carrefour SA	28,824	1,142,408
Peugeot SA*	40,981	532,092
Schneider Electric SA	8,348	728,107
Total France common stocks		2,402,607

Germany: 8.98%
Bayer AG	10,361	1,453,157
Deutsche Bank AG	14,953	713,294
E.ON SE	28,367	523,514
HeidelbergCement AG	9,927	753,160
Infineon Technologies AG	71,991	768,535
ThyssenKrupp AG*	23,104	562,262
Total Germany common stocks		4,773,922

Ireland: 2.83%
Ryanair Holdings PLC ADR*	12,300	577,239
Shire PLC	19,662	928,591
Total Ireland common stocks		1,505,830

Israel: 1.27%
Check Point Software Technologies Ltd.*	10,500	677,460

Italy: 1.17%
Intesa Sanpaolo SpA	252,377	622,868

Japan: 24.84%
Asahi Glass Co., Ltd.	72,000	447,137
Astellas Pharma, Inc.	12,800	757,231
Bridgestone Corp.	12,200	461,077
Hitachi Ltd.	83,000	627,367
ITOCHU Corp.	80,900	997,902
Japan Airlines Co., Ltd.	13,400	660,393
KDDI Corp.	17,800	1,093,590
Mitsubishi UFJ Financial Group, Inc.	151,200	996,418
ORIX Corp.	53,300	934,812
Panasonic Corp.	70,300	817,085
Sankyo Co., Ltd.	12,100	557,260
Shin-Etsu Chemical Co., Ltd.	12,100	705,479
Shiseido Co., Ltd.	46,100	740,244
Sumitomo Realty & Development Co., Ltd.	11,000	546,292
THK Co., Ltd.	31,300	779,899
Tokio Marine Holdings, Inc.	18,700	624,162
Toyota Motor Corp.	23,900	1,457,013
Total Japan common stocks		13,203,361

Netherlands: 5.33%
Aegon NV	62,630	591,231
Heineken NV	9,928	670,332
Koninklijke DSM NV	11,115	874,028
Wolters Kluwer NV	24,453	697,862
Total Netherlands common stocks		2,833,453

Norway: 1.71%
Telenor ASA	38,136	909,183

Spain: 2.42%
Acciona SA	4,758	273,376
Banco Santander SA	112,878	1,010,293
Total Spain common stocks		1,283,669

Sweden: 0.63%
Lundin Petroleum AB*	17,054	332,497

Switzerland: 9.92%
Credit Suisse Group AG	25,026	765,046
Glencore Xstrata PLC	129,617	671,177
Nestle SA	21,916	1,604,299
Novartis AG	21,059	1,680,848
SGS SA	239	549,776
Total Switzerland common stocks		5,271,146

UBS International Equity Relationship Fund
Portfolio of investments

December 31, 2013

	Shares	Value
Common stocks—(Concluded)
United Kingdom: 22.67%
Associated British Foods PLC	11,776	$476,786
Aviva PLC	95,826	713,598
Barclays PLC	186,537	840,043
BP PLC	165,420	1,336,902
Burberry Group PLC	19,327	485,189
Carnival PLC	10,154	420,531
HSBC Holdings PLC	81,340	892,219
Imperial Tobacco Group PLC	29,287	1,133,879
Kingfisher PLC	98,188	625,501
Premier Oil PLC	83,305	432,608
Prudential PLC	46,719	1,036,682
Rio Tinto PLC	17,924	1,011,982
SABMiller PLC	13,172	676,395
Sage Group PLC	127,936	855,261
Vodafone Group PLC	283,958	1,114,422
Total United Kingdom common stocks		12,051,998
Total common stocks (cost $42,885,710)		52,645,407

Short-term investment: 0.22%
Investment company: 0.22%
UBS Cash Management Prime
Relationship Fund[1]
(cost $114,327)	114,327	114,327
Total investments: 99.26% (cost $43,000,037)		52,759,734

Cash and other assets, less liabilities: 0.74%		393,365
Net assets: 100.00%		$53,153,099

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was approximately $43,586,392; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$11,202,160
Gross unrealized depreciation	(2,028,818)
Net unrealized appreciation of investments	$9,173,342

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 83. Portfolio footnotes begin on page 31.

UBS International Equity Relationship Fund
Portfolio of investments

December 31, 2013

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
GSI	NOK	3,000,000	GBP	298,012	03/05/14	$(227)
JPMCB	CAD	910,000	USD	859,825	03/05/14	4,422
JPMCB	CHF	1,905,000	USD	2,103,726	03/05/14	(32,853)
JPMCB	EUR	90,000	USD	123,501	03/05/14	(309)
JPMCB	GBP	2,325,000	USD	3,769,104	03/05/14	(79,369)
JPMCB	HKD	3,290,000	USD	424,486	03/05/14	178
JPMCB	ILS	1,520,000	USD	429,160	03/05/14	(8,168)
JPMCB	JPY	294,300,000	USD	2,894,489	03/05/14	99,052
JPMCB	USD	2,276,809	AUD	2,515,000	03/05/14	(40,019)
JPMCB	USD	856,370	CAD	910,000	03/05/14	(967)
JPMCB	USD	160,086	CHF	145,000	03/05/14	2,541
JPMCB	USD	142,213	DKK	780,000	03/05/14	1,695
JPMCB	USD	2,377,162	EUR	1,750,000	03/05/14	30,261
JPMCB	USD	268,608	GBP	165,000	03/05/14	4,509
JPMCB	USD	360,205	JPY	37,100,000	03/05/14	(7,807)
JPMCB	USD	490,888	NOK	3,000,000	03/05/14	2,626
JPMCB	USD	543,765	SEK	3,580,000	03/05/14	12,259
JPMCB	USD	866,288	SGD	1,085,000	03/05/14	(6,487)
Net unrealized depreciation on forward foreign currency contracts						$(18,663)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$52,645,407	$—	$—	$52,645,407
Short-term investment	—	114,327	—	114,327
Forward foreign currency contracts, net	—	(18,663)	—	(18,663)
Total	$52,645,407	$95,664	$—	$52,741,071

At December 31, 2012, $45,924,959 of exchange traded foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund’s fair valuation procedures.

UBS International Equity Relationship Fund
Portfolio of investments

December 31, 2013

Portfolio footnotes
*	Non-income producing security.
[1]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/12	Purchases during the year ended 12/31/13	Sales during the year ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the year ended 12/31/13
UBS Cash Management Prime Relationship Fund	$40,691	$6,364,247	$6,290,611	$114,327	$388

See accompanying notes to financial statements.	31

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2013, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 35.54%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 33.11%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index due to successful stock selection decisions.

Portfolio performance summary1
What worked

  Several stocks contributed positively to Fund performance.
–	Micron Technology was the largest positive contributor for the year. Shares rose as the company posted solid financial results during the reporting period. Micron, a leading manufacturer of semiconductor memories, is completing its acquisition of Elpida. At the same time, the industry has seen significant consolidation, resulting in increased pricing power. The stock price reached a new 52-week high in November 2013 after investor David Einhorn disclosed that he owned a 2% stake in the company. (For details, see “Portfolio highlights.”)

–	Hertz Global Holdings was a top contributor to Fund returns for the 12 months. In November, Hertz reported strong third quarter results, including record revenues and earnings per share, up 16% year over year. At the end of December, Hertz announced a one-year shareholder rights plan after observing “unusual and substantial activity” in its stock and speculation that one or more activists have been building a position. As a result, the stock was up an additional 10% in the last two days of the year. (For details, see “Portfolio highlights.”)

–	Spirit Airlines was a successful holding for the Fund during the reporting period. The airline posted strong results based on passenger growth and increased pricing power. During the year, the company announced plans to purchase additional aircraft and increase the number of routes it services. We believe that Spirit has considerable future growth capacity and is already taking market share from other carriers. (For details, see “Portfolio highlights.”)
  Stock selection in the healthcare sector was positive for relative performance.
–	Shares of Ligand Pharmaceuticals performed strongly in 2013 based on positive pretrial data for its type 1 diabetes treatment, and the potentially lucrative licensing of a multiple myeloma treatment. We sold out of our position in Ligand during the reporting period, as it reached our estimate of fair value.

–	Salix Pharmaceuticals was a top contributor to Fund performance, as its shares rose more than 34% during the fourth quarter of 2013. The company completed its cash tender offer for Santarus during December. The acquisition was an important milestone for the growth of the company’s core business and creates an opportunity for Salix to expand its digestive disease expertise into other key specialties.

–	The stock price of Alnylam Pharmaceuticals was up more than 106% during the third quarter of 2013. The company reported positive data in its effort to treat TTR-mediated amyloidosis (ATTR), a major unmet medical need with significant morbidity and mortality. Analysts believe that there is a high probability of Alnylam’s treatment becoming a marketed product in 2014.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS U.S. Equity Alpha Relationship Fund

What didn’t work

  Several individual stock selection decisions detracted from the Fund’s relative performance during the 12 months.
–	NII Holdings was the top detractor for the reporting period. The stock was down due to disappointing earnings results for the third quarter of 2013 and a net subscriber loss. The company’s consolidated operating revenue failed to meet investor expectations. In addition, although NII met all of its network building goals, it failed to address challenges in Mexico and Brazil. We believe that there are signs of improvement in these markets, and we continue to watch developments closely. We also believe that there is significant asset value in the company’s network, which should provide protection against further downside.

–	Digital Realty, a real estate investment trust, detracted from Fund performance during the reporting period. While fundamental concerns about the wholesale data center industry continue to linger, we see encouraging long-term prospects for the business. We believe that Digital Realty will benefit from improved occupancy levels at higher rents. The REIT’s 6% dividend yield offers additional support for the stock price.

–	J. C. Penney detracted from the Fund’s returns after reporting earnings and revenue that were below expectations. Activist investor Bill Ackman publicly criticized the company’s strategy and subsequently resigned from his seat on its board. The company attempted to raise cash by selling roughly $800 million of new stock before the critical holiday shopping season, eroding investor confidence. While the mid-tier department store faces some challenges, we believe that the current valuation does not reflect J.C. Penney’s future cash generation potential.

–	Shares of Philip Morris International, Inc. declined as the consumer staples sector underperformed. Investor sentiment about the decline in the number of smokers worsened, leading to poor performance for the company’s stock price. However, we believe that Philip Morris is attractively valued. (For details, see “Portfolio highlights.”)

–	Although shares of Apple were up roughly 8% for the year, it detracted from Fund returns, based on the size of the Fund’s position in the stock and the timing of our purchases. The stock had a setback earlier in 2013, as a result of competition from Samsung, which we viewed as overdone. We took advantage of the weaker prices and added to the Fund’s position.

Portfolio highlights

  Micron Technology is a leading manufacturer of semiconductor memories, including DRAM and NAND Flash memory. The markets for these products are extremely cyclical, driven by periods of over/underspending on manufacturing capacity. This leads to over/under supply and falling/rising average selling prices. The industry has turned of late, and is now experiencing growth in demand and increases in selling prices. The DRAM industry, which used to include more than 20 participants, has undergone significant consolidation. Three players, including Micron following the Elpida acquisition, are positioned to capture 97% of industry revenues. We believe that Micron is well-positioned for the cyclical turnaround in both DRAM and NAND Flash memory.

  Hertz Global Holdings is the world’s leading car rental company. We believe that the market underappreciates two key factors in its valuation of Hertz. Rental companies were once owned by the major original equipment manufacturers and used, in part, to absorb excess car production. Since becoming independent and public, industry power is now in the hands of the rental car companies. That change, coupled with recent industry consolidation, favorably impacts the underlying supply and pricing environments. The second factor is that Hertz has an experienced management team that was put in place by private equity. The consensus view is that Hertz is a play on the economic rebound, and we do not disagree with this. However, we do believe that the consensus is missing these fundamental industry changes. We expect to see improved margins and revenue growth through pricing and returns that exceed their weighted average cost of capital.

UBS U.S. Equity Alpha Relationship Fund

  Spirit Airlines continues to profit from industry consolidation, which helped its stock price rise during the 12 months. Spirit has demonstrated the ability to take market share from larger carriers by selling less expensive seats on the same routes. We believe that the market is underestimating the cost per available seat mile and the financial strength advantages of Spirit compared to the legacy carriers. With its business model of selling discounted fares online, then charging for extras on board, we believe that Spirit has the potential to grow ancillary revenues at a higher rate than its competitors. We sold out of our position in Spirit during the reporting period, as it significantly appreciated during the time we held it and reached our estimate of fair value.

  We believe that the market underappreciates the persistence and predictability of Philip Morris’s cash flows and returns to shareholders. While governments have an interest in public health and declining tobacco consumption, they have become reliant on steady and predictable tobacco tax flows. Philip Morris has proven skill at modeling cigarette demand, even with variables such as regulation, taxation and demographics. Over time, governments are learning to trust the company’s models. Governments have learned that aggressive tax increases tend to encourage the illicit cigarette trade, which reduces tax revenue and increases consumption. Philip Morris’s regulatory and consumption risk is well diversified as the company operates in more than 180 markets globally.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended December 31, 2013 (unaudited)

	1 year	5 years	Inception[1]
UBS U.S. Equity Alpha Relationship Fund	35.54%	18.10%	6.76%
Russell 1000 Index[2]	33.11	18.59	7.65

[1]	Inception date of UBS U.S. Equity Alpha Relationship Fund is September 20, 2005.
[2]	The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from September 20, 2005, which is the Fund inception date, through December 31, 2013 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)[1]
As of December 31, 2013
Percentage of net assets
Apple, Inc.	4.2%
Mondelez International, Inc., Class A	3.8
Philip Morris International, Inc.	3.5
General Motors Co.	3.4
Yum! Brands, Inc.	3.4
Hertz Global Holdings, Inc.	3.4
Citigroup, Inc.	3.3
Amazon.com, Inc.	3.1
Comcast Corp., Class A	3.0
JPMorgan Chase & Co.	2.7
Total	33.8%

[1]	Only long positions are considered for top ten holdings.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2013
Common stocks
Aerospace & defense	2.19%
Automobiles	3.43
Biotechnology	5.57
Building products	1.02
Capital markets	3.62
Chemicals	1.51
Commercial banks	3.76
Commercial services & supplies	1.85
Computers & peripherals	6.03
Construction materials	2.04
Consumer finance	1.61
Diversified financial services	5.97
Electronic equipment, instruments & components	1.12
Energy equipment & services	6.04
Food products	3.81
Health care equipment & supplies	2.21
Health care providers & services	3.83
Hotels, restaurants & leisure	3.40
Industrial conglomerates	2.42
Insurance	5.77
Internet & catalog retail	3.12
IT services	1.52
Life sciences tools & services	1.04
Machinery	1.68
Media	8.06
Multiline retail	2.48
Oil, gas & consumable fuels	4.10
Pharmaceuticals	11.98
Real estate investment trust (REIT)	3.32
Road & rail	5.11
Semiconductors & semiconductor equipment	8.77
Software	5.39
Textiles, apparel & luxury goods	1.58
Tobacco	3.52
Wireless telecommunication services	0.57
Total common stocks	129.44%

Short-term investment	0.59
Total investments before investments sold short	130.03%

Investments sold short
Common stocks
Beverages	(0.69)%
Biotechnology	(1.40)
Capital markets	(1.82)
Chemicals	(0.94)
Commercial banks	(1.65)
Commercial services & supplies	(1.34)
Computers & peripherals	(1.07)
Consumer finance	(0.34)
Diversified financial services	(0.42)
Electronic equipment, instruments & components	(0.32)
Food & staples retailing	(0.26)
Health care equipment & supplies	(3.38)
Health care providers & services	(1.35)
Hotels, restaurants & leisure	(2.37)
Household products	(0.35)
Insurance	(0.92)
Internet & catalog retail	(0.83)
Internet software & services	(0.42)
IT services	(0.49)
Life sciences tools & services	(1.00)
Media	(2.19)
Office electronics	(0.65)
Pharmaceuticals	(1.84)
Real estate investment trust (REIT)	(0.17)
Road & rail	(0.45)
Semiconductors & semiconductor equipment	(1.95)
Software	(0.82)
Specialty retail	(0.31)
Textiles, apparel & luxury goods	(0.66)
Trading companies & distributors	(0.32)
Wireless telecommunication services	(0.37)
Total investments sold short	(31.09)%

Total investments, net of investments sold short	98.94
Cash and other assets, less liabilities	1.06
Net assets	100.00%

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2013

	Shares	Value
Common stocks: 129.44%
Aerospace & defense: 2.19%
General Dynamics Corp.[1]	36,900	$3,525,795

Automobiles: 3.43%
General Motors Co.*	135,300	5,529,711

Biotechnology: 5.57%
Acorda Therapeutics, Inc.*,1	68,100	1,988,520
Alexion Pharmaceuticals, Inc.*,1	14,600	1,942,676
Alnylam Pharmaceuticals, Inc.*,1	19,200	1,235,136
Bluebird Bio, Inc.*,1	8,500	178,330
Epizyme, Inc.*,1	7,400	153,920
Gilead Sciences, Inc.*,1	30,800	2,314,620
KaloBios Pharmaceuticals, Inc.*	54,400	240,448
Lexicon Pharmaceuticals, Inc.*,1	395,500	711,900
MacroGenics, Inc.*	7,300	200,239
		8,965,789

Building products: 1.02%
Owens Corning*	40,400	1,645,088

Capital markets: 3.62%
Invesco Ltd.[1]	50,500	1,838,200
Morgan Stanley[1]	127,300	3,992,128
		5,830,328

Chemicals: 1.51%
Monsanto Co.	20,800	2,424,240

Commercial banks: 3.76%
US Bancorp[1]	69,200	2,795,680
Wells Fargo & Co.[1]	71,800	3,259,720
		6,055,400

Commercial services & supplies: 1.85%
Waste Management, Inc.[1]	66,400	2,979,368

Computers & peripherals: 6.03%
Apple, Inc.[1]	12,100	6,789,431
NetApp, Inc.[1]	70,800	2,912,712
		9,702,143

Construction materials: 2.04%
Martin Marietta Materials, Inc.	32,900	3,288,026

Consumer finance: 1.61%
Capital One Financial Corp.[1]	33,800	2,589,418

Diversified financial services: 5.97%
Citigroup, Inc.[1]	100,850	5,255,293
JPMorgan Chase & Co.[1]	74,600	4,362,608
		9,617,901

Electronic equipment, instruments & components: 1.12%
Jabil Circuit, Inc.	103,800	1,810,272

Energy equipment & services: 6.04%
Baker Hughes, Inc.[1]	53,900	2,978,514
Halliburton Co.[1]	42,600	2,161,950
McDermott International, Inc.*,1	156,300	1,431,708
Noble Corp. PLC[1]	84,000	3,147,480
		9,719,652

Food products: 3.81%
Mondelez International, Inc., Class A1	174,000	6,142,200

Health care equipment & supplies: 2.21%
Baxter International, Inc.[1]	51,100	3,554,005

Health care providers & services: 3.83%
Cardinal Health, Inc.[1]	33,200	2,218,092
Envision Healthcare Holdings, Inc.*	33,500	1,189,920
UnitedHealth Group, Inc.[1]	36,600	2,755,980
		6,163,992

Hotels, restaurants & leisure: 3.40%
Yum! Brands, Inc.[1]	72,300	5,466,603

Industrial conglomerates: 2.42%
Danaher Corp.[1]	50,500	3,898,600

Insurance: 5.77%
Aon PLC	26,400	2,214,696
Lincoln National Corp.[1]	61,200	3,159,144
MetLife, Inc.[1]	72,600	3,914,592
		9,288,432

Internet & catalog retail: 3.12%
Amazon.com, Inc.*,1	12,600	5,024,754

IT services: 1.52%
ServiceSource International, Inc.*,1	291,200	2,440,256

Life sciences tools & services: 1.04%
Bio-Rad Laboratories, Inc., Class A*,1	13,500	1,668,735

Machinery: 1.68%
Illinois Tool Works, Inc.[1]	32,100	2,698,968

Media: 8.06%
Comcast Corp., Class A1	94,300	4,900,300
Time Warner, Inc.[1]	33,000	2,300,760
Viacom, Inc., Class B1	24,600	2,148,564
Walt Disney Co.	47,400	3,621,360
		12,970,984

Multiline retail: 2.48%
JC Penney Co., Inc.*,1	120,900	1,106,235
Macy’s, Inc.[1]	54,000	2,883,600
		3,989,835

Oil, gas & consumable fuels: 4.10%
EOG Resources, Inc.[1]	13,900	2,332,976
Exxon Mobil Corp.[1]	42,200	4,270,640
		6,603,616

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2013

	Shares	Value
Common stocks—(Concluded)
Pharmaceuticals: 11.98%
Allergan, Inc.[1]	15,200	$1,688,416
Eli Lilly & Co.[1]	60,000	3,060,000
Hospira, Inc.*,1	60,500	2,497,440
Impax Laboratories, Inc.*,1	101,200	2,544,168
Johnson & Johnson[1]	7,100	650,289
Mallinckrodt PLC*	28,000	1,463,280
Merck & Co., Inc.[1]	65,200	3,263,260
Salix Pharmaceuticals Ltd.*,1	25,600	2,302,464
Teva Pharmaceutical Industries Ltd. ADR	45,300	1,815,624
		19,284,941

Real estate investment trust (REIT): 3.32%
American Campus Communities, Inc.[1]	20,500	660,305
Digital Realty Trust, Inc.[1]	48,200	2,367,584
Simon Property Group, Inc.	15,200	2,312,832
		5,340,721
Road & rail: 5.11%
Hertz Global Holdings, Inc.*,1	189,800	5,432,076
Norfolk Southern Corp.[1]	30,100	2,794,183
		8,226,259

Semiconductors & semiconductor equipment: 8.77%
Applied Materials, Inc.	159,500	2,821,555
Broadcom Corp., Class A1	114,000	3,380,100
Freescale Semiconductor Ltd.*,1	34,600	555,330
Mellanox Technologies Ltd.*	47,000	1,878,590
Micron Technology, Inc.*,1	124,300	2,704,768
NXP Semiconductor NV*,1	60,400	2,774,172
		14,114,515

Software: 5.39%
Adobe Systems, Inc.*,1	61,100	3,658,668
Check Point Software
Technologies Ltd.*,1	43,600	2,813,072
Symantec Corp.[1]	93,900	2,214,162
		8,685,902

Textiles, apparel & luxury goods: 1.58%
Ralph Lauren Corp.[1]	14,400	2,542,608

Tobacco: 3.52%
Philip Morris International, Inc.[1]	65,100	5,672,163

Wireless telecommunication services: 0.57%
NII Holdings, Inc.*,1	331,300	911,075
Total common stocks
(cost $160,074,131)		208,372,295

Short-term investment: 0.59%
Investment company: 0.59%
UBS Cash Management Prime
Relationship Fund[2]
(cost $945,826)	945,826	945,826
Total investments before
investments sold short: 130.03%
(cost $161,019,957)		209,318,121

Investments sold short: (31.09)%
Common stocks: (31.09)%
Beverages: (0.69)%
Beam, Inc.	(7,800)	(530,868)
Constellation Brands, Inc., Class A	(8,300)	(584,154)
		(1,115,022)

Biotechnology: (1.40)%
Celgene Corp.	(5,300)	(895,488)
Cepheid, Inc.	(13,900)	(649,408)
United Therapeutics Corp.	(6,300)	(712,404)
		(2,257,300)

Capital markets: (1.82)%
Charles Schwab Corp.	(52,700)	(1,370,200)
Northern Trust Corp.	(8,300)	(513,687)
T. Rowe Price Group, Inc.	(5,500)	(460,735)
TD Ameritrade Holding Corp.	(19,300)	(591,352)
		(2,935,974)

Chemicals: (0.94)%
Ecolab, Inc.	(5,000)	(521,350)
LyondellBasell Industries NV, Class A	(7,100)	(569,988)
Sigma-Aldrich Corp.	(4,400)	(413,644)
		(1,504,982)

Commercial banks: (1.65)%
Associated Banc-Corp.	(28,300)	(492,420)
Signature Bank	(5,100)	(547,842)
SVB Financial Group	(5,800)	(608,188)
TCF Financial Corp.	(28,600)	(464,750)
Zions Bancorporation	(18,100)	(542,276)
		(2,655,476)

Commercial services & supplies: (1.34)%
Healthcare Services Group, Inc.	(24,200)	(686,554)
Pitney Bowes, Inc.	(47,450)	(1,105,585)
Stericycle, Inc.	(3,200)	(371,744)
		(2,163,883)

Computers & peripherals: (1.07)%
Hewlett-Packard Co.	(23,200)	(649,136)
Lexmark International, Inc., Class A	(15,600)	(554,112)
NCR Corp.	(15,000)	(510,900)
		(1,714,148)

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2013

	Shares	Value
Investments sold short—(Concluded)
Consumer finance: (0.34)%
American Express Co.	(6,100)	$(553,453)

Diversified financial services: (0.42)%
Bank of America Corp.	(43,600)	(678,852)

Electronic equipment, instruments & components: (0.32)%
Flextronics International Ltd.	(66,500)	(516,705)

Food & staples retailing: (0.26)%
Whole Foods Market, Inc.	(7,100)	(410,593)

Health care equipment & supplies: (3.38)%
Abaxis, Inc.	(7,800)	(312,156)
Boston Scientific Corp.	(46,200)	(555,324)
DENTSPLY International, Inc.	(13,500)	(654,480)
DexCom, Inc.	(24,800)	(878,168)
IDEXX Laboratories, Inc.	(5,100)	(542,487)
Meridian Bioscience, Inc.	(18,000)	(477,540)
PhotoMedex, Inc.	(35,000)	(453,250)
STERIS Corp.	(10,100)	(485,305)
Wright Medical Group, Inc.	(16,500)	(506,715)
Zimmer Holdings, Inc.	(6,100)	(568,459)
		(5,433,884)

Health care providers & services: (1.35)%
Bio-Reference Labs, Inc.	(18,200)	(464,828)
Centene Corp.	(11,200)	(660,240)
Owens & Minor, Inc.	(12,200)	(446,032)
Patterson Cos., Inc.	(14,700)	(605,640)
		(2,176,740)

Hotels, restaurants & leisure: (2.37)%
Choice Hotels International, Inc.	(32,300)	(1,586,253)
Hyatt Hotels Corp., Class A	(17,700)	(875,442)
Starwood Hotels & Resorts
Worldwide, Inc.	(9,300)	(738,885)
Wendy’s Corp.	(70,200)	(612,144)
		(3,812,724)

Household products: (0.35)%
Clorox Co.	(6,000)	(556,560)

Insurance: (0.92)%
American International Group, Inc.	(28,900)	(1,475,345)

Internet & catalog retail: (0.83)%
Groupon, Inc.	(63,000)	(741,510)
Netflix, Inc.	(1,600)	(589,072)
		(1,330,582)

Internet software & services: (0.42)%
WebMD Health Corp.	(17,200)	(679,400)

IT services: (0.49)%
Cognizant Technology Solutions Corp.,
Class A	(7,800)	(787,644)

Life sciences tools & services: (1.00)%
Mettler-Toledo International, Inc.	(3,900)	(946,101)
PerkinElmer, Inc.	(15,900)	(655,557)
		(1,601,658)

Media: (2.19)%
Discovery Communications, Inc., Class A	(13,900)	(1,256,838)
Gannett Co., Inc.	(53,000)	(1,567,740)
Lamar Advertising Co., Class A	(13,500)	(705,375)
		(3,529,953)

Office electronics: (0.65)%
Xerox Corp.	(85,600)	(1,041,752)

Pharmaceuticals: (1.84)%
Endo Health Solutions, Inc.	(14,900)	(1,005,154)
Perrigo Co. PLC	(8,200)	(1,258,372)
Sagent Pharmaceuticals, Inc.	(27,700)	(703,026)
		(2,966,552)

Real estate investment trust (REIT): (0.17)%
Equity Residential	(5,400)	(280,098)

Road & rail: (0.45)%
Kansas City Southern	(5,800)	(718,214)

Semiconductors & semiconductor equipment: (1.95)%
Advanced Micro Devices, Inc.	(178,500)	(690,795)
First Solar, Inc.	(18,600)	(1,016,304)
Intel Corp.	(21,100)	(547,756)
Marvell Technology Group Ltd.	(61,100)	(878,618)
		(3,133,473)
Software: (0.82)%
Citrix Systems, Inc.	(8,100)	(512,325)
Electronic Arts, Inc.	(21,800)	(500,092)
Red Hat, Inc.	(5,600)	(313,824)
		(1,326,241)

Specialty retail: (0.31)%
Best Buy Co., Inc.	(12,500)	(498,500)

Textiles, apparel & luxury goods: (0.66)%
Michael Kors Holdings Ltd.	(6,500)	(527,735)
Under Armour, Inc., Class A	(6,200)	(541,260)
		(1,068,995)

Trading companies & distributors: (0.32)%
Fastenal Co.	(11,000)	(522,610)

Wireless telecommunication services: (0.37)%
SBA Communications Corp., Class A	(6,600)	(592,944)

Total investments sold short
(proceeds $35,692,676)		(50,040,257)

Total investments, net of investments
sold short: 98.94%		159,277,864

Cash and other assets,
less liabilities: 1.06%		1,700,046
Net assets: 100.00%		$160,977,910

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2013

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, before investments sold short, was approximately $160,556,594; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$54,975,837
Gross unrealized depreciation	(6,214,310)
Net unrealized appreciation of investments	$48,761,527

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 83. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$208,372,295	$—	$—	$208,372,295
Common stocks sold short	(50,040,257)	—	—	(50,040,257)
Short-term investment	—	945,826	—	945,826
Total	$158,332,038	$945,826	$—	$159,277,864

At December 31, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

* Non-income producing security.
[1] All or a portion of these securities have been delivered to cover open short positions.
[2] The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/12	Purchases during the year ended 12/31/13	Sales during the year ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the year ended 12/31/13
UBS Cash Management Prime Relationship Fund	$3,490,166	$22,598,434	$25,142,774	$945,826	$2,542

See accompanying notes to financial statements.	41

UBS Global Corporate Bond Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2013, UBS Global Corporate Bond Relationship Fund (the “Fund”) declined 0.66%. For comparison purposes, the Barclays Global Aggregate-Corporate Index (hedged in USD) (the “Index”) returned 0.07%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund’s underperformance versus the Index was largely due to the trading costs associated with managing inflows and outflows.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to manage the Fund’s duration and yield curve exposure, while credit default swaps were used to implement specific credit-related investment strategies. Foreign exchange forwards were utilized to manage the Fund’s currency exposures—specifically to hedge its non-US dollar exposure. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. That said, overall, the Fund’s duration and yield curve positioning detracted from performance, whereas security selection and sector allocation modestly contributed to the Fund’s performance.

Portfolio performance summary1
What worked

  Sector positioning, overall, was a small positive for performance. An overweight to European financials, primarily bank credits, was beneficial for results, as they outperformed the Index amid improving credit fundamentals for the sector.

  Our bottom-up security selection, in aggregate, was rewarded. Our security selection within European banks and US industrial issuers enhanced the Fund’s performance during the reporting period.

What didn’t work

–	The cost associated with managing the Fund’s outflows and inflows was the largest detractor from performance.

–

The Fund experienced significant outflows in June. This took place during a very challenging fixed income market, as the Federal Reserve Board (the ”Fed”) indicated that it may begin tapering its monthly asset purchase program sooner than expected. This caused credit spreads to widen and the Fund experienced elevated shareholder redemptions. Against this backdrop, the Fund experienced increased trading costs as the Fund sold bonds to facilitate redemptions.

–

The Fund also received sizable inflows in September when credit spreads narrowed after the Fed surprised the market by delaying the taper at its meeting in September. The Fund’s trading costs, again, increased as we invested the inflows. The Fund also missed part of the rally as we allocated the cash.

–

Duration and yield curve positioning detracted from performance. Our duration and yield curve strategies were drags on performance, during the reporting period largely due to our positioning in the US and Europe.

1       For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global Corporate Bond Relationship Fund

Average annual total returns for periods ended December 31, 2013 (unaudited)

	1 year	Inception[1]
UBS Global Corporate Bond Relationship Fund	(0.66)%	5.30%
Barclays Global Aggregate - Corporate Index (hedged in USD)[2]	0.07%	5.70%

[1]	Inception date of UBS Global Corporate Bond Relationship Fund is September 30, 2009.
[2]	The Barclays Global Aggregate - Corporate Index (hedged in USD) is an unmanaged sub-index of the Barclays Global Aggregate Index, which is a broad-based, market capitalization weighted index designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from September 30, 2009, which is the Fund inception date, through December 31, 2013 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Global Corporate Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)
As of December 31, 2013
Percentage of net assets
Bank of America Corp.,
1.500%, due 10/09/15	1.5%
JPMorgan Chase & Co.,
3.200%, due 01/25/23	1.4
Buoni Poliennali Del Tesoro,
3.000%, due 04/01/14	1.0
Metropolitan Life Global Funding I,
2.375%, due 09/30/19	1.0
Telefonica Emisiones SAU,
4.710%, due 01/20/20	1.0
Snam SpA,
3.875%, due 03/19/18	0.9
General Electric Capital Corp., Series A,
6.750%, due 03/15/32	0.9
Wachovia Corp.,
5.750%, due 02/01/18	0.9
Santander International Debt SAU,
4.625%, due 03/21/16	0.9
Citigroup, Inc.,
6.000%, due 08/15/17	0.9
Total	10.4%

Country exposure by issuer, top five (unaudited)
As of December 31, 2013
Percentage of net assets
United States	41.0%
United Kingdom	13.9
Netherlands	6.6
Canada	4.1
Italy	3.9
Total	69.5%

Industry diversification (unaudited)
As a percentage of net asset as of December 31, 2013

Bonds
Corporate bonds
Beverages	2.49%
Building materials	0.44
Capital markets	3.38
Chemicals	0.33
Commercial banks	17.17
Commercial services & supplies	0.83
Communications equipment	0.91
Computers & peripherals	0.50
Construction & engineering	0.55
Consumer finance	2.07
Containers & packaging	0.52
Diversified financial services	9.83
Diversified telecommunication services	4.85
Electric utilities	4.41
Electrical equipment	0.25
Energy equipment & services	0.60
Engineering & construction	0.32
Food & staples retailing	0.29
Food products	1.45
Gas utilities	1.93
Health care equipment & supplies	0.85
Health care providers & services	0.27
Hotels, restaurants & leisure	0.27
Independent power producers & energy traders	0.48
Industrial conglomerates	0.16
Insurance	7.61
Internet & catalog retail	0.07
IT services	0.31
Life sciences tools & services	0.13
Marine	0.46
Media	4.02
Metals & mining	2.48
Multi-utilities	0.90
Oil, gas & consumable fuels	9.21
Pharmaceuticals	1.33
Real estate investment trust (REIT)	0.08
Real estate management & development	0.14
Road & rail	0.93
Software	1.03
Specialty retail	0.54
Thrifts & mortgage finance	0.43
Tobacco	2.76
Transportation infrastructure	0.49
Wireless telecommunication services	1.56
Total corporate bonds	89.63%
Non-US government obligation	0.99
Supranational bonds	1.12
Total bonds	91.74%
Short-term investment	4.14
Options purchased	0.00 [1]
Total investments	95.88%
Cash and other assets, less liabilities	4.12
Net assets	100.00%

1       Amount represents less than 0.005%.

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount		Value
Bonds: 91.74%
Corporate bonds: 89.63%
Australia: 2.92%
BHP Billiton Finance USA Ltd.,
5.000%, due 09/30/43		$55,000	$55,921
Commonwealth Bank of Australia,
2.250%, due 03/16/17[1]		250,000	257,071
National Australia Bank,
2.750%, due 03/09/17		250,000	259,090
Origin Energy Finance Ltd.,
2.500%, due 10/23/20[2]	EUR	100,000	134,537
Santos Finance Ltd.,
8.250%, due 09/22/70[3]		50,000	77,480
Telstra Corp. Ltd.,
4.800%, due 10/12/21[2]		$55,000	59,222
Westpac Banking Corp.,
5.000%, due 10/21/19[2]	GBP	50,000	91,365
Total Australia corporate bonds			934,686

Belgium: 0.25%
Elia System Operator SA,
5.250%, due 05/13/19[2]	EUR	50,000	80,628

Bermuda: 0.42%
Bacardi Ltd.,
2.750%, due 07/03/23[2]		100,000	134,711

Brazil: 0.35%
Vale SA,
5.625%, due 09/11/42		$125,000	112,149

Canada: 4.10%
Bank of Montreal,
1.300%, due 07/15/16		110,000	110,923
6.020%, due 05/02/18	CAD	80,000	85,724
Bank of Nova Scotia,
4.100%, due 06/08/17		125,000	124,972
Barrick Gold Corp.,
4.100%, due 05/01/23		$60,000	54,233
Canadian Imperial Bank of
Commerce,
1.350%, due 07/18/16		85,000	85,607
3.400%, due 01/14/16	CAD	95,000	92,315
Greater Toronto Airports Authority,
6.980%, due 10/15/32		60,000	73,329
Hydro One, Inc.,
5.360%, due 05/20/36		60,000	62,594
Nexen, Inc.,
6.400%, due 05/15/37		$90,000	101,912
Royal Bank of Canada,
2.980%, due 05/07/19	CAD	85,000	80,084
Suncor Energy, Inc.,
6.500%, due 06/15/38		$105,000	122,235
Teck Resources Ltd.,
5.400%, due 02/01/43		50,000	45,607
Thomson Reuters Corp.,
1.300%, due 02/23/17		110,000	109,515
Toronto-Dominion Bank,
3.367%, due 11/02/20[3]	CAD	115,000	111,028
Xstrata Finance Canada Ltd.,
2.700%, due 10/25/17[1]		$50,000	50,568
Total Canada corporate bonds			1,310,646

Cayman Islands: 1.73%
Hutchison Whampoa Europe
Finance 13 Ltd.,
3.750%, due 05/10/18[2,3,4]	EUR	100,000	133,443
Monumental Global Funding Ltd.,
6.000%, due 01/30/14	GBP	40,000	66,497
New York Life Funding,
5.125%, due 02/03/15		50,000	86,420
Principal Financial Global
Funding II LLC,
4.500%, due 01/26/17	EUR	100,000	148,993
Transocean, Inc.,
6.800%, due 03/15/38		$80,000	89,041
XLIT Ltd.,
5.250%, due 12/15/43		30,000	30,201
Total Cayman Islands corporate bonds			554,595

Curacao: 0.23%
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21		75,000	73,561

Denmark: 0.98%
AP Moeller - Maersk A/S,
3.375%, due 08/28/19[2]	EUR	100,000	145,467
DONG Energy A/S,
4.875%, due 01/12/32[2]	GBP	100,000	166,367
Total Denmark corporate bonds			311,834

Finland: 0.48%
Teollisuuden Voima Oyj,
6.000%, due 06/27/16[2]	EUR	100,000	153,170

France: 3.03%
Autoroutes du Sud de la France SA,
5.625%, due 07/04/22		50,000	84,163
AXA SA,
5.250%, due 04/16/40[2,3]		50,000	73,445
BNP Paribas SA,
2.700%, due 08/20/18		$90,000	91,688
5.186%, due 06/29/15[2,3,4]		50,000	51,062
Credit Logement SA,
1.427%, due 03/16/14[2,3,4]	EUR	50,000	55,669

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
France—(Concluded)
Dexia Credit Local SA,
5.375%, due 07/21/14[2]	EUR	110,000	$154,633
Electricite De France,
5.250%, due 01/29/23[1,3,4]		$100,000	99,450
6.950%, due 01/26/39[1]		30,000	36,654
Total Capital International SA,
1.550%, due 06/28/17		255,000	255,055
Veolia Environnement SA,
6.750%, due 04/24/19	EUR	40,000	67,734
Total France corporate bonds			969,553

Germany: 1.74%
Allianz SE,
5.500%, due 01/15/14[3,4]		20,000	27,529
Mondi Consumer Packaging
International AG,
9.750%, due 07/15/17[2]		110,000	165,058
Muenchener Rueckversicherungs AG,
6.000%, due 05/26/41[2,3]		100,000	159,117
6.250%, due 05/26/42[2,3]		100,000	161,569
RWE AG,
4.625%, due 09/28/15[2,3,4]		30,000	42,303
Total Germany corporate bonds			555,576

Ireland: 0.89%
CRH Finance Ltd.,
7.375%, due 05/28/14[2]		100,000	141,104
GE Capital European Funding,
6.025%, due 03/01/38		80,000	144,423
Total Ireland corporate bonds			285,527

Italy: 2.95%
Assicurazioni Generali SpA,
4.875%, due 11/11/14[2]		50,000	71,114
Ei Towers SpA,
3.875%, due 04/26/18		100,000	141,023
Intesa Sanpaolo SpA,
4.375%, due 10/15/19[2]		100,000	146,262
Snam SpA,
3.875%, due 03/19/18[2]		200,000	297,394
Telecom Italia SpA,
8.250%, due 03/21/16		50,000	77,336
UniCredit SpA,
6.375%, due 05/02/23[2,3]		$200,000	209,177
Total Italy corporate bonds			942,306

Japan: 0.09%
Nippon Telegraph &
Telephone Corp.,
1.400%, due 07/18/17		30,000	29,639

Jersey, Channel Islands: 1.54%
AA Bond Co., Ltd.,
4.720%, due 07/31/18[2]	GBP	100,000	171,783
Gatwick Funding Ltd.,
5.250%, due 01/23/24[2]		100,000	177,190
Heathrow Funding Ltd.,
6.750%, due 12/03/26		50,000	101,366
HSBC Capital Funding LP,
5.130%, due 03/29/16[3,4]	EUR	30,000	43,304
Total Jersey, Channel Islands
corporate bonds			493,643

Luxembourg: 0.63%
ArcelorMittal,
9.500%, due 02/15/15		$75,000	81,469
Enel Finance International SA,
6.000%, due 10/07/39[1]		100,000	95,913
SES,
3.600%, due 04/04/23[1]		25,000	23,293
Total Luxembourg corporate bonds			200,675

Mexico: 0.68%
America Movil SAB de CV,
5.000%, due 03/30/20		200,000	217,788

Netherlands: 6.62%
ABN Amro Bank NV,
4.875%, due 01/16/19[2]	GBP	100,000	178,484
Allianz Finance II BV,
4.375%, due 02/17/17[3,4]	EUR	80,000	114,458
British American Tobacco Holdings
The Netherlands BV,
2.375%, due 01/19/23[2]		100,000	133,732
Coca-Cola HBC Finance BV,
2.375%, due 06/18/20[2]		125,000	170,258
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA,
3.875%, due 02/08/22		$135,000	135,736
Deutsche Telekom International
Finance BV,
4.000%, due 01/19/15	EUR	100,000	142,500
6.500%, due 04/08/22	GBP	30,000	58,191
E.ON International Finance BV,
6.650%, due 04/30/38[1]		$20,000	24,023
Generali Finance BV,
4.750%, due 05/12/14	EUR	10,000	13,942

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Netherlands—(Concluded)
Heineken NV,
2.125%, due 08/04/20[2]	EUR	100,000	$135,699
Koninklijke KPN NV,
6.500%, due 01/15/16		115,000	174,972
LYB International Finance BV,
5.250%, due 07/15/43		$55,000	55,288
Nomura Europe Finance NV,
1.875%, due 05/29/18[2]	EUR	100,000	134,783
Petrobras Global Finance BV,
4.375%, due 05/20/23		$110,000	98,723
5.625%, due 05/20/43		20,000	16,375
Repsol International Finance BV,
4.375%, due 02/20/18[2]	EUR	100,000	150,361
4.750%, due 02/16/17		50,000	75,407
Royal Bank of Scotland NV,
0.942%, due 03/09/15[3]		$75,000	73,875
Siemens
Financieringsmaatschappij NV,
6.125%, due 09/14/66[3]	GBP	32,000	57,361
TenneT Holding BV,
6.655%, due 06/01/17[3,4]	EUR	50,000	75,890
Volkswagen International
Finance NV,
2.125%, due 01/19/15[2]		70,000	97,742
Total Netherlands corporate bonds			2,117,800

Norway: 1.09%
DNB Bank ASA,
3.200%, due 04/03/17[1]		$200,000	209,090
Statoil ASA,
3.125%, due 08/17/17		75,000	78,730
4.800%, due 11/08/43		60,000	60,617
Total Norway corporate bonds			348,437

Portugal: 0.44%
Caixa Geral de Depositos SA,
3.750%, due 01/18/18	EUR	100,000	141,336

South Korea: 0.34%
GS Caltex Corp.,
5.500%, due 04/24/17[2]		$100,000	107,845

Spain: 2.32%
BBVA Senior Finance SAU,
3.250%, due 03/21/16	EUR	100,000	142,756
Santander International Debt SAU,
4.625%, due 03/21/16[2]		200,000	293,705
Telefonica Emisiones SAU,
4.710%, due 01/20/20[2]		200,000	304,928
Total Spain corporate bonds			741,389

Sweden: 0.90%
Svenska Handelsbanken AB,
5.125%, due 03/30/20[1]		100,000	111,675
Telefonaktiebolaget LM Ericsson,
4.125%, due 05/15/22		95,000	92,337
Vattenfall AB,
6.750%, due 01/31/19	EUR	50,000	84,608
Total Sweden corporate bonds			288,620

United Kingdom: 13.91%
Abbey National Treasury
Services PLC,
1.750%, due 01/15/18[2]		100,000	137,815
Arqiva Financing PLC,
4.040%, due 06/30/20[2]	GBP	150,000	246,799
Aviva PLC,
4.729%, due 11/28/14[3,4]	EUR	90,000	124,463
Barclays Bank PLC,
2.250%, due 05/10/17[1]		$200,000	206,100
5.750%, due 08/17/21[2]	GBP	50,000	93,778
6.625%, due 03/30/22[2]	EUR	50,000	80,955
BG Energy Capital PLC,
5.125%, due 12/07/17[2]	GBP	50,000	91,756
BP Capital Markets PLC,
1.375%, due 05/10/18		$85,000	82,496
2.750%, due 05/10/23		40,000	36,524
British Telecommunications PLC,
8.500%, due 12/07/16[2]	GBP	75,000	146,404
BUPA Finance PLC,
6.125%, due 09/16/20[3,4]		50,000	86,441
Diageo Capital PLC,
3.875%, due 04/29/43		$60,000	51,608
EE Finance PLC,
4.375%, due 03/28/19[2]	GBP	100,000	170,043
GlaxoSmithKline Capital PLC,
1.500%, due 05/08/17		$95,000	95,042
HSBC Holdings PLC,
5.100%, due 04/05/21		175,000	194,503
6.500%, due 09/15/37		225,000	266,116
Imperial Tobacco Finance PLC,
4.500%, due 07/05/18[2]	EUR	100,000	152,635
Liverpool Victoria Friendly
Society Ltd.,
6.500%, due 05/22/43[2,3]	GBP	110,000	171,419
Lloyds Bank PLC,
1.025%, due 07/11/16[3]	EUR	45,000	60,668
6.500%, due 03/24/20[2]		50,000	79,676
7.500%, due 04/15/24	GBP	100,000	209,058
Lloyds Banking Group PLC,
5.875%, due 07/08/14	EUR	45,000	63,362
National Express Group PLC,
6.250%, due 01/13/17	GBP	50,000	90,666

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
National Grid Electricity
Transmission PLC,
5.875%, due 02/02/24	GBP	45,000	$85,872
Northern Gas Networks Finance PLC,
5.875%, due 07/08/19		50,000	93,935
Royal Bank of Scotland PLC,
5.375%, due 09/30/19[2]	EUR	50,000	79,361
6.934%, due 04/09/18		50,000	78,071
Sinopec Capital 2013 Ltd.,
3.125%, due 04/24/23[1]		$250,000	223,315
Standard Chartered PLC,
4.000%, due 07/12/22[2,3]		200,000	202,366
Tesco PLC,
6.125%, due 02/24/22	GBP	50,000	93,783
Thames Water Utilities Finance Ltd.,
5.125%, due 09/28/37		50,000	87,181
Wales & West Utilities Finance PLC,
5.125%, due 12/02/16[2]		125,000	225,648
Western Power Distribution
West Midlands PLC,
5.750%, due 04/16/32[2]		100,000	186,324
WPP PLC,
6.625%, due 05/12/16[2]	EUR	100,000	155,293
Total United Kingdom corporate bonds			4,449,476

United States: 41.00%
21st Century Fox America, Inc.,
6.200%, due 12/15/34		$135,000	149,440
ABB Finance USA, Inc.,
2.875%, due 05/08/22		85,000	80,319
AbbVie, Inc.,
2.900%, due 11/06/22		105,000	98,139
4.400%, due 11/06/42		65,000	60,624
Alcoa, Inc.,
6.150%, due 08/15/20		105,000	113,159
Allstate Corp.,
5.750%, due 08/15/53[3]		55,000	55,413
Alltel Corp.,
7.875%, due 07/01/32		85,000	110,663
Altria Group, Inc.,
4.250%, due 08/09/42		225,000	192,019
American Express Credit Corp.,
1.300%, due 07/29/16		55,000	55,426
American International Group, Inc.,
3.375%, due 08/15/20		105,000	105,611
American Tower Corp.,
3.400%, due 02/15/19		25,000	25,451
Anadarko Petroleum Corp.,
6.375%, due 09/15/17		205,000	235,354
Apache Corp.,
4.750%, due 04/15/43		145,000	140,642
Apple, Inc.,
3.850%, due 05/04/43		35,000	29,240
AT&T, Inc.,
5.550%, due 08/15/41		75,000	76,115
Bank of America Corp.,
1.500%, due 10/09/15		460,000	464,632
5.875%, due 02/07/42		60,000	68,621
Bank of New York Mellon Corp.,
1.350%, due 03/06/18		215,000	210,476
Baxter International, Inc.,
3.200%, due 06/15/23		135,000	128,972
BB&T Corp.,
1.600%, due 08/15/17		55,000	54,509
Berkshire Hathaway Finance Corp.,
1.300%, due 05/15/18		50,000	48,859
Boston Scientific Corp.,
6.000%, due 01/15/20		125,000	143,504
Burlington Northern Santa Fe LLC,
3.450%, due 09/15/21		145,000	143,200
Capital One Financial Corp.,
1.000%, due 11/06/15		160,000	159,930
Chevron Corp.,
2.355%, due 12/05/22		45,000	40,931
2.427%, due 06/24/20		45,000	43,788
Citigroup, Inc.,
0.974%, due 05/31/17[3]	EUR	100,000	133,787
4.050%, due 07/30/22		$85,000	84,053
5.500%, due 02/15/17		85,000	93,656
6.000%, due 08/15/17		255,000	290,639
Coca-Cola Co.,
1.800%, due 09/01/16		110,000	112,642
Comcast Corp.,
5.700%, due 07/01/19		195,000	225,374
ConocoPhillips,
4.600%, due 01/15/15		105,000	109,449
DIRECTV Holdings LLC,
5.000%, due 03/01/21		175,000	183,839
Duke Energy Corp.,
3.050%, due 08/15/22		105,000	99,734
Energy Transfer Partners LP,
6.050%, due 06/01/41		110,000	112,753
Enterprise Products Operating LLC,
4.850%, due 03/15/44		85,000	79,934
5.200%, due 09/01/20		55,000	61,181
ERAC USA Finance LLC,
5.625%, due 03/15/42[1]		45,000	45,961
Ford Motor Credit Co. LLC,
3.000%, due 06/12/17		200,000	207,864

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Freeport-McMoRan Copper & Gold, Inc.,
3.100%, due 03/15/20		$70,000	$68,007
3.875%, due 03/15/23		145,000	137,119
General Electric Capital Corp.,
1.000%, due 12/11/15		160,000	161,282
4.375%, due 09/16/20		120,000	130,055
Series A, 6.750%, due 03/15/32		240,000	297,193
General Electric Co.,
4.125%, due 10/09/42		55,000	50,812
Georgia Power Co.,
5.400%, due 06/01/40		75,000	78,299
Glencore Funding LLC,
2.500%, due 01/15/19[1]		80,000	77,465
Goldman Sachs Group, Inc.,
3.250%, due 02/01/23[2]	EUR	130,000	180,461
4.375%, due 03/16/17[2]		150,000	224,046
Halliburton Co.,
4.750%, due 08/01/43		$105,000	103,115
Hartford Financial Services Group, Inc.,
4.300%, due 04/15/43		55,000	48,382
5.500%, due 03/30/20		55,000	61,818
Hewlett-Packard Co.,
2.625%, due 12/09/14		130,000	132,160
International Business Machines Corp.,
3.375%, due 08/01/23		100,000	97,430
JPMorgan Chase & Co.,
1.800%, due 01/25/18		100,000	99,122
3.200%, due 01/25/23		485,000	459,793
Kellogg Co.,
1.875%, due 11/17/16		80,000	81,373
Kinder Morgan Energy Partners LP,
2.650%, due 02/01/19		15,000	14,834
5.000%, due 03/01/43		115,000	106,139
Kraft Foods Group, Inc.,
5.000%, due 06/04/42		85,000	83,792
Laboratory Corp. of America Holdings,
2.500%, due 11/01/18		50,000	49,312
Lincoln National Corp.,
4.200%, due 03/15/22		135,000	137,568
Lorillard Tobacco Co.,
6.875%, due 05/01/20		20,000	23,081
Merck & Co., Inc.,
6.550%, due 09/15/37		64,000	79,800
MetLife, Inc.,
4.875%, due 11/13/43		120,000	117,773
Metropolitan Life Global Funding I,
2.375%, due 09/30/19[2]	EUR	225,000	314,440
Microsoft Corp.,
2.625%, due 05/02/33		100,000	124,930
3.500%, due 11/15/42		$80,000	66,071
Mondelez International, Inc.,
2.375%, due 01/26/21	EUR	140,000	190,257
5.375%, due 02/10/20		$83,000	93,739
Monongahela Power Co.,
5.400%, due 12/15/43[1]		40,000	41,547
Morgan Stanley,
2.125%, due 04/25/18		50,000	49,569
4.750%, due 03/22/17		210,000	229,177
6.375%, due 07/24/42		45,000	52,707
Mosaic Co.,
5.450%, due 11/15/33		50,000	50,942
Motorola Solutions, Inc.,
6.000%, due 11/15/17		50,000	56,873
Mylan, Inc.,
2.600%, due 06/24/18[1]		15,000	15,009
NBCUniversal Media LLC,
5.150%, due 04/30/20		130,000	145,307
Oncor Electric Delivery Co. LLC,
7.000%, due 05/01/32		25,000	30,459
Oracle Corp.,
2.250%, due 01/10/21	EUR	100,000	138,174
PacifiCorp,
6.000%, due 01/15/39		$95,000	110,054
Pemex Project Funding Master Trust,
5.500%, due 02/24/25[2]	EUR	60,000	94,159
PepsiCo, Inc.,
1.250%, due 08/13/17		$60,000	59,357
Philip Morris International, Inc.,
2.125%, due 05/30/19	EUR	100,000	139,137
PNC Funding Corp.,
2.700%, due 09/19/16		$75,000	78,230
PPL Capital Funding, Inc.,
4.700%, due 06/01/43		50,000	45,039
Prudential Financial, Inc.,
4.500%, due 11/15/20		195,000	209,194
QVC, Inc.,
4.375%, due 03/15/23		25,000	23,374
Republic Services, Inc.,
5.250%, due 11/15/21		175,000	190,793
Reynolds American, Inc.,
6.150%, due 09/15/43		90,000	97,187
6.750%, due 06/15/17		125,000	143,082
SABMiller Holdings, Inc.,
1.875%, due 01/20/20[2]	EUR	100,000	135,329
Sempra Energy,
6.000%, due 10/15/39		$85,000	93,369
SLM Corp.,
6.250%, due 01/25/16		80,000	86,400

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Southwestern Electric Power Co.,
6.200%, due 03/15/40		$115,000	$125,334
SunTrust Banks, Inc.,
2.350%, due 11/01/18		65,000	64,656
Swiss Re Treasury US Corp.,
4.250%, due 12/06/42[1]		75,000	64,451
Thermo Fisher Scientific, Inc.,
4.150%, due 02/01/24		20,000	19,810
5.300%, due 02/01/44		20,000	20,223
Time Warner Cable, Inc.,
5.000%, due 02/01/20		210,000	213,226
Time Warner, Inc.,
5.350%, due 12/15/43		60,000	60,764
Travelers Cos., Inc.,
4.600%, due 08/01/43		20,000	19,541
Union Pacific Corp.,
4.750%, due 12/15/43		20,000	19,482
US Bancorp,
1.650%, due 05/15/17		105,000	105,221
Valero Energy Corp.,
6.625%, due 06/15/37		100,000	114,073
Verizon Communications, Inc.,
2.500%, due 09/15/16		160,000	165,446
4.500%, due 09/15/20		85,000	90,998
6.550%, due 09/15/43		190,000	222,292
Viacom, Inc.,
2.500%, due 09/01/18		20,000	20,161
Virginia Electric and Power Co.,
Series A, 6.000%, due 05/15/37		55,000	64,251
Wachovia Corp.,
5.750%, due 02/01/18		255,000	294,035
Waste Management, Inc.,
6.125%, due 11/30/39		65,000	74,262
WEA Finance LLC,
5.750%, due 09/02/15[1]		40,000	43,145
WellPoint, Inc.,
5.100%, due 01/15/44		40,000	39,666
WM Wrigley Jr Co.,
2.000%, due 10/20/17[1]		15,000	14,958
Xcel Energy, Inc.,
4.700%, due 05/15/20		40,000	43,899
4.800%, due 09/15/41		50,000	48,689
Yum! Brands, Inc.,
5.350%, due 11/01/43		90,000	87,448
Total United States corporate bonds			13,116,070
Total corporate bonds (cost $27,946,631)			28,671,660

Non-US government obligation: 0.99%
Italy: 0.99%
Buoni Poliennali Del Tesoro,
3.000%, due 04/01/14
(cost $316,478)	EUR	230,000	318,162

Supranational bonds: 1.12%
Asian Development Bank,
1.000%, due 12/15/15	GBP	50,000	83,068
European Investment Bank,
3.000%, due 12/07/15		60,000	103,372
Inter-American Development Bank,
0.625%, due 12/15/15		55,000	90,686
International Finance Corp.,
0.625%, due 12/15/15		50,000	82,462
Total supranational bonds (cost $342,072)			359,588
Total bonds (cost $28,605,181)			29,349,410

	Shares
Short-term investment: 4.14%
Investment company: 4.14%
UBS Cash Management Prime
Relationship Fund[5]
(cost $1,323,965)		1,323,965	1,323,965

	Notional Amount
Options purchased: 0.00%[6]
Options purchased on credit default swaps on credit indices: 0.00%[6,7]
Expiring 03/19/14. If exercised the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 21 Index and the Fund pays quarterly fixed rate of net 1.000% per annum. Underlying credit default swap terminating 12/20/18. European style. Counterparty: GSI (cost $1,669)		$735,000	550
Total investments: 95.88% (cost $29,930,815)			30,673,925

Cash and other assets, less liabilities: 4.12%			1,316,886
Net assets: 100.00%			$31,990,811

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2013

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was approximately $29,975,446; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$891,752
Gross unrealized depreciation	(193,273)
Net unrealized appreciation of investments	$698,479

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 83. Portfolio footnotes begin on page 52.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CIBC	EUR	6,580,000	USD	8,942,746	03/05/14	$(109,162)
JPMCB	CAD	700,000	USD	661,404	03/05/14	3,402
JPMCB	GBP	2,645,000	USD	4,287,862	03/05/14	(90,293)
JPMCB	USD	40,738	AUD	45,000	03/05/14	(716)
JPMCB	USD	39,369	JPY	4,000,000	03/05/14	(1,374)
Net unrealized depreciation on forward foreign currency contracts						$(198,143)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Interest rate futures buy contracts:
Canadian Government 10 Year Bond, 2 contracts (CAD)	March 2014	$240,755	$238,625	$(2,130)
Euro-Bolb, 2 contracts (EUR)	March 2014	343,947	342,356	(1,591)
Euro-Bund, 1 contracts (EUR)	March 2014	192,510	191,456	(1,054)
Interest rate futures sell contracts:
Long Gilt, 3 contracts (GBP)	March 2014	(538,793)	(529,374)	9,419
Net unrealized appreciation on futures contracts				$4,644

Credit default swaps on corporate issues — sell protection8

Counterparty	Referenced obligation[9]	Notional amount	Termination date	Payments received by the Fund[10]	Upfront payments received	Value	Unrealized depreciation	Credit spread[11]
JPMCB	Barrick Gold Corp. bond, 5.800%, due 11/15/34	USD 85,000	12/20/18	1.000%	$3,104	$(3,514)	$(410)	1.890%

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2013

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$28,671,660	$—	$28,671,660
Non-US government obligation	—	318,162	—	318,162
Supranational bonds	—	359,588	—	359,588
Short-term investment	—	1,323,965	—	1,323,965
Options purchased	550	—	—	550
Forward foreign currency contracts, net	—	(198,143)	—	(198,143)
Futures contracts, net	4,644	—	—	4,644
Swap agreements, net	—	(3,514)	—	(3,514)
Total	$5,194	$30,471,718	$—	$30,476,912

At December 31, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $1,639,688 or 5.13% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2013, the value of these securities amounted to $8,052,034 or 25.17% of net assets.
[3]	Variable or floating rate security — The interest rate shown is the current rate as of December 31, 2013 and changes periodically.
[4]	Perpetual bond security. The maturity date reflects the next call date.
[5]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/12	Purchases during the year ended 12/31/13	Sales during the year ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the year ended 12/31/13
UBS Cash Management Prime Relationship Fund	$3,905,258	$30,919,614	$33,500,907	$1,323,965	$2,804

[6]	Amount represents less than 0.005%.
[7]	Illiquid investment. At December 31, 2013, the value of this investment amounted to $550 or 0.00% of net assets.
[8]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[9]	Payments from/to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced obligation.
[10]	Payments made or received are based on the notional amount.
[11]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

52	See accompanying notes to financial statements.

UBS High Yield Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2013, UBS High Yield Relationship Fund (the “Fund”) returned 6.78%. The Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 7.37% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Although the Fund generated a positive return during the reporting period, it modestly lagged the Index. While security selection contributed to performance, this was offset by our positioning from a quality perspective, as well as trading costs.

The Fund utilized total return swaps on a high yield index to more quickly and cost-effectively adjust its exposure to the high yield bond market. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategy.

Portfolio performance summary1
What worked

  Security selection was the largest contributor to results during the reporting period. Our holdings in the energy, telecommunications and cable television sectors were the most beneficial for performance.

  A small allocation to commercial mortgage-backed securities (”CMBS”) was rewarded. Our out-of-index position in CMBS during a portion of the reporting period was a positive for results.

  The Fund’s positioning in the metals/mining sector was additive for performance during the reporting period. An underweight to the metals/mining sector was a modest contributor to results, as the sector lagged the Index.

What didn’t work

  Although security selection was the largest contributor to results during the reporting period, security selection in several sectors was a drag on performance. In particular, our holdings in the chemicals, banks & thrifts and steel sectors detracted the most from performance during the reporting period.

  The Fund’s positioning from a quality perspective detracted from results. The Fund was somewhat defensively positioned during the first part of the reporting period given a number of macro issues, including uncertainties such as the US “fiscal cliff” and sequester. We moved to a more neutral position during the second quarter of 2013, and maintained this strategy as some of the macro clouds lifted and the economy continued to expand. However, our underweight to higher-risk bonds rated CCC2 and our preference for relatively higher quality CCC-rated bonds with shorter durations was not rewarded, as the former outperformed the latter during the reporting period.

  Our positioning in the broadcasting sector was not beneficial during the reporting period. An underweight to the broadcasting sector detracted from results as it outperformed the Index.

  Transaction costs were a drag on relative performance. The Fund has a concentrated investor base, thus it frequently receives large subscriptions and redemptions. Asset flows in and out of the Fund were elevated at times given periods of market volatility, and as a result, transaction costs negatively impacted the Fund’s performance. Index returns do not include trading costs.
1	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.
[2]	Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS High Yield Relationship Fund

Average annual total returns for periods ended December 31, 2013 (unaudited)

	1 year	5 years	10 years
UBS High Yield Relationship Fund	6.78%	14.84%	7.19%
BofA Merrill Lynch US High Yield Cash Pay Constrained Index[1]	7.37%	18.50%	8.37%

1	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2013 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS High Yield Relationship Fund

Top ten long-term fixed income holdings
(unaudited)
As of December 31, 2013
Percentage of net assets
DISH DBS Corp.,
7.875%, due 09/01/19	1.8%
Pacific Drilling SA,
5.375%, due 06/01/20	1.1
Sabine Pass Liquefaction LLC,
5.625%, due 02/01/21	1.1
Frontier Communications Corp.,
8.500%, due 04/15/20	0.9
Midstates Petroleum Co., Inc.,
10.750%, due 10/01/20	0.9
VPI Escrow Corp.,
6.375%, due 10/15/20	0.8
Diamond Resorts Corp.,
12.000%, due 08/15/18	0.8
CCO Holdings LLC,
6.500%, due 04/30/21	0.8
First Data Corp.,
12.625%, due 01/15/21	0.8
Hilcorp Finance Co.,
7.625%, due 04/15/21	0.8
Total	9.8%

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2013

Bonds
Corporate bonds
Aerospace	1.02%
Air transportation	0.29
Automotive & auto parts distributors	2.57
Banks & thrifts	2.55
Broadcasting	1.24
Building materials	3.02
Cable TV	6.15
Capital goods	0.27
Chemicals	2.86
Consumer products	0.73
Containers	2.84
Diversified financial services	4.03
Diversified media	0.39
Electric utilities	2.50
Energy	19.10
Entertainment/film	0.43
Environmental	0.28
Food & drug retail	0.27
Food/beverage/tobacco	1.13
Gaming	2.17
Healthcare	8.15
Homebuilders/real estate	1.49
Hotel	0.13
Insurance	0.60
Leisure	1.28
Machinery	0.43
Metals/mining	0.95
Paper	0.68
Publishing/printing	1.58
Services	4.19
Steels	1.10
Super retail index	2.40
Technology	4.80
Telecommunications	9.36
Textile/apparel	0.14
Transportation excluding air/rail	0.57
Total corporate bonds	91.69%
Short-term investment	6.45
Total investments	98.14%
Cash and other assets, less liabilities	1.86
Net assets	100.00%

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount	Value
Bonds: 91.69%
Corporate bonds: 91.69%
Australia: 0.20%
FMG Resources August 2006 Pty Ltd.,
8.250%, due 11/01/19[1]	$800,000	$898,000

Canada: 1.63%
Bombardier, Inc.,
7.500%, due 03/15/18[1]	340,000	386,750
7.750%, due 03/15/20[1]	261,000	296,235
Cogeco Cable, Inc.,
4.875%, due 05/01/20[1]	1,250,000	1,206,250
Kodiak Oil & Gas Corp.,
5.500%, due 02/01/22	1,225,000	1,218,875
Lightstream Resources Ltd.,
8.625%, due 02/01/20[1]	1,225,000	1,237,250
NOVA Chemicals Corp.,
5.250%, due 08/01/23[1]	1,200,000	1,236,000
Reliance Intermediate Holdings LP,
9.500%, due 12/15/19[1]	250,000	272,500
Ultra Petroleum Corp.,
5.750%, due 12/15/18[1]	775,000	796,313
Valeant Pharmaceuticals International, Inc.,
5.625%, due 12/01/21[1]	600,000	603,000
Total Canada corporate bonds		7,253,173

Cayman Islands: 0.46%
Offshore Group Investment Ltd.,
7.500%, due 11/01/19	1,125,000	1,223,437
Sable International Finance Ltd.,
7.750%, due 02/15/17[1]	450,000	469,688
Seagate HDD Cayman,
4.750%, due 06/01/23[1]	375,000	350,625
Total Cayman Islands corporate bonds		2,043,750

Croatia: 0.55%
Agrokor DD,
8.875%, due 02/01/20[1]	2,275,000	2,434,364

France: 0.48%
AXA SA,
6.379%, due 12/14/36[1,2,3]	1,050,000	1,026,375
SPCM SA,
6.000%, due 01/15/22[1]	1,025,000	1,081,375
Total France corporate bonds		2,107,750

Germany: 0.55%
Unitymedia Hessen GmbH & Co. KG,
5.500%, due 01/15/23[1]	2,525,000	2,449,250

Greece: 0.27%
FAGE Dairy Industry SA,
9.875%, due 02/01/20[1]	1,150,000	1,201,750

Ireland: 0.79%
Nara Cable Funding Ltd.,
8.875%, due 12/01/18[1]	1,600,000	1,720,000
Ono Finance II PLC,
10.875%, due 07/15/19[1]	1,125,000	1,231,875
Smurfit Kappa Acquisitions,
4.875%, due 09/15/18[1]	550,000	570,625
Total Ireland corporate bonds		3,522,500

Italy: 0.21%
Enel SpA,
8.750%, due 09/24/73[1,2]	875,000	951,446

Luxembourg: 5.06%
ArcelorMittal,
6.750%, due 02/25/22	1,375,000	1,495,312
7.250%, due 03/01/41	800,000	764,000
7.500%, due 10/15/39	300,000	294,750
Capsugel SA,
7.000%, due 05/15/19[1,4]	1,250,000	1,273,437
ConvaTec Healthcare E SA,
10.500%, due 12/15/18[1]	1,475,000	1,657,531
Expro Finance Luxembourg SCA,
8.500%, due 12/15/16[1]	523,000	545,228
INEOS Group Holdings SA,
6.125%, due 08/15/18[1]	1,775,000	1,783,875
Intelsat Jackson Holdings SA,
5.500%, due 08/01/23[1]	1,275,000	1,212,844
7.250%, due 10/15/20	2,550,000	2,789,062
Intelsat Luxembourg SA,
6.750%, due 06/01/18[1]	875,000	929,688
7.750%, due 06/01/21[1]	1,175,000	1,260,187
Pacific Drilling SA,
5.375%, due 06/01/20[1]	4,925,000	4,949,625
Telecom Italia Capital SA,
7.200%, due 07/18/36	1,000,000	962,500
Wind Acquisition Finance SA,
6.500%, due 04/30/20[1]	225,000	239,625
7.250%, due 02/15/18[1]	941,000	990,403
11.750%, due 07/15/17[1]	1,244,000	1,323,305
Total Luxembourg corporate bonds		22,471,372

Mexico: 0.56%
Cemex SAB de CV,
5.875%, due 03/25/19[1]	1,250,000	1,253,125
7.250%, due 01/15/21[1]	1,200,000	1,237,035
Total Mexico corporate bonds		2,490,160

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Netherlands: 1.37%
Basell Finance Co. BV,
8.100%, due 03/15/27[1]	$1,425,000	$1,799,332
NXP BV / NXP Funding LLC,
5.750%, due 02/15/21[1]	1,600,000	1,672,000
Schaeffler Holding Finance BV,
6.875%, due 08/15/18[1,4]	2,450,000	2,597,000
Total Netherlands corporate bonds		6,068,332

Singapore: 0.33%
Flextronics International Ltd.,
5.000%, due 02/15/23	1,550,000	1,453,900

Spain: 0.20%
Abengoa Finance SAU,
7.750%, due 02/01/20[1]	850,000	875,500

Switzerland: 0.29%
Credit Suisse Group AG,
7.500%, due 12/11/23[1,2,3]	1,200,000	1,269,000

United Kingdom: 1.76%
Algeco Scotsman Global Finance PLC,
10.750%, due 10/15/19[1]	2,425,000	2,558,375
Barclays Bank PLC,
7.625%, due 11/21/22	2,375,000	2,529,375
Hanson Ltd.,
6.125%, due 08/15/16	375,000	411,562
Lloyds Banking Group PLC,
6.413%, due 10/01/35[1,2,3]	1,375,000	1,313,125
Royal Bank of Scotland Group PLC,
6.125%, due 12/15/22	975,000	996,451
Total United Kingdom corporate bonds		7,808,888

United States: 76.98%
Activision Blizzard, Inc.,
5.625%, due 09/15/21[1]	450,000	465,750
ADT Corp.,
6.250%, due 10/15/21[1]	1,675,000	1,758,750
AES Corp.,
8.000%, due 06/01/20	2,100,000	2,457,000
AIG Life Holdings, Inc.,
7.570%, due 12/01/45[1]	825,000	932,250
Ally Financial, Inc.,
5.500%, due 02/15/17	500,000	541,250
8.000%, due 03/15/20	2,590,000	3,104,762
8.000%, due 11/01/31	500,000	598,125
Alta Mesa Holdings,
9.625%, due 10/15/18	1,550,000	1,658,500
AMC Entertainment, Inc.,
8.750%, due 06/01/19	620,000	662,625
American Axle & Manufacturing, Inc.,
6.625%, due 10/15/22	2,370,000	2,494,425
American Builders & Contractors Supply Co., Inc.,
5.625%, due 04/15/21[1]	1,250,000	1,256,250
AmeriGas Finance LLC,
6.750%, due 05/20/20	600,000	655,500
Antero Resources Finance Corp.,
5.375%, due 11/01/21[1]	2,500,000	2,525,000
6.000%, due 12/01/20	1,875,000	1,968,750
ARAMARK Corp.,
5.750%, due 03/15/20[1]	1,200,000	1,254,000
Arch Coal, Inc.,
9.875%, due 06/15/19	575,000	511,750
Atlas Pipeline Partners LP,
4.750%, due 11/15/21[1]	650,000	594,750
5.875%, due 08/01/23[1]	2,658,000	2,531,745
Avaya, Inc.,
7.000%, due 04/01/19[1]	1,275,000	1,249,500
Avis Budget Car Rental LLC,
5.500%, due 04/01/23	775,000	750,781
Axiall Corp.,
4.875%, due 05/15/23[1]	950,000	897,750
BE Aerospace, Inc.,
6.875%, due 10/01/20	770,000	845,075
Berry Petroleum Co.,
6.750%, due 11/01/20	650,000	674,375
Biomet, Inc.,
6.500%, due 08/01/20	1,900,000	1,995,000
BMC Software Finance, Inc.,
8.125%, due 07/15/21[1]	1,175,000	1,210,250
Boise Cascade Co.,
6.375%, due 11/01/20	1,775,000	1,868,187
BreitBurn Energy Partners LP,
7.875%, due 04/15/22	2,506,000	2,606,240
Brunswick Corp.,
4.625%, due 05/15/21[1]	250,000	238,750
Builders FirstSource, Inc.,
7.625%, due 06/01/21[1]	1,175,000	1,227,875
Building Materials Corp of America,
6.750%, due 05/01/21[1]	750,000	811,875
Burlington Coat Factory Warehouse Corp.,
10.000%, due 02/15/19	1,650,000	1,858,312
Burlington Holdings LLC,
9.000%, due 02/15/18[1,4]	345,000	353,625
Cablevision Systems Corp.,
8.625%, due 09/15/17	480,000	559,200

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Caesars Entertainment
Operating Co., Inc.,
10.000%, due 12/15/18	$775,000	$372,000
11.250%, due 06/01/17	800,000	814,000
Caesars Entertainment Resort Properties LLC,
8.000%, due 10/01/20[1]	525,000	546,000
Calpine Corp.,
6.000%, due 01/15/22[1]	1,875,000	1,921,875
7.875%, due 07/31/20[1]	1,489,000	1,630,455
Calumet Specialty Products Partners LP,
7.625%, due 01/15/22[1]	1,225,000	1,237,250
Capella Healthcare, Inc.,
9.250%, due 07/01/17	315,000	335,475
Case New Holland, Inc.,
7.875%, due 12/01/17	550,000	649,000
CB Richard Ellis Services, Inc.,
5.000%, due 03/15/23	575,000	552,719
CCO Holdings LLC,
6.500%, due 04/30/21	3,475,000	3,570,562
6.625%, due 01/31/22	1,150,000	1,184,500
8.125%, due 04/30/20	1,375,000	1,491,875
CDW LLC,
8.500%, due 04/01/19	365,000	403,325
Celanese US Holdings LLC,
4.625%, due 11/15/22	175,000	167,562
5.875%, due 06/15/21	440,000	468,600
CenturyLink, Inc.,
Series S, 6.450%, due 06/15/21	1,475,000	1,534,000
Series W, 6.750%, due 12/01/23	725,000	734,062
Series P, 7.600%, due 09/15/39	275,000	244,750
Cequel Communications Holdings I LLC,
5.125%, due 12/15/21[1]	1,275,000	1,195,312
Ceridian Corp.,
11.250%, due 11/15/15	1,010,000	1,017,575
Chesapeake Energy Corp.,
6.625%, due 08/15/20	1,475,000	1,648,312
9.500%, due 02/15/15	405,000	438,919
Chesapeake Oilfield Operating LLC,
6.625%, due 11/15/19	780,000	817,050
Chrysler Group LLC,
8.000%, due 06/15/19	615,000	679,575
8.250%, due 06/15/21	1,225,000	1,393,437
Cinemark USA, Inc.,
4.875%, due 06/01/23	1,350,000	1,269,000
CIT Group, Inc.,
5.000%, due 08/15/22	1,250,000	1,218,750
5.250%, due 03/15/18	650,000	697,125
5.500%, due 02/15/19[1]	2,555,000	2,740,237
Claire’s Stores, Inc.,
7.750%, due 06/01/20[1]	1,225,000	1,139,250
8.875%, due 03/15/19	1,250,000	1,287,500
Clean Harbors, Inc.,
5.250%, due 08/01/20	1,200,000	1,236,000
Clear Channel Communications, Inc.,
9.000%, due 12/15/19	875,000	892,500
14.000%, due 02/01/21[1,4]	1,001,666	909,012
Clearwater Paper Corp.,
4.500%, due 02/01/23	75,000	67,500
7.125%, due 11/01/18	185,000	197,487
Coleman Cable, Inc.,
9.000%, due 02/15/18	370,000	388,500
Commercial Metals Co.,
4.875%, due 05/15/23	550,000	511,500
Community Health Systems, Inc.,
7.125%, due 07/15/20	1,900,000	1,971,250
Constellation Brands, Inc.,
7.250%, due 05/15/17	355,000	412,687
Continental Airlines Pass Through Certificates,
Series 2012-3, 6.125%,
due 04/29/18	1,225,000	1,280,125
Continental Resources, Inc.,
4.500%, due 04/15/23	1,525,000	1,545,969
5.000%, due 09/15/22	1,075,000	1,116,656
Crestwood Midstream Partners LP,
6.125%, due 03/01/22[1]	1,400,000	1,435,000
Crown Americas LLC,
4.500%, due 01/15/23	1,325,000	1,238,875
CSC Holdings LLC,
8.625%, due 02/15/19	300,000	351,750
CST Brands, Inc.,
5.000%, due 05/01/23	125,000	120,625
Denbury Resources, Inc.,
8.250%, due 02/15/20	1,100,000	1,211,375
Diamond Resorts Corp.,
12.000%, due 08/15/18	3,324,000	3,673,020
DISH DBS Corp.,
7.875%, due 09/01/19	7,060,000	8,083,700
DR Horton, Inc.,
4.375%, due 09/15/22	650,000	606,125
Eagle Spinco, Inc.,
4.625%, due 02/15/21[1]	1,575,000	1,543,500
El Paso LLC,
7.750%, due 01/15/32	1,140,000	1,157,162
7.800%, due 08/01/31	475,000	482,014

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Endo Health Solutions, Inc.,
7.000%, due 12/15/20	$950,000	$1,016,500
7.250%, due 01/15/22	900,000	963,000
EP Energy LLC,
9.375%, due 05/01/20	2,175,000	2,509,406
Epicor Software Corp.,
8.625%, due 05/01/19	2,070,000	2,245,950
Equinix, Inc.,
5.375%, due 04/01/23	2,075,000	2,028,312
7.000%, due 07/15/21	1,150,000	1,256,375
ExamWorks Group, Inc.,
9.000%, due 07/15/19	2,695,000	2,917,337
Felcor Lodging LP,
6.750%, due 06/01/19	550,000	585,750
First Data Corp.,
10.625%, due 06/15/21[1]	2,275,000	2,465,531
11.250%, due 03/31/16	73,000	73,183
12.625%, due 01/15/21	3,000,000	3,521,250
FirstEnergy Corp.,
Series C, 7.375%, due 11/15/31	825,000	896,432
Forest Laboratories, Inc.,
5.000%, due 12/15/21[1]	525,000	526,969
Forest Oil Corp.,
7.250%, due 06/15/19	1,268,000	1,234,715
Freescale Semiconductor, Inc.,
10.750%, due 08/01/20	1,082,000	1,228,070
Frontier Communications Corp.,
8.500%, due 04/15/20	3,445,000	3,858,400
9.000%, due 08/15/31	1,585,000	1,557,262
9.250%, due 07/01/21	575,000	662,688
FTI Consulting, Inc.,
6.750%, due 10/01/20	675,000	729,000
Gannett Co., Inc.,
5.125%, due 07/15/20[1]	875,000	885,937
6.375%, due 10/15/23[1]	500,000	517,500
General Motors Financial Co., Inc.,
4.750%, due 08/15/17[1]	475,000	504,094
Geo Group, Inc.,
5.125%, due 04/01/23	300,000	277,500
GLP Capital LP,
4.875%, due 11/01/20[1]	1,500,000	1,500,000
Goodyear Tire & Rubber Co.,
6.500%, due 03/01/21	1,775,000	1,881,500
8.250%, due 08/15/20	550,000	614,625
Graphic Packaging International, Inc.,
4.750%, due 04/15/21	2,550,000	2,524,500
HCA, Inc.,
5.875%, due 03/15/22	300,000	309,750
7.500%, due 02/15/22	950,000	1,042,625
7.750%, due 05/15/21	375,000	409,687
7.875%, due 02/15/20	600,000	644,250
8.500%, due 04/15/19	1,375,000	1,457,500
Health Management Associates, Inc.,
7.375%, due 01/15/20	1,550,000	1,734,062
Healthcare Technology
Intermediate, Inc.,
7.375%, due 09/01/18[1,4]	1,675,000	1,742,000
Hecla Mining Co.,
6.875%, due 05/01/21[1]	2,575,000	2,472,000
Hertz Corp.,
5.875%, due 10/15/20	1,200,000	1,243,500
Hexion US Finance Corp.,
8.875%, due 02/01/18	2,350,000	2,441,062
Hiland Partners LP / Hiland Partners
Finance Corp.,
7.250%, due 10/01/20[1]	2,825,000	3,029,812
Hilcorp Finance Co.,
7.625%, due 04/15/21[1]	3,095,000	3,358,075
8.000%, due 02/15/20[1]	370,000	400,525
Hologic, Inc.,
6.250%, due 08/01/20	200,000	211,000
Huntington Ingalls Industries, Inc.,
7.125%, due 03/15/21	1,625,000	1,783,437
Icahn Enterprises LP,
8.000%, due 01/15/18	500,000	520,000
ILFC E-Capital Trust I,
5.460%, due 12/21/65[1,2]	460,000	420,900
IMS Health, Inc.,
6.000%, due 11/01/20[1]	825,000	876,562
Infor US, Inc.,
9.375%, due 04/01/19	1,175,000	1,321,875
11.500%, due 07/15/18	350,000	403,375
Interactive Data Corp.,
10.250%, due 08/01/18	415,000	456,873
International Lease Finance Corp.,
5.875%, due 04/01/19	975,000	1,038,375
5.875%, due 08/15/22	950,000	947,625
7.125%, due 09/01/18[1]	1,475,000	1,707,312
Jefferies Finance LLC,
7.375%, due 04/01/20[1]	1,500,000	1,560,000
K Hovnanian Enterprises, Inc.,
7.250%, due 10/15/20[1]	1,700,000	1,825,375
KB Home,
7.250%, due 06/15/18	1,025,000	1,130,063
Key Energy Services, Inc.,
6.750%, due 03/01/21	1,840,000	1,886,000
Lear Corp.,
4.750%, due 01/15/23[1]	750,000	703,125

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Legacy Reserves LP,
6.625%, due 12/01/21[1]	$400,000	$387,000
8.000%, due 12/01/20[1]	500,000	520,000
Level 3 Communications, Inc.,
11.875%, due 02/01/19	805,000	925,750
Level 3 Financing, Inc.,
6.125%, due 01/15/21[1]	1,750,000	1,767,500
Liberty Mutual Group, Inc.,
7.800%, due 03/15/37[1]	315,000	338,625
Linn Energy LLC,
7.750%, due 02/01/21	1,225,000	1,295,438
8.625%, due 04/15/20	2,730,000	2,948,400
LKQ Corp.,
4.750%, due 05/15/23[1]	575,000	534,750
Manitowoc Co., Inc.,
8.500%, due 11/01/20	1,115,000	1,265,525
MarkWest Energy Partners LP,
6.750%, due 11/01/20	300,000	325,500
Masco Corp.,
7.125%, due 03/15/20	675,000	770,519
McClatchy Co.,
9.000%, due 12/15/22	1,625,000	1,787,500
MedAssets, Inc.,
8.000%, due 11/15/18	600,000	648,000
Memorial Production Partners LP,
7.625%, due 05/01/21[1]	700,000	719,250
7.625%, due 05/01/21	900,000	924,750
Memorial Resource Development LLC,
10.000%, due 12/15/18[1,4]	1,475,000	1,467,625
Mercer International, Inc.,
9.500%, due 12/01/17	300,000	327,000
MetroPCS Wireless, Inc.,
6.625%, due 04/01/23[1]	1,275,000	1,316,438
MGM Resorts International,
8.625%, due 02/01/19	1,300,000	1,524,250
10.000%, due 11/01/16	1,940,000	2,328,000
Michael Foods, Inc.,
9.750%, due 07/15/18	680,000	739,500
Michaels FinCo Holdings LLC,
7.500%, due 08/01/18[1,4]	550,000	572,000
Midstates Petroleum Co., Inc.,
10.750%, due 10/01/20	3,525,000	3,833,438
MPH Intermediate Holding Co. 2,
8.375%, due 08/01/18[1,4]	550,000	572,000
Multiplan, Inc.,
9.875%, due 09/01/18[1]	350,000	385,000
Murray Energy Corp.,
8.625%, due 06/15/21[1]	325,000	336,375
Mustang Merger Corp.,
8.500%, due 08/15/21[1]	2,425,000	2,619,000
Navios Maritime Acquisition Corp.,
8.125%, due 11/15/21[1]	1,250,000	1,275,000
Navios Maritime Holdings, Inc.,
7.375%, due 01/15/22[1]	1,250,000	1,256,250
NCR Escrow Corp.,
5.875%, due 12/15/21[1]	1,225,000	1,247,969
6.375%, due 12/15/23[1]	325,000	331,906
Nielsen Finance LLC,
7.750%, due 10/15/18	450,000	486,000
Niska Gas Storage US LLC,
8.875%, due 03/15/18	1,530,000	1,591,200
NRG Energy, Inc.,
7.625%, due 05/15/19	250,000	264,375
8.250%, due 09/01/20	2,705,000	2,995,788
Oasis Petroleum, Inc.,
6.500%, due 11/01/21	800,000	856,000
6.875%, due 03/15/22[1]	2,575,000	2,729,500
Owens-Illinois, Inc.,
7.800%, due 05/15/18	1,075,000	1,241,625
PAETEC Holding Corp.,
9.875%, due 12/01/18	990,000	1,106,325
Par Pharmaceutical Cos., Inc.,
7.375%, due 10/15/20	800,000	827,000
Party City Holdings, Inc.,
8.875%, due 08/01/20	2,275,000	2,548,000
PC Nextco Holdings LLC,
8.750%, due 08/15/19[1,4]	325,000	333,531
Penn Virginia Resource Partners LP,
6.500%, due 05/15/21[1]	1,700,000	1,759,500
8.375%, due 06/01/20	1,358,000	1,497,195
Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[1]	415,000	445,088
Petco Holdings, Inc.,
8.500%, due 10/15/17[1,4]	950,000	969,000
PetroLogistics LP,
6.250%, due 04/01/20[1]	1,250,000	1,253,125
Pinnacle Merger Sub, Inc.,
9.500%, due 10/01/23[1]	850,000	905,250
Plains Exploration & Production Co.,
6.125%, due 06/15/19	422,000	461,539
Ply Gem Industries, Inc.,
8.250%, due 02/15/18	469,000	499,485
Quicksilver Resources, Inc.,
7.125%, due 04/01/16	875,000	855,313
9.125%, due 08/15/19	1,225,000	1,243,375
RBS Capital Trust II,
6.425%, due 01/03/34[2,3]	1,000,000	925,000
Realogy Group LLC,
7.875%, due 02/15/19[1]	350,000	384,125

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Regency Energy Partners LP,
6.500%, due 07/15/21	$2,325,000	$2,464,500
Revlon Consumer Products Corp.,
5.750%, due 02/15/21	1,775,000	1,750,594
Reynolds Group Issuer, Inc.,
5.750%, due 10/15/20	800,000	816,000
7.875%, due 08/15/19	925,000	1,022,125
9.875%, due 08/15/19	585,000	650,813
Rite Aid Corp.,
9.250%, due 03/15/20	500,000	573,750
Roundy’s Supermarkets, Inc.,
10.250%, due 12/15/20[1]	600,000	612,000
Royal Caribbean Cruises Ltd.,
5.250%, due 11/15/22	1,475,000	1,475,000
7.250%, due 06/15/16	250,000	280,625
RR Donnelley & Sons Co.,
7.875%, due 03/15/21	1,125,000	1,248,750
rue21, Inc.,
9.000%, due 10/15/21[1]	1,400,000	1,015,000
Sabine Pass Liquefaction LLC,
5.625%, due 02/01/21[1]	4,925,000	4,814,188
6.250%, due 03/15/22[1]	800,000	794,000
Samson Investment Co.,
10.500%, due 02/15/20[1]	2,250,000	2,452,500
SandRidge Energy, Inc.,
7.500%, due 02/15/23	1,160,000	1,177,400
8.750%, due 01/15/20	1,150,000	1,239,125
SBA Telecommunications, Inc.,
5.750%, due 07/15/20	325,000	338,000
Sealed Air Corp.,
5.250%, due 04/01/23[1]	950,000	923,875
8.375%, due 09/15/21[1]	1,380,000	1,566,300
ServiceMaster Co.,
7.000%, due 08/15/20	750,000	743,438
8.000%, due 02/15/20	2,200,000	2,244,000
SESI LLC,
7.125%, due 12/15/21	1,100,000	1,226,500
Severstal Columbus LLC,
10.250%, due 02/15/18	900,000	954,000
Shingle Springs Tribal
Gaming Authority.,
9.750%, due 09/01/21[1]	1,050,000	1,134,000
Sirius XM Holdings, Inc.,
4.250%, due 05/15/20[1]	250,000	236,250
4.625%, due 05/15/23[1]	400,000	362,000
5.250%, due 08/15/22[1]	1,625,000	1,641,250
5.750%, due 08/01/21[1]	400,000	404,000
5.875%, due 10/01/20[1]	1,050,000	1,071,000
SLM Corp.,
5.500%, due 01/15/19	1,375,000	1,424,573
8.000%, due 03/25/20	2,700,000	3,057,750
8.450%, due 06/15/18	1,050,000	1,223,250
Spectrum Brands Escrow Corp.,
6.375%, due 11/15/20[1]	1,025,000	1,094,187
6.625%, due 11/15/22[1]	150,000	159,563
Speedway Motorsports, Inc.,
6.750%, due 02/01/19	225,000	239,063
Springleaf Finance Corp.,
6.900%, due 12/15/17	1,205,000	1,317,065
Sprint Capital Corp.,
6.875%, due 11/15/28	750,000	706,875
6.900%, due 05/01/19	2,275,000	2,485,438
8.750%, due 03/15/32	1,850,000	1,984,125
Sprint Communications, Inc.,
8.375%, due 08/15/17	875,000	1,012,813
9.000%, due 11/15/18[1]	1,025,000	1,235,125
9.125%, due 03/01/17	975,000	1,145,625
Sprint Corp.,
7.125%, due 06/15/24[1]	650,000	659,750
7.250%, due 09/15/21[1]	1,350,000	1,449,563
7.875%, due 09/15/23[1]	800,000	860,000
SPX Corp.,
6.875%, due 09/01/17	725,000	819,250
SquareTwo Financial Corp.,
11.625%, due 04/01/17	1,270,000	1,312,863
Standard Pacific Corp.,
8.375%, due 01/15/21	1,040,000	1,211,600
10.750%, due 09/15/16	750,000	903,750
Steel Dynamics, Inc.,
5.250%, due 04/15/23	850,000	850,000
Suburban Propane Partners LP,
7.500%, due 10/01/18	464,000	497,640
Sugarhouse HSP Gaming
Prop Mezz LP,
6.375%, due 06/01/21[1]	1,240,000	1,196,600
Tenet Healthcare Corp.,
4.375%, due 10/01/21	450,000	423,000
6.000%, due 10/01/20[1]	3,075,000	3,209,531
8.125%, due 04/01/22	750,000	808,125
TMS International Corp.,
7.625%, due 10/15/21[1]	1,675,000	1,779,688
TransDigm, Inc.,
7.750%, due 12/15/18	1,150,000	1,233,375
Tunica-Biloxi Gaming Authority,
9.000%, due 11/15/15[1,5]	245,000	220,500
UR Merger Sub Corp.,
8.250%, due 02/01/21	1,075,000	1,212,063
USG Corp.,
5.875%, due 11/01/21[1]	2,525,000	2,626,000

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount	Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
USPI Finance Corp.,
9.000%, due 04/01/20	$1,050,000	$1,176,000
Valassis Communications, Inc.,
6.625%, due 02/01/21	2,500,000	2,578,125
Valeant Pharmaceuticals International,
7.000%, due 10/01/20[1]	2,300,000	2,478,250
Virgin Media Finance PLC,
6.375%, due 04/15/23[1]	1,225,000	1,246,438
Viskase Cos., Inc.,
9.875%, due 01/15/18[1]	225,000	236,520
VPI Escrow Corp.,
6.375%, due 10/15/20[1]	3,525,000	3,714,469
Vulcan Materials Co.,
7.500%, due 06/15/21	1,530,000	1,744,200
WESCO Distribution, Inc.,
5.375%, due 12/15/21[1]	1,575,000	1,575,000
West Corp.,
7.875%, due 01/15/19	1,032,000	1,114,560
WideOpenWest Finance LLC,
10.250%, due 07/15/19	2,700,000	2,997,000
William Carter Co.,
5.250%, due 08/15/21[1]	600,000	609,000
Windstream Corp.,
7.750%, due 10/01/21	2,350,000	2,491,000
WMG Acquisition Corp.,
6.000%, due 01/15/21[1]	1,185,000	1,230,919
XL Group PLC,
Series E, 6.500%, due 04/15/17[2,3]	365,000	359,069
Zions Bancorp.,
5.500%, due 11/16/15	30,000	31,693
Total United States corporate bonds		341,648,465
Total corporate bonds
(cost $400,290,788)		406,947,600

	Shares
Short-term investment: 6.45%
Investment company: 6.45%
UBS Cash Management Prime
Relationship Fund[6]
(cost $28,623,235)	28,623,235	28,623,235
Total investments: 98.14%
(cost $428,914,023)		435,570,835

Cash and other assets,
less liabilities: 1.86%		8,250,619
Net assets: 100.00%		$443,821,454

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was approximately $428,963,839; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,103,673
Gross unrealized depreciation	(2,496,677)
Net unrealized appreciation of investments	$6,606,996

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 83. Portfolio footnotes begin on page 63.

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2013

Total return swap agreements5

Counterparty	Notional amount	Termination date	Payments made by the Fund[7]	Payments received by the Fund[7]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
MLI	USD 10,000,000	03/20/14	3 month USD LIBOR	—[8]	$—	$185,220	$185,220
MLI	USD 20,000,000	03/20/14	3 month USD LIBOR	—[8]	—	(966)	(966)
						$184,254	$184,254

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$406,947,600	$—	$406,947,600
Short-term investment	—	28,623,235	—	28,623,235
Swap agreements, net	—	184,254	—	184,254
Total	$—	$435,755,089	$—	$435,755,089

At December 31, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $174,294,912 or 39.27% of net assets.
[2]	Variable or floating rate security — the interest rate shown is the current rate as of December 31, 2013 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	PIK — Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[5]	Illiquid investment. At December 31, 2013, the value of these investments amounted to $406,686 or 0.09% of net assets.
[6]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/12	Purchases during the year ended 12/31/13	Sales during the year ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the year ended 12/31/13
UBS Cash Management Prime Relationship Fund	$40,084,612	$304,725,981	$316,187,358	$28,623,235	$49,630

[7]	Payments made or received are based on the notional amount.
[8]	Payments are based on the performance of the underlying iBoxx USD Liquid High Yield Index.

See accompanying notes to financial statements.	63

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2013, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) declined 4.88%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) declined 6.58%, and the Emerging Markets Debt Benchmark Index (the “Index”) declined 7.76%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios. Therefore, it is not managed relative to a benchmark. The emerging markets debt asset class generated weak results during the reporting period. This was triggered by a number of factors, including decelerating growth in many developing countries, generally falling commodity prices and sharply rising US interest rates, resulting in periods of heightened volatility and weak investor demand. Against this backdrop, the Fund generated a negative return, although its decline was not as severe as the EMBI Global or the Index.

The Fund used derivatives during the reporting period. Certain foreign exchange instruments, including currency forwards, swaps and options, were utilized to manage the Fund’s currency exposure. Overall, the Fund’s currency allocations detracted from its absolute performance. The Fund also utilized interest rate derivatives, including US Treasury futures and interest rate swaps, to adjust its duration and yield curve positioning. In aggregate, the Fund’s duration and yield curve positioning limited the losses associated with higher rates, but we were not able to completely neutralize the negative effects. Credit default swaps, total return swaps and credit-linked notes were used to express our views regarding specific country exposures, as well as for hedging purposes. Overall, country allocation detracted as emerging markets broadly underperformed. Although derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategies

Portfolio performance summary1
What worked

  The Fund's short duration was rewarded, as US interest rates moved sharply higher during the reporting period. Although rising yields detracted from overall performance, the Fund’s much lower yield sensitivity avoided bigger losses.

  Our lack of exposure to a number of countries contributed to performance.
–	In particular, our limited exposure to US dollar-denominated and local currency-denominated Indonesian debt was beneficial for results, as they performed poorly given the country's rising current account deficit.

–	Minimal exposure to US dollar-denominated and local currency-denominated Turkish debt was positive for the Fund's performance, as they were dragged down by the country's mounting current account deficit, as well as political unrest toward the end of the reporting period.

  Security selection and the Fund's exposure to South Africa was a positive for performance. The Fund held a position in South Africa for a short period of time during the 12 months. During that period, its debt performed well and enhanced the Fund’s results. Later in the year, a smaller bond and currency position avoided a bigger loss due to a weaker currency.
[1] For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Opportunistic Emerging Markets Debt Relationship Fund

What didn’t work

  Our local currency exposure detracted from the Fund's performance, as currencies in general detracted from overall performance. Among the weakest performers were the Fund’s allocations to the Turkish lira (mostly during the fourth quarter of 2013) and the South African rand. However, taking our currency overlay into account, currency losses were limited due to the hedging components.

  The Fund's allocation to longer-term Brazilian local debt was a drag on results. Brazil’s local debt performed poorly due to negative economic sentiment and fears of higher inflation. In addition, rising US interest rates negatively impacted the country’s local yields, as they followed US Treasury yields upward.

  Our exposure to Venezuelan US dollar-denominated debt was not rewarded. It performed poorly, especially in November, amid concerns about the country’s upcoming local elections and its weakening financial situation.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Average annual total returns for periods ended December 31, 2013 (unaudited)

	1 year	5 years	Inception[1]
UBS Opportunistic Emerging Markets Debt Relationship Fund	(4.88)%	17.28%	8.94%
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[2]	(6.58)	11.52	8.11
Emerging Markets Debt Benchmark Index[3]	(7.76)	10.16	8.04

[1]	Inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund is May 31, 2006.
[2]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from Fund’s inception to 04/30/09—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 05/01/09 to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $1,000,000 in the Fund from May 31, 2006, which is the Fund inception date, through December 31, 2013 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Top ten long-term fixed income holdings
(unaudited)
As of December 31, 2013

Percentage of net assets
Notas do Tesouro Nacional, Series B,
6.000%, due 05/15/45	7.3%
Nak Naftogaz Ukraine,
9.500%, due 09/30/14	6.2
Republic of Belarus,
8.750%, due 08/03/15	6.1
Republic of Venezuela,
8.250%, due 10/13/24	4.5
Federative Republic of Brazil,
6.000%, due 08/15/50	4.1
VTB Capital SA,
6.950%, due 10/17/22	3.7
Kazatomprom Natsionalnaya
Atomnaya Kompaniya AO,
6.250%, due 05/20/15	3.6
Mexican Udibonos, Series S,
4.000%, due 11/15/40	3.4
Magyar Export-Import Bank RT,
5.500%, due 02/12/18	3.3
Russian Federation,
7.000%, due 01/25/23	3.3
Total	45.5%

Country exposure by issuer, top five
(unaudited)
As of December 31, 2013

Percentage of net assets
Brazil	14.3%
Russia	13.4
Venezuela	8.0
Ukraine	7.7
Belarus	6.1
Total	49.5%

Industry diversification (unaudited) As a percentage of net assets as of December 31, 2013

Bonds
Corporate bonds
Building products	0.85%
Capital markets	3.34
Commercial banks	11.39
Diversified financial services	3.22
Electric utilities	3.78
Food & staples retailing	0.87
Metals & mining	4.41
Oil, gas & consumable fuels	13.56
Road & rail	1.01
Total corporate bonds	42.43%

Non-US government obligations	45.49
Structured notes	4.82
Total bonds	92.74%

Short-term investment	4.82
Options purchased	0.01
Total investments	97.57%

Cash and other assets, less liabilities	2.43
Net assets	100.00%

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount		Value
Bonds: 92.74%
Corporate bonds: 42.43%
Brazil: 2.54%
Centrais Eletricas Brasileiras SA,
5.750%, due 10/27/21[1]		$650,000	$625,625

Cayman Islands: 0.94%
Petrobras International Finance Co.,
6.750%, due 01/27/41		250,000	231,305

China: 1.68%
China Lesso Group Holdings Ltd.,
7.875%, due 05/13/16[1]		200,000	209,500
China Oriental Group Co., Ltd.,
8.000%, due 08/18/15[1]		200,000	204,000
Total China corporate bonds			413,500

Croatia: 0.87%
Agrokor DD,
8.875%, due 02/01/20[2]		200,000	214,010

Czech Republic: 0.61%
EP Energy AS,
5.875%, due 11/01/19[2]	EUR	100,000	150,138

Hungary: 3.34%
Magyar Export-Import Bank RT,
5.500%, due 02/12/18[1]		$800,000	823,504

Indonesia: 2.33%
Pertamina Persero PT,
6.000%, due 05/03/42[1]		700,000	574,000

Kazakhstan: 4.59%
Kazakhstan Temir Zholy Finance BV,
6.950%, due 07/10/42[1]		250,000	248,438
Kazatomprom Natsionalnaya
Atomnaya Kompaniya AO,
6.250%, due 05/20/15[1]		850,000	884,000
Total Kazakhstan corporate bonds			1,132,438

Russia: 10.16%
Bank of Moscow Capital PL,
6.699%, due 03/11/15[1]		300,000	315,000
RSHB Capital SA for OJSC Russian
Agricultural Bank,
7.750%, due 05/29/18[1]		150,000	169,125
VEB Finance Ltd.,
6.800%, due 11/22/25[1]		600,000	627,000
VTB Capital SA,
6.465%, due 03/04/15[1]		450,000	472,950
6.950%, due 10/17/22[1]		900,000	922,500
Total Russia corporate bonds			2,506,575

South Africa: 1.24%
Eskom Holdings SOC Ltd.,
6.750%, due 08/06/23		300,000	305,250

Turkey: 3.01%
Turkiye Halk Bankasi AS,
3.875%, due 02/05/20[1]		850,000	743,750

Ukraine: 7.67%
Biz Finance PLC,
11.000%, due 02/03/14[3]	UAH	3,000,000	353,155
Nak Naftogaz Ukraine,
9.500%, due 09/30/14		$1,550,000	1,538,375
Total Ukraine corporate bonds			1,891,530

Venezuela: 3.45%
Petroleos de Venezuela SA,
8.500%, due 11/02/17[1]		850,000	701,335
9.000%, due 11/17/21[1]		200,000	148,500
Total Venezuela corporate bonds			849,835
Total corporate bonds
(cost $10,732,795)			10,461,460

Non-US government obligations: 45.49%
Argentina: 2.90%
Republic of Argentina,
0.000%, due 12/15/35[4]		4,800,000	412,800
0.000%, due 12/15/35[4]		3,547,755	301,559
			714,359

Belarus: 6.14%
Republic of Belarus,
8.750%, due 08/03/15[1]		1,500,000	1,515,000

Brazil: 11.77%
Federative Republic of Brazil,
6.000%, due 08/15/50[5]	BRL	1,100,000	1,018,105
Letras do Tesouro Nacional,
6.184%, due 04/01/14[6]		175,000	72,386
Notas do Tesouro Nacional,
Series B, 6.000%, due 05/15/45[5]		1,950,000	1,810,886
			2,901,377

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
China: 2.46%
China Government Bond,
2.380%, due 07/19/14	CNY	3,200,000	$528,783
2.480%, due 12/01/20		500,000	76,785
			605,568

Costa Rica: 2.58%
Banco Nacional de Costa Rica,
4.875%, due 11/01/18[2]		$650,000	637,000

Gabon: 0.81%
Gabonese Republic,
6.375%, due 12/12/24[2]		200,000	199,900

Ghana: 1.74%
Republic of Ghana,
7.875%, due 08/07/23[2]		321,206	302,737
8.500%, due 10/04/17[1]		118,000	126,112
			428,849

Hungary: 0.53%
Government of Hungary,
7.625%, due 03/29/41		120,000	130,876

Mexico: 3.37%
Mexican Udibonos,
Series S, 4.000%,
due 11/15/40[5]	MXN	10,631,351	831,811

Nigeria: 2.71%
Nigeria Treasury Bills,
9.972%, due 01/09/14[6]	NGN	20,000,000	124,758
11.081%, due 04/10/14[6]		90,000,000	543,832
			668,590

Russia: 3.27%
Russian Federation,
7.000%, due 01/25/23	RUB	27,500,000	807,327

Turkey: 2.68%
Republic of Turkey,
7.000%, due 10/01/14	TRY	1,392,555	659,651

Venezuela: 4.53%
Republic of Venezuela,
8.250%, due 10/13/24[1]		$1,600,000	1,116,000
Total Non-US government
obligations (cost $12,643,326)			11,216,308

Structured notes: 4.82%
Ghana: 2.49%
Standard Chartered Bank,
23.000%, due 08/21/17[2]
(linked to Republic of Ghana,
23.000%, due 08/21/17)		1,350,000	613,066

India: 2.33%
Standard Chartered Bank,
8.130%, due 09/23/22[2] (linked
to Indian Government Bonds,
8.130%, due 09/21/22)		713,982	575,881
Total structured notes
(cost $1,538,844)			1,188,947
Total bonds
(cost $24,914,965)			22,866,715

	Shares
Short-term investment: 4.82%
Investment company: 4.82%
UBS Cash Management Prime
Relationship Fund[7]
(cost $1,188,874)		1,188,874	1,188,874

	Face amount covered by contracts
Options purchased: 0.01%
Put options: 0.01%
Foreign Exchange Option, Buy
EUR/BRL, strike @ BRL 2.80,
expires June 2014,
counterparty: BB	EUR	520,000	248
Foreign Exchange Option, Buy
EUR/PLN, strike @ PLN 4.00,
expires January 2014,
counterparty: GSI		320,000	0
Foreign Exchange Option, Buy
USD/BRL, strike @ BRL 1.90,
expires April 2014,
counterparty: GSI		$980,000	3
Foreign Exchange Option, Buy
USD/BRL, strike @ BRL 2.03,
expires June 2014,
counterparty: MLI		420,000	124

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount covered by contracts	Value
Options purchased—(Concluded)
Put options—(Concluded)
Foreign Exchange Option, Buy
USD/BRL, strike @ BRL 2.03,
expires June 2014,
counterparty: GSI	$280,000	$85
Foreign Exchange Option, Buy
USD/TRY, strike @ TRY 1.92,
expires June 2014,
counterparty: BB	760,000	559
		1,019
Total options purchased
(cost $43,110)		1,019
Total investments: 97.57%
(cost $26,146,949)		24,056,608

Cash and other assets,
less liabilities: 2.43%		598,656
Net assets: 100.00%		$24,655,264

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was approximately $26,097,876; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$150,907
Gross unrealized depreciation	(2,192,175)
Net unrealized depreciation of investments	$(2,041,268)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 83. Portfolio footnotes begin on page 73.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	MXN	11,483,000	USD	886,342	03/18/14	$12,043
BB	USD	494,243	BRL	1,131,000	06/10/14	(32,327)
BB	USD	13,145	KRW	13,885,400	03/18/14	(48)
CSI	BRL	7,579,166	USD	3,191,093	03/18/14	36,059
CSI	INR	2,834,000	USD	45,201	03/18/14	180
CSI	USD	493,786	BRL	1,172,000	03/18/14	(5,909)
DB	THB	240,000	USD	7,380	03/18/14	101
DB	TRY	1,998,340	USD	961,416	03/18/14	46,008
DB	UAH	1,982,500	USD	214,323	02/03/14	(25,279)
DB	USD	371,589	CLP	199,283,000	03/18/14	4,540
DB	USD	256,630	TRY	530,000	03/18/14	(13,845)
GSI	BRL	1,131,000	USD	469,003	06/10/14	7,087
GSI	TWD	63,000	USD	2,145	03/18/14	26
GSI	UAH	447,500	USD	45,248	02/03/14	(8,837)
GSI	USD	245,037	IDR	2,980,870,000	03/18/14	(3,363)
JPMCB	EUR	290,000	USD	392,158	02/26/14	(6,787)
JPMCB	EUR	130,000	USD	179,144	02/26/14	307
Net unrealized appreciation on forward foreign currency contracts						$9,956

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2013

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 6 contracts (USD)	March 2014	$725,304	$715,875	$(9,429)
US Treasury futures sell contracts:
US Ultra Bond Futures, 5 contracts (USD)	March 2014	(691,425)	(681,250)	10,175
10 Year US Treasury Notes, 61 contracts (USD)	March 2014	(7,640,408)	(7,505,859)	134,549
Net unrealized appreciation on futures contracts				$135,295

Currency swap agreement3

Counterparty	Pay contracts	Receive contracts	Termination date	Pay rate[8]	Receive rate[8]	Upfront payments	Value	Unrealized appreciation
BB	INR 37,150,000	USD 719,681	12/05/16	4.500%	6 month USD LIBOR	$—	$163,526	$163,526

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[8]	Payments received by the Fund[8]	Upfront payments	Value	Unrealized depreciation
CITI	KRW	1,100,000,000	08/26/16	3.410%	3 month CD KSDA	$—	$(14,512)	$(14,512)
CSI	ZAR	8,000,000	06/04/18	3 month JIBAR	6.400%	—	(22,288)	(22,288)
DB	ZAR	4,400,000	05/31/23	3 month JIBAR	7.480	—	(18,346)	(18,346)
GSI	TWD	32,500,000	08/26/16	1.280	3 month TWCPBA	—	(6,730)	(6,730)
							$(61,876)	$(61,876)

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2013

Options written

Put options	Expiration date	Premiums received	Value
Foreign Exchange Option, Sell EUR/BRL, EUR 560,000 face amount
covered by contracts, strike @ BRL 2.60, counterparty: BB	June 2014	$4,731	$(15)
Foreign Exchange Option, Sell EUR/PLN, EUR 320,000 face amount
covered by contracts, strike @ PLN 3.90, counterparty: GSI	January 2014	1,334	0
Foreign Exchange Option, Sell USD/BRL, USD 980,000 face amount
covered by contracts, strike @ BRL 1.80, counterparty: GSI	April 2014	2,606	0
Foreign Exchange Option, Sell USD/BRL, USD 840,000 face amount
covered by contracts, strike @ BRL 1.96, counterparty: MLI	June 2014	3,784	(62)
Foreign Exchange Option, Sell USD/BRL, USD 560,000 face amount
covered by contracts, strike @ BRL 1.96, counterparty: GSI	June 2014	2,773	(43)
Foreign Exchange Option, Sell USD/TRY, USD 380,000 face amount
covered by contracts, strike @ TRY 1.98, counterparty: BB	June 2014	12,008	(739)
Total options written		$27,236	$(859)

Written foreign exchange options activity for the year ended December 31, 2013 was as follows:

Premiums received
Foreign exchange options outstanding at December 31, 2012	$—
Foreign exchange options written	223,544
Foreign exchange options terminated in closing purchase transactions	(194,196)
Foreign exchange options expired prior to exercise	(2,112)
Foreign exchange options outstanding at December 31, 2013	$27,236

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2013

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$10,461,460	$—	$10,461,460
Non-US government obligations	—	11,216,308	—	11,216,308
Structured notes	—	1,188,947	—	1,188,947
Short-term investment	—	1,188,874	—	1,188,874
Options purchased	—	1,019	—	1,019
Forward foreign currency contracts, net	—	9,956	—	9,956
Futures contracts, net	135,295	—	—	135,295
Swap agreements, net	—	101,650	—	101,650
Options written	—	(859)	—	(859)
Total	$135,295	$24,167,355	$—	$24,302,650

At December 31, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes:
1 Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2013, the value of these securities amounted to $10,426,339 or 42.29% of net assets.
2 Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $2,692,732 or 10.92% of net assets.
3 Illiquid investment. At December 31, 2013, the value of these investments amounted to $516,681 or 2.10% of net assets.
4 Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
5 Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
6 Rate shown reflects annualized yield at December 31, 2013 on zero coupon bond.
7 The table below details the Fund’s investment in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/12	Purchases during the year ended 12/31/13	Sales during the year ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the year ended 12/31/13
UBS Cash Management Prime Relationship Fund	$2,729,580	$20,574,932	$22,115,638	$1,188,874	$3,233

8 Payments made or received are based on the notional amount.

See accompanying notes to financial statements.	73

UBS Cash Management Prime Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2013, UBS Cash Management Prime Relationship Fund (the “Fund”) returned 0.12%, versus the 0.03% return of the Citigroup One-Month US Treasury Bill Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on distributions, while the Index returns do not reflect the deduction of fees and expenses.)

Portfolio performance summary1

  The Fund’s portfolio remained highly diversified by both weighted average maturity and security type over the reporting period. At the issuer level, we maintained a greater than usual level of diversification by investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid. To that end, we typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

  We adjusted the Fund’s sector exposures during the 12-month reporting period. Throughout the period, we significantly increased the Fund’s exposure to repurchase agreements (transactions whereby the seller of a security agrees to buy it back at a predetermined time and price, or upon demand). We also modestly increased the Fund’s allocation to short-term corporate obligations and initiated a small position in non-US government obligations. In contrast, we reduced the Fund’s allocations to commercial paper, certificates of deposit and US government and agency obligations.

1 For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Cash Management Prime Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount	Value
Short-term investments: 99.98%
Certificates of deposit: 9.63%
Bank of Nova Scotia,
0.256%, due 06/17/14[1]	$5,000,000	$5,000,000
0.296%, due 01/30/15[1]	4,000,000	4,000,000
Credit Industriel et Commercial,
0.200%, due 03/04/14	8,000,000	8,000,000
JPMorgan Chase Bank N.A.,
0.380%, due 12/04/14	6,000,000	6,000,000
Mizuho Bank Ltd.,
0.210%, due 01/03/14	6,000,000	6,000,000
National Australia Bank Ltd.,
0.275%, due 01/06/15[1]	6,000,000	6,000,000
Natixis US Finance Co.,
0.225%, due 02/04/14[1]	5,000,000	5,000,000
Nordea Bank Finland PLC,
0.230%, due 03/03/14	7,000,000	7,000,000
0.290%, due 11/20/14	6,000,000	6,000,000
Rabobank Nederland NV,
0.360%, due 06/11/14	4,000,000	4,000,000
Toronto-Dominion Bank,
0.205%, due 05/22/14[1]	3,000,000	3,000,000
Wells Fargo Bank N.A.,
0.210%, due 06/09/14	5,000,000	5,000,000
Total certificates of deposit
(cost $65,000,000)		65,000,000

Commercial paper: 37.72%
ABN AMRO Funding USA LLC,
0.200%, due 02/04/14[2,3]	7,000,000	6,998,678
0.210%, due 03/11/14[2,3]	6,000,000	5,997,585
Albion Capital LLC,
0.190%, due 01/27/14[2,3]	5,000,000	4,999,314
0.210%, due 02/18/14[2,3]	8,000,000	7,997,760
Barclays Bank PLC,
0.220%, due 02/11/14[2,3]	7,000,000	6,998,246
BNP Paribas Finance, Inc.,
0.160%, due 01/08/14[2]	9,000,000	8,999,720
0.210%, due 02/03/14[2]	8,000,000	7,998,460
0.230%, due 03/03/14[2]	4,000,000	3,998,441
Cancara Asset Securitisation LLC,
0.190%, due 01/30/14[2,3]	7,000,000	6,998,929
0.193%, due 02/10/14[2,3]	5,000,000	4,998,944
Chariot Funding LLC,
0.301%, due 06/03/14[2,3]	4,000,000	3,994,900
Ciesco LLC,
0.230%, due 02/03/14[3]	9,000,000	9,000,000
Commonwealth Bank of Australia,
0.204%, due 02/24/14[1,3]	5,000,000	5,000,000
0.240%, due 10/17/14[1,3]	5,000,000	5,000,000
Erste Finance Delaware LLC,
0.160%, due 01/02/14[2,3]	10,000,000	9,999,956
Fairway Finance Corp.,
0.170%, due 02/04/14[2,3]	7,000,000	6,998,876
FCAR Owner Trust,
0.190%, due 02/04/14[2]	8,000,000	7,998,564
General Electric Capital Corp.,
0.150%, due 02/03/14[2]	5,000,000	4,999,312
Gotham Funding Corp.,
0.180%, due 02/07/14[2,3]	6,740,000	6,738,753
Liberty Street Funding LLC,
0.170%, due 02/05/14[2,3]	5,000,000	4,999,174
0.170%, due 03/03/14[2,3]	3,000,000	2,999,136
Natixis US Finance Co. LLC,
0.050%, due 01/02/14[2]	15,000,000	14,999,979
Northern Pines Funding LLC,
0.200%, due 02/26/14[2,3]	9,000,000	8,997,200
Old Line Funding LLC,
0.203%, due 03/17/14[2]	4,000,000	3,998,333
0.240%, due 01/22/14[2,3]	5,000,000	4,999,300
0.240%, due 03/14/14[2,3]	6,000,000	5,997,120
PNC Bank N.A.,
0.270%, due 04/16/14	5,000,000	5,000,000
State Street Corp.,
0.160%, due 01/06/14[2]	5,000,000	4,999,889
Sumitomo Mitsui Banking Corp.,
0.200%, due 02/21/14[2,3]	4,000,000	3,998,867
0.210%, due 02/04/14[2,3]	7,000,000	6,998,612
Svenska Handelsbanken, Inc.,
0.240%, due 02/14/14[2,3]	8,000,000	7,997,653
Thunder Bay Funding LLC,
0.240%, due 01/21/14[2,3]	8,000,000	7,998,933
Toyota Motor Credit Corp.,
0.170%, due 01/14/14[1]	6,000,000	5,999,632
0.200%, due 04/16/14[1,2]	7,000,000	6,995,917
0.204%, due 02/18/14[1]	5,000,000	5,000,000
Versailles Commercial Paper LLC,
0.228%, due 05/07/14[1,3]	5,000,000	5,000,000
Victory Receivables Corp.,
0.160%, due 01/13/14[2,3]	5,000,000	4,999,733
Westpac Securities NZ Ltd.,
0.329%, due 01/02/14[1,3]	2,500,000	2,500,000
Working Capital Management Co.,
0.170%, due 01/06/14[2,3]	6,500,000	6,499,847
0.190%, due 01/10/14[2,3]	8,000,000	7,999,620
Total commercial paper
(cost $254,695,383)		254,695,383

UBS Cash Management Prime Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount	Value
Short-term investments—(Concluded)
Short-term corporate obligations: 3.70%
Bank of America Securities LLC,
0.160%, due 02/13/14	$10,000,000	$10,000,000
Barclays Bank PLC,
0.330%, due 02/04/14[3,4]	5,000,000	5,000,000
Royal Bank of Canada,
0.293%, due 01/07/15[1,3]	5,000,000	5,000,000
Wells Fargo Bank N.A.,
0.346%, due 01/22/15[1]	5,000,000	5,000,000
Total short-term corporate obligations
(cost $25,000,000)		25,000,000

US government and agency obligations: 14.55%
Federal Home Loan Banks,
0.060%, due 01/23/14[2]	20,000,000	19,999,267
0.060%, due 01/29/14[2]	15,000,000	14,999,300
0.060%, due 01/31/14[2]	10,000,000	9,999,500
0.080%, due 03/07/14[2]	5,000,000	4,999,278
Federal Home Loan Mortgage Corp.,[5]
0.100%, due 05/14/14[2]	10,000,000	9,996,306
1.375%, due 02/25/14	5,000,000	5,009,216
Federal National Mortgage
Association,[5]
0.050%, due 01/21/14[2]	6,100,000	6,099,831
0.060%, due 01/22/14[2]	7,100,000	7,099,751
US Treasury Notes,
1.000%, due 01/15/14	15,000,000	15,005,384
2.625%, due 07/31/14	5,000,000	5,071,627
Total US government and agency obligations
(cost $98,279,460)		98,279,460

Non-US government obligation: 0.74%
Export Development Canada,
0.140%, due 01/06/15[1,3]
(cost $5,000,000)	5,000,000	5,000,000

Repurchase agreements: 33.64%
Repurchase agreement dated
11/06/13 with Merrill Lynch,
Pierce, Fenner & Smith,
Inc., 0.530% due 02/04/14
collateralized by $35,066,978
with various Corporate Issues,
0.396% to 6.000%, due
12/20/14 to 07/25/47;
(value - $10,703,080);
proceeds: $10,013,250[1,4]	10,000,000	10,000,000
Repurchase agreement dated
12/31/13 with Barclays
Capital, Inc., 0.010% due
01/02/14 collateralized by
$166,288,100 US Treasury
Notes, 0.625% to 2.000%,
due 08/31/17 to 11/30/20;
(value - $163,200,056);
proceeds: $160,000,089	160,000,000	160,000,000
Repurchase agreement dated
12/31/13 with Deutsche
Bank, 0.020% due 01/02/14
collateralized by $50,198,000
various US Government Agencies,
0.000% to 5.355%, due
11/20/14 to 05/15/30;
(value - $35,904,338);
proceeds: $35,200,039	35,200,000	35,200,000
Repurchase agreement dated
12/31/13 with Goldman
Sachs, 0.005% due 01/02/14
collateralized by $49,612,132
US Treasury Notes,
0.000% due 08/15/2021
to 02/15/2039; (value -
$22,440,001);
proceeds: $22,000,006	22,000,000	22,000,000
Total repurchase agreements
(cost $227,200,000)		227,200,000
Total short-term investments
(cost $675,174,843)		675,174,843
Total investments: 99.98%
(cost $675,174,843)[6]		675,174,843

Cash and other assets,
less liabilities: 0.02%		123,250
Net assets: 100.00%		$675,298,093

UBS Cash Management Prime Relationship Fund
Portfolio of investments

December 31, 2013

Notes to portfolio of investments
For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 83. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Certificates of deposit	$—	$65,000,000	$—	$65,000,000
Commercial paper	—	254,695,383	—	254,695,383
Short-term corporate obligations	—	25,000,000	—	25,000,000
US government and agency obligations	—	98,279,460	—	98,279,460
Non-US government obligation	—	5,000,000	—	5,000,000
Repurchase agreements	—	227,200,000	—	227,200,000
Total	$—	$675,174,843	$—	$675,174,843

At December 31, 2013, there were no transfers between Level 1 and Level 2.

Portfolio footnotes
[1] Variable or floating rate security — The interest rate shown is the current rate as of December 31, 2013, and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
[2] Rate shown is the discount rate at date of purchase.
[3] Security exempt from registration pursuant to Section 4(2) under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $188,707,136 or 27.94% of net assets.
[4] Illiquid investment. At December 31, 2013, the value of these investments amounted to $15,000,000 or 2.22% of net assets.
5 On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[6] Aggregate cost for federal income tax purposes, which was approximately the same for book purposes.

See accompanying notes to financial statements.	77

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2013, UBS U.S. Treasury Inflation Protected Securities Relationship Fund (the “Fund”) declined 8.58%. For comparison purposes, the Barclays US Treasury Inflation-Protected Securities Index (the “Index”) declined 8.61% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

Treasury Inflation Protected Securities (“TIPS”) performed poorly during the reporting period, as interest rates moved sharply higher and inflation was generally well contained.

The Fund used certain interest rate derivative instruments to adjust its duration and yield curve positioning during the reporting period. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilized to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. That said, duration positioning, overall, contributed to performance during the reporting period.

Portfolio performance summary1
What worked

  Tactically adjusting the Fund’s allocation to TIPS and conventional Treasuries was positive for performance during the 12-month reporting period. We tactically adjusted the Fund’s allocations, adding to nominal US Treasuries when we viewed TIPS as expensive. In aggregate, this was beneficial for results.

  The Fund’s short duration position provided mixed results during the reporting period, but was generally additive as interest rates moved higher.
–	We have held the view that US interest rate markets had largely discounted much of the potentially negative economic and policy news and that, at the margin, because of narrowing risks in global markets, demand for safe haven assets would subside.

–	The Fund’s duration was tactically adjusted throughout the reporting period, with a bias to being short duration versus the Index.

What didn’t work

  Security selection detracted from Fund performance during the reporting period. Overall, issue selection in nominal US Treasuries detracted from performance.

  Yield curve positioning was a drag on results. The Fund’s duration was neutral or tactically shorter than that of the Index, when we believed that US yields would move higher. We implemented our shorter duration bias by being underweight the longer-term portion of the yield curve and overweight the belly (intermediate maturities) of the yield curve. This yield curve positioning detracted from the Fund’s performance as the yield curve flattened.

1 For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2013. The views and opinions in the letter were current as of February 14, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund

Average annual total returns for periods ended December 31, 2013 (unaudited)

	1 year	5 years	Inception[1]
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	(8.58)%	6.04%	6.08%
Barclays US Treasury Inflation-Protected Securities Index[2]	(8.61)	5.63	5.18

[1] Inception date of UBS U.S. Treasury Inflation Protected Securities Relationship Fund is July 27, 2007.
[2] The Barclays US Treasury Inflation-Protected Securities Index is a market value-weighted index that tracks inflation-protected securities issued by the US Treasury. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from July 27, 2007, which is the Fund inception date, through December 31, 2013 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2013
Bonds
US government obligations	99.49%
Total bonds	99.49%

Short-term investment	1.47
Total investments	100.96%

Liabilities, in excess of cash and other assets	(0.96)
Net assets	100.00%

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund
Portfolio of investments

December 31, 2013

	Face amount	Value
Bonds: 99.49%
US government obligations: 99.49%
US Treasury Inflation Indexed Bonds (TIPS),
0.625%, due 02/15/43	$80,000	$62,485
1.750%, due 01/15/28	50,000	59,677
2.000%, due 01/15/26	200,000	260,526
2.125%, due 02/15/41	260,000	311,550
2.375%, due 01/15/25	200,000	284,832
2.500%, due 01/15/29	225,000	287,620
3.375%, due 04/15/32	100,000	175,046
US Treasury Inflation Indexed Notes (TIPS),
0.125%, due 04/15/17	175,000	184,947
0.125%, due 04/15/18	850,000	875,880
0.125%, due 01/15/22	175,000	173,550
0.125%, due 07/15/22	375,000	364,806
0.125%, due 01/15/23	600,000	573,358
0.500%, due 04/15/15	225,000	247,801
0.625%, due 07/15/21	200,000	210,367
1.125%, due 01/15/21	245,000	274,914
1.375%, due 01/15/20	225,000	260,940
1.625%, due 01/15/15	150,000	188,999
1.875%, due 07/15/19	125,000	151,925
2.375%, due 01/15/17	250,000	318,611
2.500%, due 07/15/16	375,000	475,816
Total US government obligations
(cost $6,063,183)		5,743,650
Total bonds
(cost $6,063,183)		5,743,650

	Shares
Short-term investment: 1.47%
Investment company: 1.47%
UBS Cash Management Prime
Relationship Fund[1]
(cost $84,835)	84,835	84,835
Total investments: 100.96%
(cost $6,148,018)		5,828,485

Liabilities, in excess of
cash and other assets: (0.96%)		(55,223)
Net assets: 100.00%		$5,773,262

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was approximately $5,848,872; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$321,800
Gross unrealized depreciation	(342,187)
Net unrealized depreciation of investments	$(20,387)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 83. Portfolio footnotes begin on page 82.

UBS U.S. Treasury Inflation Protected Securities
Relationship Fund
Portfolio of investments

December 31, 2013

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation
US Treasury futures sell contracts:
10 Year US Treasury Notes, 3 contracts (USD)	March 2014	$(369,435)	$(369,141)	$294

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$5,743,650	$–	$5,743,650
Short-term investment	—	84,835	–	84,835
Futures contracts, net	294	—	–	294
Total	$294	$5,828,485	$–	$5,828,779

At December 31, 2013, there were no transfers between Level 1 and Level 2.

1 The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/12	Purchases during the year ended 12/31/13	Sales during the year ended 12/31/13	Value 12/31/13	Net income earned from affiliate for the year ended 12/31/13
UBS Cash Management Prime Relationship Fund	$460,714	$3,287,337	$3,663,216	$84,835	$260

82	See accompanying notes to financial statements.

UBS Relationship Funds

Portfolio acronyms
ADR	American depositary receipt
CD KSDA	Korean Securities Dealer Association 91-day Certificate of Deposit Rate
ETF	Exchange Traded Fund
GDP	Gross domestic product
GDR	Global depositary receipt
GE	General Electric
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
NVDR	Non-voting depository receipt
OJSC	Open Joint Stock Company
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.
TWCPBA	Taiwan Secondary Market Bills Rate

Counterparty abbreviations
BB	Barclays Bank PLC	DB	Deutsche Bank AG	MLI	Merrill Lynch International
CIBC	Canadian Imperial Bank of Commerce	GSI	Goldman Sachs International	MSCI	Morgan Stanley & Co. International PLC
CITI	Citibank NA	JPMCB	JPMorgan Chase Bank
CSI	Credit Suisse International

Currency abbreviations
AUD	Australian Dollar	ILS	Israel New Shekel	SEK	Swedish Krona
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	THB	Thai Baht
CHF	Swiss Franc	KRW	Korean Won	TRY	Turkish Lira
CLP	Chilean Peso	MXN	Mexican Peso	TWD	Taiwan Dollar
CNY	Chinese Yuan	NGN	Nigerian Naira	UAH	Ukrainian Hryvnia
DKK	Danish Krone	NOK	Norwegian Krone	USD	United States Dollar
EUR	Euro	NZD	New Zealand Dollar	ZAR	South African Rand
GBP	Great Britain Pound	PHP	Philippine Peso
HKD	Hong Kong Dollar	PLN	Polish Zloty
IDR	Indonesian Rupiah	RUB	Russian Ruble

See accompanying notes to financial statements.	83

UBS Relationship Funds

December 31, 2013 (unaudited)

Explanation of expense disclosure
As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 to December 31, 2013.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period July 1, 2013 to December 31, 2013.

UBS Relationship Funds

December 31, 2013 (unaudited)

	Beginning account value July 1, 2013	Ending account value December 31, 2013	Expenses paid during period* 07/01/13 - 12/31/13	Expense ratio during period
UBS Global Securities Relationship Fund
Actual	$1,000.00	$1,091.80	$0.79	0.1494%
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.45	0.76	0.1494
UBS Emerging Markets Equity Relationship Fund
Actual	1,000.00	1,027.00	1.46	0.2849
Hypothetical
(5% annual return before expenses)	1,000.00	1,023.77	1.45	0.2849
UBS International Equity Relationship Fund
Actual	1,000.00	1,148.10	1.35	0.2500
Hypothetical
(5% annual return before expenses)	1,000.00	1,023.95	1.28	0.2500
UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,154.30	4.02	0.7405
Hypothetical
(5% annual return before expenses)	1,000.00	1,021.47	3.77	0.7405
UBS Global Corporate Bond Relationship Fund
Actual	1,000.00	1,023.20	1.03	0.2029
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.18	1.04	0.2029
UBS High Yield Relationship Fund
Actual	1,000.00	1,058.00	0.62	0.1189
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.61	0.61	0.1189
UBS Opportunistic Emerging Markets Debt Relationship Fund
Actual	1,000.00	1,008.80	2.53	0.5000
Hypothetical
(5% annual return before expenses)	1,000.00	1,022.68	2.55	0.5000
UBS Cash Management Prime Relationship Fund
Actual	1,000.00	1,000.50	0.29	0.0567
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.92	0.29	0.0567
UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Actual	1,000.00	984.60	0.50	0.1000
Hypothetical
(5% annual return before expenses)	1,000.00	1,024.70	0.51	0.1000

* Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

UBS Relationship Funds
Financial statements

Statement of assets and liabilities
December 31, 2013

UBS Global Securities Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$126,356,152
Affiliated issuers	88,144,510
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	7,712,472
Foreign currency, at cost	304,833
$222,517,967

Investments, at value:
Unaffiliated issuers	$145,211,408
Affiliated issuers	90,320,838
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	7,712,472
Foreign currency, at value	305,767
Cash	—
Receivables:
Investment securities sold	625,585
Interest	206,321
Fund shares sold	—
Foreign tax reclaims	77,795
Due from advisor	—
Dividends	145,156
Variation margin on futures contracts	1,128,245
Due from broker	6,757,708
Cash collateral for futures contracts	4,362,744
Cash collateral for securities sold short	—
Unrealized appreciation on forward foreign currency contracts	475,476
Other assets	25,638
Total assets	257,355,153

Liabilities:
Payables:
Cash collateral from securities loaned	7,712,472
Investment securities purchased	552,046
Custody and fund accounting fees	21,043
Fund administration fee	15,000
Trustees’ fees	12,155
Dividends payable and security loan fees for securities sold short	—
Due to custodian	2,486
Accrued expenses	95,550
Accrued foreign capital gains taxes	24,993
Securities sold short, at value[2]	—
Unrealized depreciation on forward foreign currency contracts	1,183,404
Total liabilities	9,619,149
Net assets	$247,736,004
Shares outstanding	5,838,658
Net asset value, offering and redemption proceeds per share[3]	$42.4303

1 The market value of securities loaned by UBS Global Securities Relationship Fund as of December 31, 2013 was $8,578,397.
2 Proceeds from securities sold short by UBS U.S. Equity Alpha Relationship Fund were $35,692,676.
3 Maximum offering price for UBS Emerging Markets Equity Relationship Fund is $35.7788 (net asset value, plus 0.75% of offering price.) Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $35.2461 (net asset value, less 0.75% of net asset value).

UBS Relationship Funds
Financial statements

UBS Emerging Markets Equity Relationship Fund	UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund

$274,178,317	$42,885,710	$160,074,131
4,105,084	114,327	945,826
—	—	—
2,691,807	283,385	—
$280,975,208	$43,283,422	$161,019,957

$271,123,364	$52,645,407	$208,372,295
4,105,084	114,327	945,826
—	—	—
2,683,657	285,922	—
—	—	41,576

—	469,188	—
—	—	—
2,482	—	—
—	40,188	—
—	11,825	10,333
153,438	38,506	256,040
—	—	—
—	—	—
—	—	—
—	—	1,543,840
—	157,543	—
25,805	4,527	12,116
278,093,830	53,767,433	211,182,026

—	—	—
—	347,750	—
85,140	9,908	11,153
15,000	15,000	15,000
12,970	5,980	8,864
—	—	72,357
—	—	—
82,839	59,490	56,485
—	—	—
—	—	50,040,257
—	176,206	—
195,949	614,334	50,204,116
$277,897,881	$53,153,099	$160,977,910
7,825,364	2,391,853	9,365,156
$35.5125	$22.2226	$17.1890

See accompanying notes to financial statements.	87

UBS Relationship Funds
Financial statements

Statement of assets and liabilities (continued)
December 31, 2013

UBS Global Corporate Bond Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$28,606,850
Affiliated issuers	1,323,965
Repurchase agreements, at cost	—
Foreign currency, at cost	1,056,889
$30,987,704

Investments, at value:
Unaffiliated issuers	$29,349,960
Affiliated issuers	1,323,965
Repurchase agreements, at value	—
Foreign currency, at value	1,064,365
Cash	—
Receivables:
Investment securities sold	—
Interest	474,069
Foreign tax reclaims	266
Due from advisor	19,732
Dividends	72
Variation margin on futures contracts	4,657
Due from broker	15,289
Cash collateral for futures contracts	26,259
Outstanding swap agreements, at value[1]	—
Unrealized appreciation on forward foreign currency contracts	3,402
Other assets	2,629
Total assets	32,284,665

Liabilities:
Payables:
Investment securities purchased	—
Custody and fund accounting fees	10,427
Fund administration fee	15,000
Trustees’ fees	5,448
Dividends payable to shareholders	—
Due to broker	—
Due to custodian	—
Accrued expenses	57,920
Accrued foreign capital gains taxes	—
Options written, at value[2]	—
Outstanding swap agreements, at value[1]	3,514
Unrealized depreciation on forward foreign currency contracts	201,545
Total liabilities	293,854
Net assets	$31,990,811
Shares outstanding	2,567,928
Net asset value per share	$12.4578

1 Net upfront payments received by UBS Global Corporate Bond Relationship Fund were $3,104.
2 Premiums received by UBS Opportunistic Emerging Markets Debt Relationship Fund were $27,236.

UBS Relationship Funds
Financial statements

UBS High Yield Relationship Fund	UBS Opportunistic Emerging Markets Debt Relationship Fund	UBS Cash Management Prime Relationship Fund	UBS U.S. Treasury Inflation Protected Securities Relationship Fund

$400,290,788	$24,958,075	$447,974,843	$6,063,183
28,623,235	1,188,874	—	84,835
—	—	227,200,000	—
—	63,502	—	—
$428,914,023	$26,210,451	$675,174,843	$6,148,018

$406,947,600	$22,867,734	$447,974,843	$5,743,650
28,623,235	1,188,874	—	84,835
—	—	227,200,000	—
—	63,724	—	—
—	—	6,059	1,445

527,363	—	—	692,860
7,616,449	433,819	204,717	26,785
—	—	—	—
—	10,911	—	17,720
4,818	157	—	10
—	135,295	—	294
—	—	—	—
—	106,046	—	4,425
185,220	163,526	—	—
—	106,351	—	—
37,228	1,986	59,219	474
443,941,913	25,078,423	675,444,838	6,572,498

—	—	—	721,595
27,974	11,442	13,552	6,987
15,000	15,000	15,000	15,000
18,375	5,156	25,239	4,734
—	—	56,262	—
—	121,312	—	3,381
378	20,000	—	—
57,766	62,029	36,692	47,539
—	29,090	—	—
—	859	—	—
966	61,876	—	—
—	96,395	—	—
120,459	423,159	146,745	799,236
$443,821,454	$24,655,264	$675,298,093	$5,773,262
13,343,450	1,287,331	675,219,323	395,058
$33.2614	$19.1522	$1.00	$14.6137

See accompanying notes to financial statements.	89

UBS Relationship Funds
Financial statements

Statement of operations
For the year ended December 31, 2013

UBS Global Securities Relationship Fund
Investment income:
Dividends	$3,845,576
Interest and other	553,582
Affiliated income	72,349
Securities lending[1]	258,667
Foreign tax withheld	(464,135)
Total income	4,266,039
Expenses:
Administration	90,000
Custodian and fund accounting	136,766
Professional services	121,352
Shareholder reports	5,578
Trustees	52,443
Insurance	25,398
Transfer agency and related service fees	19,377
Dividend expense and security loan fees for securities sold short	—
Other	22,104
Total operating expenses	473,018
Expenses reimbursed by advisor	—
Net expenses	473,018
Net investment income	3,793,021
Net realized gain (loss) on:
Investments in unaffiliated issuers[2]	27,344,422
Investments in affiliated issuers	8,427,367
Futures contracts	6,622,097
Options written	(1,015,873)
Securities sold short	—
Forward foreign currency contracts	(2,456,889)
Foreign currency transactions	(310,450)
Net realized gain (loss)	38,610,674
Change in net unrealized appreciation/depreciation on:
Investments	(6,500,091)
Futures contracts	(103,790)
Securities sold short	—
Forward foreign currency contracts	402,621
Translation of other assets and liabilities denominated in foreign currency	(21,318)
Change in net unrealized appreciation/depreciation	(6,222,578)
Net realized and unrealized gain (loss)	32,388,096
Net increase (decrease) in net assets resulting from operations	$36,181,117

1 Includes affiliated income from UBS Private Money Market Fund LLC for UBS Global Securities Relationship Fund of $1,712.
2 Net of $24,993 foreign capital gains taxes for UBS Global Securities Relationship Fund.

UBS Relationship Funds
Financial statements

UBS Emerging Markets Equity Relationship Fund	UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund

$8,329,804	$1,620,952	$3,109,357
230	—	—
3,629	388	2,542
—	—	—
(643,398)	(212,437)	—
7,690,265	1,408,903	3,111,899

90,000	90,000	90,000
542,236	59,210	70,052
139,822	85,645	81,400
5,952	5,578	5,578
52,863	22,819	32,848
28,625	4,094	9,505
17,539	15,411	15,950
—	—	971,211
21,284	15,116	8,819
898,321	297,873	1,285,363
—	(162,566)	(144,308)
898,321	135,307	1,141,055
6,791,944	1,273,596	1,970,844

(13,370,159)	2,711,997	23,333,540
—	—	—
—	—	—
—	—	—
—	—	(6,471,352)
37,640	78,097	—
(698,591)	30,534	—
(14,031,110)	2,820,628	16,862,188

(25,067,801)	5,440,333	33,216,481
—	—	—
—	—	(9,742,253)
—	(1,350)	—
(17,374)	1,714	—
(25,085,175)	5,440,697	23,474,228
(39,116,285)	8,261,325	40,336,416
$(32,324,341)	$9,534,921	$42,307,260

See accompanying notes to financial statements.	91

UBS Relationship Funds
Financial statements

Statement of operations (continued)
For the year ended December 31, 2013

UBS Global Corporate Bond Relationship Fund
Investment income:
Interest and other	$2,482,148
Affiliated income	2,804
Foreign tax withheld	—
Total income	2,484,952
Expenses:
Administration	90,000
Custodian and fund accounting	62,019
Professional services	84,398
Shareholder reports	5,578
Trustees	25,265
Insurance	10,053
Transfer agency and related service fees	15,227
Other	5,658
Total operating expenses	298,198
Expenses reimbursed by advisor	(147,916)
Net expenses	150,282
Net investment income (loss)	2,334,670
Net realized gain (loss) on:
Investments in unaffiliated issuers[1]	(330,137)
Futures contracts	193,191
Options written	—
Swap agreements	(91,972)
Forward foreign currency contracts	293,165
Foreign currency transactions	(414,194)
Net realized gain (loss)	(349,947)
Change in net unrealized appreciation/depreciation on:
Investments	(6,102,331)
Futures contracts	(73,772)
Options written	—
Swap agreements	61,737
Forward foreign currency contracts	450,000
Translation of other assets and liabilities denominated in foreign currency	14,002
Change in net unrealized appreciation/depreciation	(5,650,364)
Net realized and unrealized gain (loss)	(6,000,311)
Net increase (decrease) in net assets resulting from operations	$(3,665,641)

[1]	Net of $29,090 foreign capital gains taxes for UBS Opportunistic Emerging Markets Debt Fund.

UBS Relationship Funds
Financial statements

UBS High Yield Relationship Fund	UBS Opportunistic Emerging Markets Debt Relationship Fund	UBS Cash Management Prime Relationship Fund	UBS U.S. Treasury Inflation Protected Securities Relationship Fund

$17,126,405	$1,971,544	$1,252,955	$7,184
49,630	3,233	—	260
(7,345)	(14,447)	—	—
17,168,690	1,960,330	1,252,955	7,444

90,000	90,000	90,000	90,000
104,006	74,461	101,455	40,908
84,451	88,771	67,031	71,480
5,579	5,578	5,578	5,578
51,368	20,071	97,264	17,613
16,803	2,142	48,197	3,375
17,311	15,404	—	15,170
9,187	7,713	10,369	7,464
378,705	304,140	419,894	251,588
—	(162,542)	(43,524)	(242,390)
378,705	141,598	376,370	9,198
16,789,985	1,818,732	876,585	(1,754)

3,563,308	(358,356)	506	3,050,384
—	(13,044)	—	49,132
—	(16,333)	—	—
1,389,520	(186,244)	—	3,000
—	(152,995)	—	—
—	(25,202)	—	—
4,952,828	(752,174)	506	3,102,516

(560,449)	(3,105,423)	—	(4,035,610)
—	137,989	—	(14,243)
—	26,377	—	—
(519,763)	64,206	—	965
—	143,320	—	—
—	(4,038)	—	—
(1,080,212)	(2,737,569)	—	(4,048,888)
3,872,616	(3,489,743)	506	(946,372)
$20,662,601	$(1,671,011)	$877,091	$(948,126)

See accompanying notes to financial statements.	93

UBS Relationship Funds
Financial statements

Statement of changes in net assets

	UBS Global Securities Relationship Fund		UBS Emerging Markets Equity Relationship Fund
	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012
Operations:
Net investment income	$3,793,021	$7,850,431	$6,791,944	$7,541,349
Net realized gain (loss)	38,610,674	59,760,750	(14,031,110)	3,416,580
Change in net unrealized appreciation/depreciation	(6,222,578)	6,227,634	(25,085,175)	37,636,161
Net increase (decrease) in net assets from operations	36,181,117	73,838,815	(32,324,341)	48,594,090
Beneficial interest transactions:
Proceeds from shares sold	923,227	97,999,157	14,888,438	218,080,258
Transaction charges	—	—	569,463	2,659,596
Cost of shares redeemed	(122,261,432)	(645,034,429)	(61,040,016)	(136,532,514)
Net increase (decrease) in net assets resulting
from beneficial interest transactions	(121,338,205)	(547,035,272)	(45,582,115)	84,207,340
Increase (decrease) in net assets	(85,157,088)	(473,196,457)	(77,906,456)	132,801,430
Net assets, beginning of year	332,893,092	806,089,549	355,804,337	223,002,907
Net assets, end of year	$247,736,004	$332,893,092	$277,897,881	$355,804,337
Shares sold	23,647	2,883,147	399,635	6,158,405
Shares redeemed	(2,969,202)	(18,500,430)	(1,694,594)	(3,761,108)
Net increase (decrease) in shares outstanding	(2,945,555)	(15,617,283)	(1,294,959)	2,397,297

	UBS Global Corporate Bond Relationship Fund		UBS High Yield Relationship Fund
	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012
Operations:
Net investment income	$2,334,670	$5,871,432	$16,789,985	$17,344,503
Net realized gain (loss)	(349,947)	6,166,375	4,952,828	5,146,006
Change in net unrealized appreciation/depreciation	(5,650,364)	5,224,821	(1,080,212)	11,354,163
Net increase (decrease) in net assets from operations	(3,665,641)	17,262,628	20,662,601	33,844,672
Distributions to shareholders
Net investment income	—	—	—	—
Beneficial interest transactions:
Proceeds from shares sold	16,710,101	15,500,000	310,146,100	125,690,000
Shares issued on reinvestment of dividends and distributions	—	—	—	—
Cost of shares redeemed	(106,779,864)	(100,690,000)	(106,728,018)	(202,995,677)
Net increase (decrease) in net assets resulting
from beneficial interest transactions	(90,069,763)	(85,190,000)	203,418,082	(77,305,677)
Increase (decrease) in net assets	(93,735,404)	(67,927,372)	224,080,683	(43,461,005)
Net assets, beginning of year	125,726,215	193,653,587	219,740,771	263,201,776
Net assets, end of year	$31,990,811	$125,726,215	$443,821,454	$219,740,771
Shares sold	1,372,553	1,317,366	9,571,174	4,194,546
Shares issued on distributions reinvested	—	—	—	—
Shares redeemed	(8,831,167)	(8,535,964)	(3,282,028)	(6,830,876)
Net increase (decrease) in shares outstanding	(7,458,614)	(7,218,598)	6,289,146	(2,636,330)

UBS Relationship Funds
Financial statements

UBS International Equity Relationship Fund		UBS U.S. Equity Alpha Relationship Fund
Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012

$1,273,596	$1,377,748	$1,970,844	$1,517,782
2,820,628	1,007,941	16,862,188	11,213,827
5,440,697	5,897,743	23,474,228	10,076,722
9,534,921	8,283,432	42,307,260	22,808,331

100	2,000,000	100	—
—	—	—	—
(7,901,640)	(750,000)	(600,000)	(79,514,354)

(7,901,540)	1,250,000	(599,900)	(79,514,354)
1,633,381	9,533,432	41,707,360	(56,706,023)
51,519,718	41,986,286	119,270,550	175,976,573
$53,153,099	$51,519,718	$160,977,910	$119,270,550
5	114,634	6	—
(371,033)	(43,352)	(39,384)	(6,427,415)
(371,028)	71,282	(39,378)	(6,427,415)

UBS Opportunistic Emerging Markets Debt Relationship Fund		UBS Cash Management Prime Relationship Fund
Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012

$1,818,732	$1,421,482	$876,585	$1,349,188
(752,174)	527,363	506	86
(2,737,569)	522,114	—	—
(1,671,011)	2,470,959	877,091	1,349,274

—	—	(876,585)	(1,349,188)

7,500,100	12,500,000	2,909,579,410	5,034,454,094
—	—	11,824	35,376
(8,272,991)	(3,750,000)	(2,866,815,944)	(4,962,149,712)

(772,891)	8,750,000	42,775,290	72,339,758
(2,443,902)	11,220,959	42,775,796	72,339,844
27,099,166	15,878,207	632,522,297	560,182,453
$24,655,264	$27,099,166	$675,298,093	$632,522,297
373,269	643,362	2,909,579,410	5,034,454,094
—	—	11,824	35,376
(431,844)	(201,405)	(2,866,815,944)	(4,962,149,712)
(58,575)	441,957	42,775,290	72,339,758

See accompanying notes to financial statements.	95

UBS Relationship Funds
Financial statements

Statement of changes in net assets (continued)

	UBS U.S. Treasury Inflation Protected Securities Relationship Fund
	Year ended December 31, 2013	Year ended December 31, 2012
Operations:
Net investment income (loss)	$(1,754)	$1,832,483
Net realized gain	3,102,516	9,732,929
Change in net unrealized appreciation/depreciation	(4,048,888)	(3,584,586)
Net increase (decrease) in net assets from operations	(948,126)	7,980,826
Beneficial interest transactions:
Proceeds from shares sold	100	8,450,000
Cost of shares redeemed	(38,286,295)	(69,650,000)
Net decrease in net assets resulting
from beneficial interest transactions	(38,286,195)	(61,200,000)
Decrease in net assets	(39,234,321)	(53,219,174)
Net assets, beginning of year	45,007,583	98,226,757
Net assets, end of year	$5,773,262	$45,007,583
Shares sold	7	569,089
Shares redeemed	(2,420,456)	(4,383,224)
Net decrease in shares outstanding	(2,420,449)	(3,814,135)

96	See accompanying notes to financial statements.

UBS Relationship Funds
Financial statements

Statement of cash flows
For the year ended December 31, 2013

UBS U.S. Equity Alpha Relationship Fund
Cash provided by operating activities:
Net increase in net assets from operations	$42,307,260
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(100,648,479)
Proceeds from disposition of investment securities	103,681,329
Covers of securities sold short	(30,685,325)
Proceeds from securities sold short	24,809,111
Proceeds from short-term investments, net	2,544,340
Net realized (gain)/loss on investments	(23,333,540)
Net realized (gain)/loss on securities sold short	6,471,352
Change in net unrealized appreciation/depreciation on investments	(33,216,481)
Change in net unrealized appreciation/depreciation on securities sold short	9,742,253
Decrease in due from advisor	2,344
Decrease in dividends and interest receivable	22,123
Increase in cash collateral for securities sold short	(1,154,098)
Increase in other assets	(5,317)
Increase in dividends payable and security loan fees for securities sold short	19,668
Increase in accrued expenses and other liabilities	10,220
Net cash provided by operating activities	566,760
Cash used in financing activities:
Proceeds from shares issued	100
Payment on shares redeemed	(600,000)
Net cash used in financing activities	(599,900)
Net decrease in cash	(33,140)
Cash:
Beginning of year	74,716
End of year	$41,576

See accompanying notes to financial statements.

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS Global Securities Relationship Fund	2013	2012	2011	2010	2009
Net asset value, beginning of year	$37.8967	$33.0344	$35.1715	$31.3448	$23.1428
Income (loss) from investment operations:
Net investment income[1]	0.4636	0.4545	0.4194	0.3758	0.3844
Net realized and unrealized gain (loss)	4.0700	4.4078	(2.5565)	3.4509	7.8176
Total income (loss) from investment operations	4.5336	4.8623	(2.1371)	3.8267	8.2020
Net asset value, end of year	$42.4303	$37.8967	$33.0344	$35.1715	$31.3448
Total investment return[2]	11.96%	14.72%	(6.07)%	12.21%	35.44%
Ratios to average net assets:
Expenses	0.1443%	0.1054%	0.0719%	0.0641%	0.0598%
Net investment income	1.16%	1.28%	1.20%	1.18%	1.49%
Supplemental data:
Net assets, end of year (000’s)	$247,736	$332,893	$806,090	$1,561,794	$1,805,871
Portfolio turnover rate	50%	101%	99%	78%	127%

	Year ended December 31,
UBS Emerging Markets Equity Relationship Fund	2013	2012	2011	2010	2009
Net asset value, beginning of year	$39.0123	$33.1700	$39.8975	$33.6580	$18.2927
Income (loss) from investment operations:
Net investment income[1]	0.7649	0.8392	0.8706	0.5415	0.5743
Net realized and unrealized gain (loss)	(4.3288)	4.7031	(7.8686)	5.5917	14.6760
Total income (loss) from investment operations	(3.5639)	5.5423	(6.9980)	6.1332	15.2503
Transaction charges	0.0641	0.3000	0.2705	0.1063	0.1150
Net asset value, end of year	$35.5125	$39.0123	$33.1700	$39.8975	$33.6580
Total investment return[2]	(8.97)%	17.61%	(16.87)%	18.55%	83.98%
Ratios to average net assets:
Expenses	0.2762%	0.2590%	0.3053%	0.2840%	0.2536%
Net investment income	2.09%	2.29%	2.29%	1.57%	2.30%
Supplemental data:					–
Net assets, end of year (000’s)	$277,898	$355,804	$223,003	$442,841	$564,526
Portfolio turnover rate	58%	72%	50%	28%	95%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS International Equity Relationship Fund	2013	2012	2011	2010	2009
Net asset value, beginning of year	$18.6471	$15.5990	$18.2909	$16.5673	$11.7174
Income (loss) from investment operations:
Net investment income[1]	0.4788	0.4982	0.4761	0.4665	0.3365
Net realized and unrealized gain (loss)	3.0967	2.5499	(3.1680)	1.2571	4.5134
Total income (loss) from investment operations	3.5755	3.0481	(2.6919)	1.7236	4.8499
Net asset value, end of year	$22.2226	$18.6471	$15.5990	$18.2909	$16.5673
Total investment return[2]	19.18%	19.52%	(14.71)%	10.41%	41.39%
Ratios to average net assets:
Expenses before expense reimbursement	0.5506%	0.6470%	0.5954%	0.5851%	0.6964%
Expenses after expense reimbursement	0.2500%	0.2500%	0.2500%	0.2335%	0.1855%
Net investment income	2.35%	2.92%	2.73%	2.84%	2.53%
Supplemental data:
Net assets, end of year (000’s)	$53,153	$51,520	$41,986	$49,515	$49,981
Portfolio turnover rate	29%	26%	54%	45%	67%

	Year ended December 31,
UBS U.S. Equity Alpha Relationship Fund	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.6822	$11.1153	$11.3140	$10.3440	$7.4831
Income (loss) from investment operations:
Net investment income[1]	0.2100	0.1366	0.1840	0.1530	0.1156
Net realized and unrealized gain (loss)	4.2968	1.4303	(0.3827)	0.8170	2.7453
Total income (loss) from investment operations	4.5068	1.5669	(0.1987)	0.9700	2.8609
Net asset value, end of year	$17.1890	$12.6822	$11.1153	$11.3140	$10.3440
Total investment return[2]	35.54%	14.10%	(1.76)%	9.38%	38.23%
Ratios to average net assets:
Expense before expense reimbursement and after dividend expense and security loan fees for securities sold short	0.9089%	1.4375%	0.6906%	0.7775%	0.9474%
Expenses after expense reimbursement and after dividend expense and security loan fees for securities sold short	0.8068%	1.3360%	0.6708%	0.7722%	0.9474%
Expenses after expense reimbursement and before dividend expense and security loan fees for securities sold short	0.1200%	0.1200%	0.1200%	0.1211%	0.1202%
Net investment income	1.39%	1.13%	1.61%	1.48%	1.36%
Supplemental data:
Net assets, end of year (000’s)	$160,978	$119,271	$175,977	$285,994	$298,117
Portfolio turnover rate	56%	66%	71%	56%	96%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

					Period ended December 31, 2009[3]
	Year ended December 31,
UBS Global Corporate Bond Relationship Fund	2013	2012	2011	2010
Net asset value, beginning of period	$12.5393	$11.2295	$10.8606	$10.1089	$10.0000
Income (loss) from investment operations:
Net investment income[1]	0.3884	0.4382	0.4871	0.4721	0.1007
Net realized and unrealized gain (loss)	(0.4699)	0.8716	(0.1182)	0.2796	0.0082
Total income (loss) from investment operations	(0.0815)	1.3098	0.3689	0.7517	0.1089
Net asset value, end of period	$12.4578	$12.5393	$11.2295	$10.8606	$10.1089
Total investment return[2]	(0.66)%	11.68%	3.40%	7.44%	1.09%
Ratios to average net assets:
Expenses before expense reimbursement	0.3968%	0.2076%	0.1839%	0.1218%	0.2362%[4]
Expenses after expense reimbursement	0.2000%	0.2000%	0.1839%	0.1218%	0.2000%[4]
Net investment income	3.11%	3.69%	4.39%	4.45%	3.93%[4]
Supplemental data:
Net assets, end of period (000’s)	$31,991	$125,726	$193,654	$231,964	$257,428
Portfolio turnover rate	88%	64%	74%	95%	96%

	Year ended December 31,
UBS High Yield Relationship Fund	2013	2012	2011	2010	2009
Net asset value, beginning of year	$31.1499	$27.1604	$26.5188	$23.1844	$16.6270
Income from investment operations:
Net investment income[1]	1.8226	2.0536	2.2699	2.2978	2.1980
Net realized and unrealized gain (loss)	0.2889	1.9359	(1.6283)	1.0366	4.3594
Total income from investment operations	2.1115	3.9895	0.6416	3.3344	6.5574
Net asset value, end of year	$33.2614	$31.1499	$27.1604	$26.5188	$23.1844
Total investment return[2]	6.78%	14.69%	2.42%	14.44%	39.17%
Ratios to average net assets:
Expenses	0.1273%	0.1367%	0.1289%	0.1057%	0.1053%
Net investment income	5.64%	7.04%	8.35%	9.28%	11.57%
Supplemental data:
Net assets, end of year (000’s)	$443,821	$219,741	$263,202	$406,463	$344,046
Portfolio turnover rate	51%	72%	60%	73%	126%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	For the period September 30, 2009 (commencement of operations) to December 31, 2009.
[4]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS Opportunistic Emerging Markets Debt Relationship Fund	2013	2012	2011	2010	2009
Net asset value, beginning of year	$20.1345	$17.5654	$16.6076	$13.8811	$8.6470
Income (loss) from investment operations:
Net investment income[1]	1.2558	1.5013	0.8792	1.1031	1.0605
Net realized and unrealized gain (loss)	(2.2381)	1.0678	0.0786	1.6234	4.1736
Total income (loss) from investment operations	(0.9823)	2.5691	0.9578	2.7265	5.2341
Net asset value, end of year	$19.1522	$20.1345	$17.5654	$16.6076	$13.8811
Total investment return[2]	(4.88)%	14.62%	5.80%	19.61%	60.82%
Ratios to average net assets:
Expenses before expense reimbursement	1.0738%	1.5757%	1.2421%	1.0598%	1.3068%
Expenses after expense reimbursement	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
Net investment income	6.42%	7.92%	5.15%	7.33%	8.68%
Supplemental data:
Net assets, end of year (000’s)	$24,655	$27,099	$15,878	$25,526	$35,543
Portfolio turnover rate	41%	49%	86%	72%	179%

	Year ended December 31,
UBS Cash Management Prime Relationship Fund	2013	2012	2011	2010	2009
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income[1]	0.001	0.002	0.002	0.002	0.005
Distributions from:
Net investment income	(0.001)	(0.002)	(0.002)	(0.002)	(0.005)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.12%	0.17%	0.15%	0.21%	0.57%
Ratios to average net assets:
Expenses before expense reimbursement	0.0588%	0.0533%	0.0594%	0.0645%	0.0763%
Expenses after expense reimbursement	0.0527%	0.0400%	0.0400%	0.0400%	0.0314%
Net investment income	0.12%	0.17%	0.15%	0.21%	0.55%
Supplemental data:
Net assets, end of year (000’s)	$675,298	$632,522	$560,182	$619,798	$681,160

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	2013	2012	2011	2010	2009
Net asset value, beginning of year	$15.9856	$14.8163	$12.9000	$12.0337	$10.9011
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.0030)	0.3002	0.4970	0.3256	0.0902
Net realized and unrealized gain (loss)	(1.3689)	0.8691	1.4193	0.5407	1.0424
Total income (loss) from investment operations	(1.3719)	1.1693	1.9163	0.8663	1.1326
Net asset value, end of year	$14.6137	$15.9856	$14.8163	$12.9000	$12.0337
Total investment return[2]	(8.58)%	7.89%	14.87%	7.18%	10.39%
Ratios to average net assets:
Expenses before expense reimbursement	2.7345%	0.2752%	0.2194%	1.4431%	1.2938%
Expenses after expense reimbursement	0.1000%	0.1000%	0.1000%	0.1000%	0.0755%
Net investment income (loss)	(0.02)%	1.94%	3.61%	2.59%	0.80%
Supplemental data:
Net assets, end of year (000’s)	$5,773	$45,008	$98,227	$65,846	$11,985
Portfolio turnover rate	102%	134%	273%	307%	337%

[1] Calculated using the average shares method.

[2] Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.

UBS Relationship Funds
Notes to financial statements

1. Organization and significant accounting policies
UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act“), as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments. The nine series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS Global Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Cash Management Prime Relationship Fund, and UBS U.S. Treasury Inflation Protected Securities Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each series covered by this report is diversified except for UBS Global Corporate Bond Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund, which are non-diversified. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

UBS Cash Management Prime Relationship Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the US Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. Each Fund, with the exception of UBS Cash Management Prime Relationship Fund and UBS International Equity Relationship Fund, calculates its net asset value per share as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund’s net asset value per share will be calculated as of the time trading was halted. UBS Cash Management Prime Relationship Fund calculates its net asset value per share as of two hours prior to the close of the NYSE, which generally is 2:00 p.m. (Eastern time), on each day the NYSE is open for trading. UBS International Equity Relationship Fund calculates its net asset value per share as of 4:00 p.m. Eastern time on weekdays when the Fund is open for business.

UBS Relationship Funds
Notes to financial statements

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc, (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Funds’ net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Funds’ investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security is valued at “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Funds’ Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS Cash Management Prime Relationship Fund are valued using the amortized cost method of valuation. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

UBS Relationship Funds
Notes to financial statements

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

UBS Relationship Funds
Notes to financial statements

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2013 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2013, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the year ended December 31, 2013, except for forward foreign currency contracts for which average volumes during the year were greater than at year end for UBS International Equity Relationship Fund, UBS Global Corporate Bond Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund. Additionally, for UBS Global Corporate Bond Relationship Fund the average volumes for swap contracts during the year were greater than at year end, and for UBS Opportunistic Emerging Markets Debt Relationship Fund the average volumes for options contracts during the year were greater than at year end.

Disclosure of derivatives by underlying risk for each Fund as of and for the year ended December 31, 2013 is as follows:

Asset derivatives
	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Forward foreign currency contracts[1]	$—	$—	$475,476	$475,476
Futures contracts[2]	60,428	2,133,613	—	2,194,041
Total value	$60,428	$2,133,613	$475,476	$2,669,517

[1] Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

[2] Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

UBS Relationship Funds
Notes to financial statements

Liability derivatives
	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Forward foreign currency contracts[1]	$—	$—	$(1,183,404)	$(1,183,404)
Futures contracts[2]	(191,941)	(878,111)	—	(1,070,052)
Total value	$(191,941)	$(878,111)	$(1,183,404)	$(2,253,456)

[1] Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

[2] Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the year ended December 31, 2013, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(2,456,889)	$(2,456,889)
Futures contracts	(452,776)	7,074,873	—	6,622,097
Options purchased[2]	—	556,979	—	556,979
Options written	—	(1,015,873)	—	(1,015,873)
Total net realized gain (loss)	$(452,776)	$6,615,979	$(2,456,889)	$3,706,314
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$402,621	$402,621
Futures contracts	(131,513)	27,723	—	(103,790)
Total change in net unrealized appreciation/depreciation	$(131,513)	$27,723	$402,621	$298,831

[1] Statement of operations location: Net realized gain (loss) on futures contracts, options written and forward foreign currency contracts.
[2] Realized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers.
[3] Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

Asset derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Forward foreign currency contracts[1]	$—	$—	$3,402	$3,402
Futures contracts[2]	9,419	—	—	9,419
Options purchased[1]	—	550	—	550
Total value	$9,419	$550	$3,402	$13,371

[1] Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value and unrealized appreciation on forward foreign currency contracts.

[2] Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

UBS Relationship Funds
Notes to financial statements

Liability derivatives
	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Forward foreign currency contracts[1]	$—	$—	$(201,545)	$(201,545)
Futures contracts[2]	(4,775)	—	—	(4,775)
Swap agreements[1]	—	(3,514)	—	(3,514)
Total value	$(4,775)	$(3,514)	$(201,545)	$(209,834)

[1] Statement of assets and liabilities location: Outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

[2] Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the year ended December 31, 2013, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$293,165	$293,165
Futures contracts	193,191	—	—	193,191
Options purchased[2]	(13,522)	—	—	(13,522)
Swap agreements	—	(91,972)	—	(91,972)
Total net realized gain (loss)	$179,669	$(91,972)	$293,165	$380,862
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$450,000	$450,000
Futures contracts	(73,772)	—	—	(73,772)
Options purchased[2]	—	(1,118)	—	(1,118)
Swap agreements	—	61,737	—	61,737
Total change in net unrealized appreciation/depreciation	$(73,772)	$60,619	$450,000	$436,847

[1] Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.
[2] Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3] Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives
	Interest rate risk	Foreign exchange risk	Total
UBS Opportunistic Emerging Markets Debt Relationship Fund
Forward foreign currency contracts[1]	$—	$106,351	$106,351
Futures contracts[2]	144,724	—	144,724
Options purchased[1]	—	1,019	1,019
Swap agreements[1,2]	—	163,526	163,526
Total value	$144,724	$270,896	$415,620

[1] Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, outstanding swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

[2] Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

UBS Relationship Funds
Notes to financial statements

Liability derivatives
	Interest rate risk	Foreign exchange risk	Total
UBS Opportunistic Emerging Markets Debt Relationship Fund
Forward foreign currency contracts[1]	$—	$(96,395)	$(96,395)
Futures contracts[2]	(9,429)	—	(9,429)
Options written[1]	—	(859)	(859)
Swap agreements[1]	(61,876)	—	(61,876)
Total value	$(71,305)	$(97,254)	$(168,559)

[1] Statement of assets and liabilities location: Options written, at value, outstanding swap agreements, at value and unrealized depreciation on forward foreign currency contracts.

[2] Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

Activities in derivative instruments during the year ended December 31, 2013, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Opportunistic Emerging Markets Debt Relationship Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(152,995)	$(152,995)
Futures contracts	(13,044)	—	—	(13,044)
Options purchased[2]	—	—	(124,708)	(124,708)
Options written	—	—	(16,333)	(16,333)
Swap agreements	(165,384)	4,541	(25,401)	(186,244)
Total net realized gain (loss)	$(178,428)	$4,541	$(319,437)	$(493,324)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$143,320	$143,320
Futures contracts	137,989	—	—	137,989
Options purchased[2]	—	—	(12,083)	(12,083)
Options written	—	—	26,377	26,377
Swap agreements	(35,779)	—	99,985	64,206
Total change in net unrealized appreciation/depreciation	$102,210	$—	$257,599	$359,809

[1] Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2] Realized and unrealized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers and change in net unrealized appreciation/depreciation on investments.
[3] Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

UBS Relationship Funds
Notes to financial statements

Offsetting of Financial and Derivative Assets and Liabilities
In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Included within the below tables are forward foreign currency contracts, foreign exchange options, non-centrally cleared swap agreements and swaptions, as applicable.

Assets
UBS Global Securities Relationship Fund	Gross amounts presented in the statement of assets & liabilities	Gross amounts not offset in the statement of assets & liabilities
		Financial instruments	Collateral received	Net amount
Counterparty
BB	$29,868	$(29,868)	$—	$—
CIBC	112,397	—	—	112,397
JPMCB	333,211	(333,211)	—	—
Total derivatives subject to a master netting
arrangement or similar agreement	$475,476	$(363,079)	$—	$112,397

Liabilities
Counterparty	Gross amounts presented in the statement of assets & liabilities	Gross amounts not offset in the statement of assets & liabilities
		Financial instruments	Collateral pledged	Net amount
BB	$(152,408)	$29,868	$—	$(122,540)
GSI	(4,871)	—	—	(4,871)
JPMCB	(366,724)	333,211	—	(33,513)
MSCI	(659,401)	—	—	(659,401)
Total derivatives subject to a master netting
arrangement or similar agreement	$(1,183,404)	$363,079	$—	$(820,325)

UBS Relationship Funds
Notes to financial statements

Assets
UBS International Equity Relationship Fund	Gross amounts presented in the statement of assets & liabilities	Gross amounts not offset in the statement of assets & liabilities
		Financial instruments	Collateral received	Net amount
Counterparty - JPMCB	$157,543	$(157,543)	$—	$—

Liabilities
Counterparty	Gross amounts presented in the statement of assets & liabilities	Gross amounts not offset in the statement of assets & liabilities
		Financial instruments	Collateral pledged	Net amount
GSI	$(227)	$—	$—	$(227)
JPMCB	(175,979)	157,543	—	(18,436)
Total derivatives subject to a master netting
arrangement or similar agreement	$(176,206)	$157,543	$—	$(18,663)

Assets
UBS Global Corporate Bond Relationship Fund	Gross amounts presented in the statement of assets & liabilities	Gross amounts not offset in the statement of assets & liabilities
		Financial instruments	Collateral received	Net amount
Counterparty
GSI	$550	$—	$—	$550
JPMCB	3,402	(3,402)	—	—
Total derivatives subject to a master netting
arrangement or similar agreement	$3,952	$(3,402)	$—	$550

Liabilities
Counterparty	Gross amounts presented in the statement of assets & liabilities	Gross amounts not offset in the statement of assets & liabilities
		Financial instruments	Collateral pledged	Net amount
CIBC	$(109,162)	$—	$—	$(109,162)
JPMCB	(95,897)	3,402	—	(92,495)
Total derivatives subject to a master netting
arrangement or similar agreement	$(205,059)	$3,402	$—	$(201,657)

UBS Relationship Funds
Notes to financial statements

Assets
UBS High Yield Relationship Fund	Gross amounts presented in the statement of assets & liabilities	Gross amounts not offset in the statement of assets & liabilities
		Financial instruments	Collateral pledged	Net amount
Counterparty - MLI	$185,220	$(966)	$—	$184,254

Liabilities
	Gross amounts presented in the statement of assets & liabilities	Gross amounts not offset in the statement of assets & liabilities
		Financial instruments	Collateral pledged	Net amount
Counterparty - MLI	$(966)	$966	$—	$—

Assets
UBS Opportunistic Emerging Markets Debt Relationship Fund	Gross amounts presented in the statement of assets & liabilities	Gross amounts not offset in the statement of assets & liabilities
		Financial instruments	Collateral received	Net amount
Counterparty
BB	$176,376	$(33,129)	$—	$143,247
CSI	36,239	(28,197)	—	8,042
DB	50,649	(50,649)	—	—
GSI	7,201	(7,201)	—	—
JPMCB	307	(307)	—	—
MLI	124	(62)	—	62
Total derivatives subject to a master netting
arrangement or similar agreement	$270,896	$(119,545)	$—	$151,351

Liabilities
Counterparty	Gross amounts presented in the statement of assets & liabilities	Gross amounts not offset in the statement of assets & liabilities
		Financial instruments	Collateral pledged	Net amount
BB	$(33,129)	$33,129	$—	$—
CITI	(14,512)	—	—	(14,512)
CSI	(28,197)	28,197	—	—
DB	(57,470)	50,649	—	(6,821)
GSI	(18,973)	7,201	—	(11,772)
JPMCB	(6,787)	307	—	(6,480)
MLI	(62)	62	—	—
Total derivatives subject to a master netting
arrangement or similar agreement	$(159,130)	$119,545	$—	$(39,585)

UBS Relationship Funds
Notes to financial statements

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contracts. Certain Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A Fund may also use forward contracts with the intent of changing the relative exposure of the Fund’s portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

UBS Relationship Funds
Notes to financial statements

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds’ commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: Each Fund, other than UBS Cash Management Prime Relationship Fund, may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to manage the average duration of the Funds, or either as a hedge or to enhance income or realized gain. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At December 31, 2013, the Funds did not hold any TBA securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the

UBS Relationship Funds
Notes to financial statements

Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swap agreements with standardized terms including a fixed spread and standard maturity dates. An index credit default swap agreement references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds with a credit default swap agreement on indices which is less expensive than it would be to buy many credit default swap agreements to achieve a similar effect. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

UBS Relationship Funds
Notes to financial statements

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Structured notes: Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

J. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market

UBS Relationship Funds
Notes to financial statements

to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

K. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

L. Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). Equity Alpha is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee equal to 0.65% per annum of short market value in connection with short sale transactions.

M. Repurchase agreements: Each Fund may purchase securities or other obligations from a bank or securities dealer, subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Funds and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes

UBS Relationship Funds
Notes to financial statements

insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

N. Distributions: With the exception of UBS Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay distributions. For UBS Cash Management Prime Relationship Fund, distributions from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

O. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

Investments in bonds with ratings of BB (Standard & Poor’s Ratings Group) or Ba (Moody’s Investors Service, Inc.) or below (commonly referred to as “high yield” bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

P. Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund and UBS U.S. Equity Alpha Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2013, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

Fund	Amount
UBS Global Securities Relationship Fund	$888

UBS Relationship Funds
Notes to financial statements

Q. Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s net asset value on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $569,463 and $2,659,596 for the years ended December 31, 2013 and December 31, 2012, respectively.

2. Investment advisory and administration fees and other transactions with affiliates
UBS Global AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

Fund	Percent
UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS International Equity Relationship Fund	0.2500
UBS Global Corporate Bond Relationship Fund	0.2000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS Cash Management Prime Relationship Fund	0.0700 *
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.1000

* The expense limitation increased from 0.0400% to 0.0700% as of April 30, 2013.

The Advisor has voluntarily agreed to reimburse UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies), to the extent necessary so that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies), otherwise do not exceed the following percentage of average daily net assets.

Fund	Percent
UBS U.S. Equity Alpha Relationship Fund	0.1200%

At December 31, 2013, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount
UBS International Equity Relationship Fund	$11,825
UBS U.S. Equity Alpha Relationship Fund	10,333
UBS Global Corporate Bond Relationship Fund	19,732
UBS Opportunistic Emerging Markets Debt Relationship Fund	10,911
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	17,720

UBS Relationship Funds
Notes to financial statements

During the year ended December 31, 2013, the Funds accrued expense reimbursements as follows:

Fund	Amount
UBS International Equity Relationship Fund	$162,566
UBS U.S. Equity Alpha Relationship Fund	144,308
UBS Global Corporate Bond Relationship Fund	147,916
UBS Opportunistic Emerging Markets Debt Relationship Fund	162,542
UBS Cash Management Prime Relationship Fund	43,524
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	242,390

Each Fund pays an administration fee to JPMorgan Chase Bank that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Amounts relating to those investments for the year ended December 31, 2013 have been included near the end of each Fund’s Portfolio of investments.

The Funds may invest in shares of UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2013 have been included near the end of each Fund’s Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member of Private Money Market and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2013 have been included near the end of each Fund’s Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2013, were as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$286

3. Securities lending
Each Fund may lend portfolio securities up to 33¹/³% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents, or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

UBS Relationship Funds
Notes to financial statements

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Global Securities Relationship Fund loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. Cash collateral received is invested in Private Money Market Fund, which is included in the Fund’s Portfolio of investments. In addition, UBS Global Securities Relationship Fund received US government agency securities as collateral with a market value of $1,080,228, which cannot be resold. The value of loaned securities and related collateral at December 31, 2013 were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Securities Relationship Fund	$8,578,397	$8,792,700	$7,712,472

4. Purchases and sales of securities
For the year ended December 31, 2013, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$122,506,264	$258,952,590
UBS Emerging Markets Equity Relationship Fund	183,127,711	225,232,596
UBS International Equity Relationship Fund	15,323,744	21,995,065
UBS U.S. Equity Alpha Relationship Fund (long transactions)	100,648,479	103,660,431
UBS U.S. Equity Alpha Relationship Fund (short sale transactions)	30,685,243	24,809,111
UBS Global Corporate Bond Relationship Fund	58,440,445	135,695,253
UBS High Yield Relationship Fund	359,112,964	129,765,304
UBS Opportunistic Emerging Markets Debt Relationship Fund	13,441,497	9,564,881

For the year ended December 31, 2013, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$3,528,165	$4,495,807
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	9,070,277	46,568,265

5. Federal income taxes
The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

As of and during the year ended December 31, 2013, no Funds other than UBS Global Securities Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund had liabilities for any uncertain tax positions. UBS Global Securities Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund had accrued liabilities for uncertain tax positions of $24,993 and $29,090, respectively, at December 31, 2013 which is included in the Payable for accrued foreign capital gains taxes in the Statement of assets and liabilities. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of

UBS Relationship Funds
Notes to financial statements

operations. During the year, the Funds did not incur any interest or penalties. Capital gains realized by the Funds on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended December 31, 2013, remains subject to examination by the Internal Revenue Service and state taxing authorities.

6. Partnership allocations
For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

UBS Relationship Funds
Report of independent registered public accounting firm

The Board of Trustees and Shareholders of UBS Relationship Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Relationship Funds (comprising, respectively, UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS Global Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Cash Management Prime Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund) (collectively, the “Funds”) as of December 31, 2013, and the related statements of operations for the year then ended, the statement of cash flows for UBS U.S. Equity Alpha Relationship Fund for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting UBS Relationship Funds at December 31, 2013, the results of their operations and cash flows for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2014

UBS Relationship Funds
General information (unaudited)

Quarterly Form N-Q portfolio schedule
Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

In addition, UBS Cash Management Prime Relationship Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed UBS Cash Management Prime Relationship Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record
You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended December 31, 2013 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Relationship Funds
Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Adela Cepeda; 55 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

John J. Murphy; 69 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2008	Mr. Murphy is President of Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy is a trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

UBS Relationship Funds
Trustee and officer information (unaudited)

Non-interested Trustees (continued)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Frank K. Reilly; 78 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and Chairman of the Audit Committee for the Bank.

Edward M. Roob; 79 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2002	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None.

Abbie J. Smith; 60 Booth School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2008	Ms. Smith is a Boris and Irene Stern Professor of Accounting, University of Chicago Booth school of Business (since 1980). Formerly Ms. Smith was also a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004 commenced operations in 2008) (from 2008 to 2010).	Ms. Smith is a trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics, and supply-chain management). In addition Ms. Smith is a director/trustee (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds Complex (89 portfolios).

UBS Relationship Funds
Trustee and officer information (unaudited)

Non-interested Trustees (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
J. Mikesell Thomas; 63 1353 Astor Place Chicago, Illinois 60601	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008); and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2009).

Mr. Thomas is a director or trustee of four investment companies (consisting of 32 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for Northshore University HealthSystems, a not for profit healthcare organization and a director (since 2012) and member of the Audit and Investment and Finance Committees of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested Trustee

Shawn Lytle*,2; 44	Trustee	Since 2011	Mr. Lytle is a Group Managing Director and head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as head of Americas, he was deputy global head of equities (from 2008 to 2010), head of equity capabilities and business management (2008), and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.	Mr. Lytle is a trustee of three investment companies (consisting of 31 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

UBS Relationship Funds
Trustee and officer information (unaudited)

Officers

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 48	Vice President, Assistant Secretary and Interim Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary) Since January 2014 (Interim Chief Compliance Officer)

Mr. Allessie is an executive director (since 2007) (prior to which he was a director), deputy general counsel (since 2005) and interim chief compliance officer (since January 2014) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Mr. Allessie is a vice president, assistant secretary and interim chief compliance officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 45	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She is vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 50	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 48	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of the North American fund treasury department UBS Global AM—Americas region (since 2011). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 49	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

UBS Relationship Funds
Trustee and officer information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Christopher S. Ha*; 33	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and associate general counsel (since 2012) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 56	Vice President and Secretary	Since 1999 and 2004, respectively

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 45	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 42	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 47	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 48	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

UBS Relationship Funds
Trustee and officer information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 57	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund PLC (since 2008). Mr. Shoup is a vice president and chief operating officer of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Keith A. Weller*; 52	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Mandy Yu *; 30	Vice President	Since February 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—American region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 16 investment companies (consisting of 76 portfolios) for which UBS Global AM serves as investment advisor or manager.

[1]	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.
[2]	Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.
*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

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UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019

S1104

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $377,330 and $462,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $24,760 and $21,577 respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2013 and 2012 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $173,557 and $127,400, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns and assistance with identification of passive foreign investment companies.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended December 31, 2013 and December 31, 2012, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

	(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Trust, as well as with the Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

	(b)	To pre-approve all non-audit services to be provided to the Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

	(c)	To pre-approve all non-audit services to be provided by the Trust’s independent auditors to the Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Trust when, without such pre-approval by the Committee, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

	(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

	(e)	To consider whether the non-audit services provided by the Trust’s independent auditor to the Trust’s investment advisor or any advisor affiliate that provides on-going services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2013 and December 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)

According to E&Y, for the fiscal year ended December 31, 2013, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable for this filing.

(g)

For the fiscal years ended December 31, 2013 and December 31, 2012, the aggregate fees billed by E&Y of $428,692 and $366,339 respectively, for non-audit services rendered to the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2013	2012
Covered Services	$198,317	$148,977
Non-Covered Services	$230,375	$217,362

(h)

The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)	Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 10, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	March 10, 2014